FINANCIAL STATEMENTS

Separate Account I of National Integrity Life Insurance Company
Year Ended December 31, 2022
With Report of Independent Registered
Public Accounting Firm

Separate Account I
of
National Integrity Life Insurance Company

Financial Statements

Year Ended December 31, 2022

Report of Independent Registered Public Accounting Firm

The Board of Directors of National Integrity Life Insurance Company and
The Contract Owners of Separate Account I of National Integrity Life Insurance Company

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in Appendix A that comprise Separate Account I of National Integrity Life Insurance Company (the Separate Account), as of December 31, 2022, the related statements of operations and the statements of changes in net assets for each of the periods indicated in Appendix A, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations and changes in its net assets for each of the periods indicated in Appendix A, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1993.
Cincinnati, Ohio
April 17, 2023
1

Appendix A

Subaccounts comprising Separate Account I of National Integrity Life Insurance Company

Subaccounts	Statement of operations	Statements of changes in net assets
American Funds Insurance Series
Non-Affiliated Class 2	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds I.S. Managed Risk Asset Allocation Fund
Non-Affiliated Class 4
American Funds I.S. The Bond Fund of America
American Funds I.S. Capital Income Builder Fund
American Funds I.S. Global Growth Fund
American Funds I.S. Growth Fund
American Funds I.S. Growth-Income Fund
American Funds I.S. New World Fund

BlackRock Variable Series Funds
Non-Affiliated Class 3
BlackRock Capital Appreciation V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock High Yield V.I. Fund
BlackRock Total Return V.I. Fund

Columbia Funds Variable Portfolios
Non-Affiliated Class 1
Columbia VP – Select Mid Cap Value Fund
Non-Affiliated Class 2
Columbia VP – Small Cap Value Fund

DWS Investments VIT Funds
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund

Fidelity Variable Insurance Products
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio
Fidelity VIP Overseas Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Index 500 Portfolio

2

Appendix A (continued)

Subaccounts	Statement of operations	Statements of changes in net assets
Non-Affiliated Initial Class (continued):	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Fidelity VIP Investment Grade Bond Portfolio
Fidelity VIP Government Money Market
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio
Fidelity VIP Mid Cap Portfolio
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Balanced Portfolio
Fidelity VIP Bond Index Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Disciplined Small Cap Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Extended Market Index Portfolio
Fidelity VIP Freedom 2010 Portfolio
Fidelity VIP Freedom 2015 Portfolio
Fidelity VIP Freedom 2020 Portfolio
Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Index 500 Portfolio
Fidelity VIP International Index Portfolio
Fidelity VIP Investment Grade Bond Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Overseas Portfolio
Fidelity VIP Target Volatility Portfolio
Fidelity VIP Total Market Index Portfolio

Franklin Templeton VIP Trust
Non-Affiliated Class 1:
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Non-Affiliated Class 2:
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Small Cap Value VIP Fund
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund

3

Appendix A (continued)

Subaccounts	Statement of operations	Statements of changes in net assets
Rydex Variable Trust (Guggenheim Variable Insurance Funds)	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund
Guggenheim VT Multi-Hedge Strategies Fund
Guggenheim VT Long Short Equity Fund
iShares Trust
ETF Shares:
iShares® Core S&P 500 ETF
iShares® Core S&P Mid-Cap ETF
iShares® Core S&P Small-Cap ETF
iShares® Core U.S. Aggregate Bond ETF
iShares® iBoxx $ High Yield Corporate Bond ETF
iShares® 5-10 Year Investment Grade Corporate Bond ETF
iShares® International Treasury Bond ETF
iShares® S&P 500 Growth ETF
iShares® S&P 500 Value ETF
iShares® TIPS Bond ETF

Invesco (AIM) Variable Insurance Funds
Non-Affiliated Class 2:
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Comstock Fund
Invesco V.I. EQV International Equity Fund (formerly, Invesco V.I. International Growth Fund)
Invesco V.I. Discovery Mid Cap Growth Fund

JPMorgan Insurance Trust
Non-Affiliated Class 1:
JP Morgan IT Mid Cap Value

Morgan Stanley Variable Insurance Funds, Inc.
Non-Affiliated Class 1:
Morgan Stanley VIF Emerging Markets Debt Portfolio
Morgan Stanley VIF U.S. Real Estate Portfolio
Non-Affiliated Class 2:
Morgan Stanley VIF Emerging Markets Debt Portfolio
Morgan Stanley VIF Emerging Markets Equity Portfolio
Morgan Stanley VIF U.S. Real Estate Portfolio

4

Appendix A (continued)

Subaccounts	Statement of operations	Statements of changes in net assets
Pimco Variable Insurance Trust	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Advisor Class:
PIMCO VIT All Asset Portfolio
PIMCO VIT International Bond Portfolio (US Dollar Hedged)
PIMCO VIT CommodityRealReturn® Strategy Portfolio
PIMCO VIT Long-Term U.S. Government Portfolio
PIMCO VIT Low Duration Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio

Northern Lights Variable Trust
Non-Affiliated Class 3:
TOPS® Managed Risk Moderate Growth ETF Portfolio

Touchstone Variable Series Trust
Affiliated Service Class:
Touchstone VST Bond Fund
Touchstone VST Common Stock Fund

The Vanguard Index Funds
ETF Shares:
Vanguard® Developed Markets Index Fund, ETF Shares
Vanguard® Dividend Appreciation Index Fund, ETF Shares
Vanguard® Emerging Markets Stock Index Fund, ETF Shares
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares
Vanguard® Large-Cap Index Fund, ETF Shares
Vanguard® Mega Cap Index Fund, ETF Shares
Vanguard® Real Estate Index Fund, ETF Shares
Vanguard® Short-Term Bond Index Fund, ETF Shares
Vanguard® Total Bond Market Index Fund, ETF Shares
Touchstone Variable Series Trust	For the year ended December 31, 2022	For the year ended December 31, 2022 and for the period from April 17, 2021 (commencement of operations) through December 31, 2021
Affiliated Service Class:
Touchstone VST Balanced Fund

Touchstone Variable Series Trust	N/A	For the period January 1, 2021 through April 16, 2021
Affiliated Service Class:
Touchstone VST Aggressive ETF Fund
Touchstone VST Conservative ETF Fund
Touchstone VST Moderate ETF Fund
5

Separate Account I
of
National Integrity Life Insurance Company
Statement of Assets and Liabilities
December 31, 2022

Subaccount	Investments at fair value	Receivable from (payable to) the general account of National Integrity	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Affiliated:
Touchstone VST Balanced Fund	$13,688,121	$(2)	$13,688,119	$8.78	to	$9.02	1,539,168
Touchstone VST Bond Fund	1,641,948	(8)	1,641,940	9.00	to	9.35	180,995
Touchstone VST Common Stock Fund	16,169,225	3	16,169,228	13.27	to	13.78	1,206,507
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	1,749,343	—	1,749,343	23.63	to	38.48	58,146
Fidelity VIP Overseas Portfolio	921,630	1	921,631	11.54	to	47.68	25,793
Fidelity VIP Equity-Income Portfolio	7,842,883	(2)	7,842,881	38.04	to	134.19	80,939
Fidelity VIP Growth Portfolio	4,836,471	1	4,836,472			233.85	20,682
Fidelity VIP High Income Portfolio	1,427,637	2	1,427,639			28.29	50,458
Fidelity VIP Asset Manager Portfolio	2,461,412	2	2,461,414			62.58	39,335
Fidelity VIP Contrafund® Portfolio	12,143,109	—	12,143,109	59.04	to	116.21	132,647
Fidelity VIP Index 500 Portfolio	3,601,136	(1)	3,601,135	27.77	to	99.12	60,278
Fidelity VIP Investment Grade Bond Portfolio	966,332	(3)	966,329	11.34	to	35.32	57,076
Fidelity VIP Government Money Market	3,215,823	1	3,215,824	8.93	to	10.17	336,993
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	283,813	(3)	283,810	33.96	to	34.91	8,356
Fidelity VIP Mid Cap Portfolio	2,883,198	(6)	2,883,192	83.51	to	88.14	34,057
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	750,664	(3)	750,661	15.64	to	22.81	43,344
Fidelity VIP Balanced Portfolio	10,264,512	7	10,264,519	21.29	to	32.03	436,994
Fidelity VIP Bond Index Portfolio	1,560,709	2	1,560,711	8.80	to	8.97	176,888
Fidelity VIP Contrafund® Portfolio	15,426,146	3	15,426,149	25.15	to	48.45	487,056
Fidelity VIP Disciplined Small Cap Portfolio	1,908,585	2	1,908,587	18.82	to	25.82	94,388
Fidelity VIP Equity-Income Portfolio	4,540,019	(10)	4,540,009	18.74	to	32.33	181,396
Fidelity VIP Extended Market Index Portfolio	52,275	2	52,277	11.56	to	11.78	4,523
Fidelity VIP Freedom 2010 Portfolio	332,797	4	332,801	14.53	to	17.22	22,170
Fidelity VIP Freedom 2015 Portfolio	208,259	1	208,260	15.13	to	17.93	13,418
Fidelity VIP Freedom 2020 Portfolio	482,037	(2)	482,035	15.40	to	18.25	30,494
Fidelity VIP Freedom 2025 Portfolio	2,363,505	(2)	2,363,503	16.48	to	19.53	141,620
Fidelity VIP Freedom 2030 Portfolio	320,086	2	320,088	16.82	to	20.52	18,392
Fidelity VIP Growth Portfolio	4,309,971	(4)	4,309,967	29.21	to	45.82	119,787
Fidelity VIP High Income Portfolio	5,384,509	(4)	5,384,505	13.50	to	24.42	292,579
Fidelity VIP Index 500 Portfolio	30,159,216	(2)	30,159,214	25.78	to	37.99	1,119,530
Fidelity VIP International Index Portfolio	399,442	4	399,446	8.83	to	10.28	39,489
Fidelity VIP Investment Grade Bond Portfolio	11,703,845	7	11,703,852	11.00	to	16.98	923,613
Fidelity VIP Mid Cap Portfolio	6,554,591	(8)	6,554,583	23.01	to	55.66	210,287
Fidelity VIP Overseas Portfolio	2,213,957	3	2,213,960	11.12	to	22.40	164,039
Fidelity VIP Target Volatility Portfolio	361,730	—	361,730	13.03	to	13.77	27,497
Fidelity VIP Total Market Index Portfolio	641,361	(1)	641,360	12.45	to	12.70	51,292
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	1,493,069	(6)	1,493,063	22.88	to	24.77	62,936
Franklin Growth and Income VIP Fund	1,648,193	3	1,648,196	36.60	to	37.62	45,029
Franklin Income VIP Fund	2,327,848	(2)	2,327,846	30.84	to	31.70	75,433
JP Morgan IT Mid Cap Value	407,101	—	407,101	29.89	to	45.42	9,776
Morgan Stanley VIF Emerging Markets Debt Portfolio	69,453	1	69,454	14.44	to	28.47	2,611
Morgan Stanley VIF U.S. Real Estate Portfolio	397,901	2	397,903	13.78	to	41.62	11,739
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	1,897,406	2	1,897,408	12.80	to	13.53	147,078
Columbia VP – Small Cap Value Fund	1,375,597	3	1,375,600	25.02	to	35.89	41,195
Franklin Growth and Income VIP Fund	4,062,957	5	4,062,962	20.44	to	37.35	148,314
Franklin Income VIP Fund	8,852,040	(3)	8,852,037	16.03	to	31.48	463,462
Franklin Large Cap Growth VIP Fund	1,599,447	2	1,599,449	21.44	to	36.06	58,157
Franklin Mutual Shares VIP Fund	8,381,275	(5)	8,381,270	14.24	to	29.38	507,907
Franklin Small Cap Value VIP Fund	1,000,893	3	1,000,896	20.77	to	26.71	46,006
Invesco V.I. American Franchise Fund	300,160	5	300,165	26.62	to	42.84	9,789
Invesco V.I. American Value Fund	4,336,493	6	4,336,499	22.02	to	25.31	190,254
Invesco V.I. Comstock Fund	3,149,175	(1)	3,149,174	21.77	to	43.74	125,433
Invesco V.I. EQV International Equity Fund (a)	1,778,145	(1)	1,778,144	12.18	to	13.08	143,121
Invesco V.I. Discovery Mid Cap Growth Fund (a)	614,302	(2)	614,300	11.74	to	11.92	52,234
Templeton Foreign VIP Fund	3,402,610	(2)	3,402,608	8.98	to	20.84	322,045
Templeton Global Bond VIP Fund	307,626	(4)	307,622	7.65	to	8.11	39,723
Templeton Growth VIP Fund	835,316	2	835,318	10.25	to	22.22	54,368
Morgan Stanley VIF Emerging Markets Debt Portfolio	546,746	(5)	546,741	10.53	to	21.42	41,267
Morgan Stanley VIF Emerging Markets Equity Portfolio	1,535,310	5	1,535,315	7.77	to	34.21	119,824
Morgan Stanley VIF U.S. Real Estate Portfolio	1,789,318	—	1,789,318	10.36	to	31.87	150,662

(a) Name Change. See Note 1.	6
(b) New Underlying Fund. See Note 1

Separate Account I
of
National Integrity Life Insurance Company
Statement of Assets and Liabilities (continued)
December 31, 2022

Subaccount	Investments at fair value	Receivable from (payable to) the general account of National Integrity	Net Assets	Unit Value Range (Lowest to Highest)			Units Outstanding
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	$2,898,586	$(8)	$2,898,578	$23.48	to	$25.20	121,136
BlackRock Global Allocation V.I. Fund	552,769	—	552,769	13.14	to	14.10	41,511
BlackRock High Yield V.I. Fund	214,410	1	214,411	11.62	to	12.06	18,505
BlackRock Total Return V.I. Fund	418,502	(4)	418,498	9.17	to	9.52	45,770
TOPS® Managed Risk Moderate Growth ETF Portfolio	960,060	2	960,062	11.50	to	12.19	82,936
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America (a)	1,114,001	3	1,114,004	9.48	to	9.83	117,229
American Funds I.S. Capital Income Builder Fund	2,733,060	(5)	2,733,055	11.77	to	12.29	229,297
American Funds I.S. Global Growth Fund	1,924,533	5	1,924,538	18.03	to	19.05	104,344
American Funds I.S. Growth Fund	3,533,422	3	3,533,425	24.36	to	25.74	143,367
American Funds I.S. Growth-Income Fund	2,828,538	7	2,828,545	19.71	to	20.83	141,338
American Funds I.S. New World Fund	1,404,577	(2)	1,404,575	11.89	to	12.56	115,783
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	391,406	8	391,414	34.88	to	37.04	10,858
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	1,576,959	1	1,576,960	19.06	to	33.54	69,675
Advisor Class:
PIMCO VIT All Asset Portfolio	1,180,408	(8)	1,180,400	13.79	to	15.69	80,358
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	41,409	2	41,411	9.69	to	10.06	4,219
PIMCO VIT CommodityRealReturn® Strategy Portfolio	1,197,770	(8)	1,197,762	5.43	to	7.72	212,545
PIMCO VIT Long-Term U.S. Government Portfolio	166,544	6	166,550	8.53	to	9.05	18,777
PIMCO VIT Low Duration Portfolio	1,716,598	2	1,716,600	9.52	to	11.09	166,418
PIMCO VIT Real Return Portfolio	1,001,560	3	1,001,563	10.97	to	13.03	82,714
PIMCO VIT Total Return Portfolio	16,802,833	7	16,802,840	10.49	to	13.20	1,351,175
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	121,516	6	121,522	6.71	to	8.64	17,606
Guggenheim VT Multi-Hedge Strategies Fund	327,950	2	327,952	8.86	to	11.67	35,366
Guggenheim VT Long Short Equity Fund	54,021	4	54,025	10.17	to	12.82	5,035
ETF Shares:
iShares® Core S&P 500 ETF	12,848,957	1	12,848,958	22.28	to	77.87	180,560
iShares® Core S&P Mid-Cap ETF	3,840,694	(4)	3,840,690	21.77	to	65.75	63,216
iShares® Core S&P Small-Cap ETF	2,002,096	1	2,002,097	20.37	to	66.57	32,530
iShares® Core U.S. Aggregate Bond ETF	410,994	6	411,000	20.84	to	25.03	19,248
iShares® iBoxx $ High Yield Corporate Bond ETF	36,563	3	36,566	21.61	to	31.97	1,274
iShares® 5-10 Year Investment Grade Corporate Bond ETF	642,115	3	642,118	20.58	to	26.96	27,422
iShares® International Treasury Bond ETF	1,744,558	—	1,744,558	15.82	to	17.72	107,516
iShares® S&P 500 Growth ETF	1,841,479	(4)	1,841,475	20.63	to	84.74	24,180
iShares® S&P 500 Value ETF	356,383	4	356,387	23.70	to	66.75	5,714
iShares® TIPS Bond ETF	52,571	3	52,574	21.46	to	26.91	2,369
Vanguard® Developed Markets Index Fund, ETF Shares	1,948,514	5	1,948,519	20.06	to	37.80	55,932
Vanguard® Dividend Appreciation Index Fund, ETF Shares	706,453	(1)	706,452	24.04	to	74.44	10,746
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	201,057	6	201,063	18.10	to	26.92	8,141
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	28,009	(2)	28,007	20.57	to	29.95	999
Vanguard® Large-Cap Index Fund, ETF Shares	514,072	2	514,074	21.72	to	76.26	7,315
Vanguard® Mega Cap Index Fund, ETF Shares	126,137	—	126,137	21.81	to	78.83	1,726
Vanguard® Real Estate Index Fund, ETF Shares	219,589	4	219,593	20.28	to	49.14	5,093
Vanguard® Short-Term Bond Index Fund, ETF Shares	16,081	1	16,082	20.57	to	22.95	761
Vanguard® Total Bond Market Index Fund, ETF Shares	12,936,032	12	12,936,044	20.82	to	25.12	593,447

(a) Name Change. See Note 1.	7
(b) New Underlying Fund. See Note 1

Separate Account I
of
National Integrity Life Insurance Company
Statement of Operations
For the Year Ended December 31, 2022

	Investment
	Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone VST Balanced Fund	$70,628	$221,139	$(150,511)	$(201,511)	$3,403,813	$(6,144,157)	$(2,941,855)	$(3,092,366)
Touchstone VST Bond Fund	31,690	27,125	4,565	(19,158)	13,713	(319,998)	(325,443)	(320,878)
Touchstone VST Common Stock Fund	40,809	263,198	(222,389)	826,722	2,344,541	(7,245,147)	(4,073,884)	(4,296,273)
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	24,382	26,289	(1,907)	36,392	117,334	(580,167)	(426,441)	(428,348)
Fidelity VIP Overseas Portfolio	10,438	14,646	(4,208)	24,713	10,288	(399,407)	(364,406)	(368,614)
Fidelity VIP Equity-Income Portfolio	151,151	104,616	46,535	161,576	264,360	(977,444)	(551,508)	(504,973)
Fidelity VIP Growth Portfolio	35,652	78,459	(42,807)	465,878	430,810	(2,686,569)	(1,789,881)	(1,832,688)
Fidelity VIP High Income Portfolio	76,603	18,971	57,632	(42,549)	—	(212,326)	(254,875)	(197,243)
Fidelity VIP Asset Manager Portfolio	54,333	36,346	17,987	37,216	179,678	(732,632)	(515,738)	(497,751)
Fidelity VIP Contrafund® Portfolio	68,550	189,475	(120,925)	644,749	654,498	(6,076,159)	(4,776,912)	(4,897,837)
Fidelity VIP Index 500 Portfolio	57,789	54,788	3,001	278,212	31,765	(1,226,962)	(916,985)	(913,984)
Fidelity VIP Investment Grade Bond Portfolio	23,119	14,868	8,251	(17,103)	58,931	(222,966)	(181,138)	(172,887)
Fidelity VIP Government Money Market	79,495	90,188	(10,693)	—	—	(1)	(1)	(10,694)
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	1,778	4,721	(2,943)	30,620	26,006	(164,267)	(107,641)	(110,584)
Fidelity VIP Mid Cap Portfolio	12,235	41,952	(29,717)	24,536	202,893	(782,436)	(555,007)	(584,724)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	15,236	14,562	674	296	73,940	(269,655)	(195,419)	(194,745)
Fidelity VIP Balanced Portfolio	125,659	168,416	(42,757)	317,009	715,660	(3,652,558)	(2,619,889)	(2,662,646)
Fidelity VIP Bond Index Portfolio	23,633	23,837	(204)	(25,580)	—	(229,614)	(255,194)	(255,398)
Fidelity VIP Contrafund® Portfolio	45,336	247,391	(202,055)	746,272	852,523	(7,380,982)	(5,782,187)	(5,984,242)
Fidelity VIP Disciplined Small Cap Portfolio	11,756	26,563	(14,807)	(18,046)	302,568	(692,474)	(407,952)	(422,759)
Fidelity VIP Equity-Income Portfolio	79,553	53,958	25,595	83,553	157,218	(473,595)	(232,824)	(207,229)
Fidelity VIP Extended Market Index Portfolio	551	674	(123)	113	921	(10,952)	(9,918)	(10,041)
Fidelity VIP Freedom 2010 Portfolio	6,920	5,232	1,688	45	22,063	(84,648)	(62,540)	(60,852)
Fidelity VIP Freedom 2015 Portfolio	4,577	3,487	1,090	(2,113)	26,468	(70,066)	(45,711)	(44,621)
Fidelity VIP Freedom 2020 Portfolio	10,440	8,163	2,277	758	64,006	(184,126)	(119,362)	(117,085)
Fidelity VIP Freedom 2025 Portfolio	45,663	38,506	7,157	5,777	166,057	(701,720)	(529,886)	(522,729)
Fidelity VIP Freedom 2030 Portfolio	5,810	4,784	1,026	1,363	23,133	(97,227)	(72,731)	(71,705)
Fidelity VIP Growth Portfolio	17,089	68,162	(51,073)	129,018	372,367	(1,989,673)	(1,488,288)	(1,539,361)
Fidelity VIP High Income Portfolio	288,356	46,045	242,311	(552,962)	—	(232,498)	(785,460)	(543,149)
Fidelity VIP Index 500 Portfolio	396,533	483,431	(86,898)	2,359,955	265,146	(10,367,023)	(7,741,922)	(7,828,820)
Fidelity VIP International Index Portfolio	8,914	5,722	3,192	(2,592)	—	(73,970)	(76,562)	(73,370)

(a) Name Change. See Note 1.	8
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Statement of Operations (continued)
For the Year Ended December 31, 2022

	Investment
	Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Investment Grade Bond Portfolio	$263,700	$185,617	$78,083	$(216,352)	$707,531	$(2,649,272)	$(2,158,093)	$(2,080,010)
Fidelity VIP Mid Cap Portfolio	19,055	106,141	(87,086)	29,003	506,561	(1,934,546)	(1,398,982)	(1,486,068)
Fidelity VIP Overseas Portfolio	19,717	34,153	(14,436)	40,679	20,064	(807,584)	(746,841)	(761,277)
Fidelity VIP Target Volatility Portfolio	9,746	7,209	2,537	(2,426)	6,085	(104,334)	(100,675)	(98,138)
Fidelity VIP Total Market Index Portfolio	8,438	9,819	(1,381)	9,938	1,081	(163,308)	(152,289)	(153,670)
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	—	22,162	(22,162)	99,689	—	(284,551)	(184,862)	(207,024)
Franklin Growth and Income VIP Fund	56,615	22,739	33,876	(27,198)	778,018	(929,531)	(178,711)	(144,835)
Franklin Income VIP Fund	130,782	34,474	96,308	10,417	49,866	(338,537)	(278,254)	(181,946)
JP Morgan IT Mid Cap Value	5,345	7,179	(1,834)	33,744	80,365	(176,137)	(62,028)	(63,862)
Morgan Stanley VIF Emerging Markets Debt Portfolio	5,488	993	4,495	(3,571)	—	(18,681)	(22,252)	(17,757)
Morgan Stanley VIF U.S. Real Estate Portfolio	5,742	6,758	(1,016)	11,788	100,478	(274,193)	(161,927)	(162,943)
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	45,186	31,370	13,816	10,813	76,405	(470,776)	(383,558)	(369,742)
Columbia VP – Small Cap Value Fund	7,292	21,752	(14,460)	(22,123)	572,480	(711,949)	(161,592)	(176,052)
Franklin Growth and Income VIP Fund	137,338	62,374	74,964	(696,341)	2,170,106	(1,969,083)	(495,318)	(420,354)
Franklin Income VIP Fund	502,735	149,808	352,927	73,106	204,063	(1,397,745)	(1,120,576)	(767,649)
Franklin Large Cap Growth VIP Fund	—	42,146	(42,146)	(351,896)	800,325	(2,038,704)	(1,590,275)	(1,632,421)
Franklin Mutual Shares VIP Fund	163,965	133,717	30,248	(187,411)	990,198	(1,732,183)	(929,396)	(899,148)
Franklin Small Cap Value VIP Fund	10,586	15,789	(5,203)	(29,714)	199,752	(303,119)	(133,081)	(138,284)
Invesco V.I. American Franchise Fund	—	5,237	(5,237)	2,509	98,856	(244,142)	(142,777)	(148,014)
Invesco V.I. American Value Fund	20,862	78,845	(57,983)	175,370	845,028	(1,289,256)	(268,858)	(326,841)
Invesco V.I. Comstock Fund	46,535	51,410	(4,875)	106,287	106,111	(236,452)	(24,054)	(28,929)
Invesco V.I. EQV International Equity Fund (a)	27,637	27,646	(9)	(20,240)	216,191	(648,725)	(452,774)	(452,783)
Invesco V.I. Discovery Mid Cap Growth Fund (a)	—	9,156	(9,156)	1,957	206,731	(449,115)	(240,427)	(249,583)
Templeton Foreign VIP Fund	111,129	52,230	58,899	(96,515)	—	(321,185)	(417,700)	(358,801)
Templeton Global Bond VIP Fund	—	4,486	(4,486)	(24,600)	—	7,256	(17,344)	(21,830)
Templeton Growth VIP Fund	1,384	12,937	(11,553)	(40,506)	—	(74,354)	(114,860)	(126,413)
Morgan Stanley VIF Emerging Markets Debt Portfolio	43,843	8,516	35,327	(18,645)	—	(155,531)	(174,176)	(138,849)
Morgan Stanley VIF Emerging Markets Equity Portfolio	6,847	25,368	(18,521)	(164,637)	195,742	(614,146)	(583,041)	(601,562)
Morgan Stanley VIF U.S. Real Estate Portfolio	19,876	30,481	(10,605)	(52,752)	452,980	(1,103,656)	(703,428)	(714,033)
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	73,501	49,024	24,477	(57,988)	96,981	(1,841,119)	(1,802,126)	(1,777,649)
BlackRock Global Allocation V.I. Fund	—	8,791	(8,791)	(3,834)	9,188	(112,332)	(106,978)	(115,769)
BlackRock High Yield V.I. Fund	12,463	3,710	8,753	(2,881)	—	(38,568)	(41,449)	(32,696)
BlackRock Total Return V.I. Fund	8,445	6,985	1,460	(4,948)	81	(76,445)	(81,312)	(79,852)
TOPS® Managed Risk Moderate Growth ETF Portfolio	167,517	17,245	150,272	(25,403)	627,058	(945,041)	(343,386)	(193,114)
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America (a)	31,555	16,947	14,608	(11,983)	12,525	(190,206)	(189,664)	(175,056)
American Funds I.S. Capital Income Builder Fund	73,476	40,830	32,646	37,003	—	(352,793)	(315,790)	(283,144)

(a) Name Change. See Note 1.	9
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Statement of Operations (continued)
For the Year Ended December 31, 2022

	Investment
	Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk and administrative charges	Net investment income (loss)	Realized gain (loss) on sales of investments	Realized gain distributions	Change in net unrealized appreciation (depreciation) during the period	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Class 4 (continued):
American Funds I.S. Global Growth Fund	$9,075	$27,842	$(18,767)	$27,829	$234,034	$(929,161)	$(667,298)	$(686,065)
American Funds I.S. Growth Fund	4,139	58,880	(54,741)	73,033	580,438	(2,177,226)	(1,523,755)	(1,578,496)
American Funds I.S. Growth-Income Fund	33,070	46,778	(13,708)	91,290	316,215	(1,119,500)	(711,995)	(725,703)
American Funds I.S. New World Fund	14,868	17,125	(2,257)	665	103,346	(419,563)	(315,552)	(317,809)
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	3,609	5,482	(1,873)	(2,174)	67,911	(168,614)	(102,877)	(104,750)
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	11,084	22,680	(11,596)	(61,262)	305,947	(682,196)	(437,511)	(449,107)
Advisor Class:
PIMCO VIT All Asset Portfolio	95,830	18,332	77,498	(10,899)	104,018	(358,768)	(265,649)	(188,151)
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	606	599	7	(111)	17	(5,314)	(5,408)	(5,401)
PIMCO VIT CommodityRealReturn® Strategy Portfolio	267,682	19,641	248,041	96,808	—	(223,725)	(126,917)	121,124
PIMCO VIT Long-Term U.S. Government Portfolio	3,792	2,433	1,359	(27,539)	—	(48,329)	(75,868)	(74,509)
PIMCO VIT Low Duration Portfolio	31,470	31,012	458	(46,310)	—	(126,460)	(172,770)	(172,312)
PIMCO VIT Real Return Portfolio	67,669	14,188	53,481	(1,722)	—	(198,869)	(200,591)	(147,110)
PIMCO VIT Total Return Portfolio	462,363	272,055	190,308	(467,702)	—	(3,004,613)	(3,472,315)	(3,282,007)
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	3,032	2,038	994	(2,934)	601	15,864	13,531	14,525
Guggenheim VT Multi-Hedge Strategies Fund	4,016	4,732	(716)	5,081	3,491	(24,141)	(15,569)	(16,285)
Guggenheim VT Long Short Equity Fund	267	836	(569)	211	—	(9,801)	(9,590)	(10,159)
ETF Shares:
iShares® Core S&P 500 ETF	219,320	365,820	(146,500)	1,128,495	—	(4,354,721)	(3,226,226)	(3,372,726)
iShares® Core S&P Mid-Cap ETF	68,528	109,202	(40,674)	313,954	—	(1,033,375)	(719,421)	(760,095)
iShares® Core S&P Small-Cap ETF	29,331	57,006	(27,675)	120,793	—	(565,586)	(444,793)	(472,468)
iShares® Core U.S. Aggregate Bond ETF	10,637	13,084	(2,447)	(4,567)	—	(76,752)	(81,319)	(83,766)
iShares® iBoxx $ High Yield Corporate Bond ETF	1,983	1,037	946	(592)	—	(6,398)	(6,990)	(6,044)
iShares® 5-10 Year Investment Grade Corporate Bond ETF	20,815	20,242	573	11,851	—	(153,591)	(141,740)	(141,167)
iShares® International Treasury Bond ETF	1,883	47,599	(45,716)	(12,479)	—	(468,159)	(480,638)	(526,354)
iShares® S&P 500 Growth ETF	16,161	51,759	(35,598)	148,431	—	(913,609)	(765,178)	(800,776)
iShares® S&P 500 Value ETF	8,186	10,281	(2,095)	46,661	—	(82,985)	(36,324)	(38,419)
iShares® TIPS Bond ETF	4,296	1,677	2,619	460	—	(14,120)	(13,660)	(11,041)
Vanguard® Developed Markets Index Fund, ETF Shares	56,660	52,764	3,896	57,340	—	(471,947)	(414,607)	(410,711)
Vanguard® Dividend Appreciation Index Fund, ETF Shares	15,707	22,182	(6,475)	109,680	—	(228,942)	(119,262)	(125,737)
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	8,088	5,663	2,425	773	—	(54,202)	(53,429)	(51,004)
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	875	616	259	177	—	(6,080)	(5,903)	(5,644)
Vanguard® Large-Cap Index Fund, ETF Shares	9,549	16,699	(7,150)	69,814	—	(235,407)	(165,593)	(172,743)
Vanguard® Mega Cap Index Fund, ETF Shares	2,126	3,453	(1,327)	8,265	—	(43,653)	(35,388)	(36,715)
Vanguard® Real Estate Index Fund, ETF Shares	8,322	6,518	1,804	5,248	—	(91,120)	(85,872)	(84,068)
Vanguard® Short-Term Bond Index Fund, ETF Shares	250	448	(198)	(72)	5	(1,246)	(1,313)	(1,511)
Vanguard® Total Bond Market Index Fund, ETF Shares	336,068	366,559	(30,491)	(69,002)	11,402	(2,388,930)	(2,446,530)	(2,477,021)

(a) Name Change. See Note 1.	10
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2022

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Balanced Fund	$(150,511)	$3,202,302	$(6,144,157)	$(3,092,366)	$82,863	$(1,383,742)	$(227,845)	$(17,979)	$(1,546,703)	$(4,639,069)	$18,327,188	$13,688,119	11,919	(180,212)	(168,293)
Touchstone VST Bond Fund	4,565	(5,445)	(319,998)	(320,878)	3,550	(196,810)	(9,966)	(11,010)	(214,236)	(535,114)	2,177,054	1,641,940	4,777	(27,413)	(22,636)
Touchstone VST Common Stock Fund	(222,389)	3,171,263	(7,245,147)	(4,296,273)	27,076	(2,005,566)	(970,549)	(18,312)	(2,967,351)	(7,263,624)	23,432,852	16,169,228	7,764	(218,884)	(211,120)
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	(1,907)	153,726	(580,167)	(428,348)	—	(108,542)	(1,702)	(316)	(110,560)	(538,908)	2,288,251	1,749,343	1	(3,585)	(3,584)
Fidelity VIP Overseas Portfolio	(4,208)	35,001	(399,407)	(368,614)	—	(150,353)	(19,876)	(248)	(170,477)	(539,091)	1,460,722	921,631	—	(4,857)	(4,857)
Fidelity VIP Equity-Income Portfolio	46,535	425,936	(977,444)	(504,973)	231,992	(856,038)	805,708	(964)	180,698	(324,275)	8,167,156	7,842,881	15,177	(9,017)	6,160
Fidelity VIP Growth Portfolio	(42,807)	896,688	(2,686,569)	(1,832,688)	—	(443,585)	(320,473)	(900)	(764,958)	(2,597,646)	7,434,118	4,836,472	1	(3,010)	(3,009)
Fidelity VIP High Income Portfolio	57,632	(42,549)	(212,326)	(197,243)	640	(59,298)	29,473	(239)	(29,424)	(226,667)	1,654,306	1,427,639	26,005	(26,667)	(662)
Fidelity VIP Asset Manager Portfolio	17,987	216,894	(732,632)	(497,751)	3,609	(63,239)	(75,394)	(674)	(135,698)	(633,449)	3,094,863	2,461,414	511	(2,679)	(2,168)
Fidelity VIP Contrafund® Portfolio	(120,925)	1,299,247	(6,076,159)	(4,897,837)	147,023	(1,357,837)	288,340	(2,058)	(924,532)	(5,822,369)	17,965,478	12,143,109	6,941	(17,495)	(10,554)
Fidelity VIP Index 500 Portfolio	3,001	309,977	(1,226,962)	(913,984)	—	(252,637)	(61,724)	(722)	(315,083)	(1,229,067)	4,830,202	3,601,135	2	(4,696)	(4,694)
Fidelity VIP Investment Grade Bond Portfolio	8,251	41,828	(222,966)	(172,887)	—	(86,937)	(35,023)	(352)	(122,312)	(295,199)	1,261,528	966,329	2	(5,650)	(5,648)
Fidelity VIP Government Money Market	(10,693)	—	(1)	(10,694)	31,728	(651,133)	182,356	(3,297)	(440,346)	(451,040)	3,666,864	3,215,824	2,525,960	(2,573,991)	(48,031)
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	(2,943)	56,626	(164,267)	(110,584)	—	(59,483)	(1)	(118)	(59,602)	(170,186)	453,996	283,810	—	(1,597)	(1,597)
Fidelity VIP Mid Cap Portfolio	(29,717)	227,429	(782,436)	(584,724)	—	(219,045)	(13,030)	(209)	(232,284)	(817,008)	3,700,200	2,883,192	1	(2,649)	(2,648)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	674	74,236	(269,655)	(194,745)	43,752	(288,649)	(33,498)	(2,370)	(280,765)	(475,510)	1,226,171	750,661	3,043	(19,734)	(16,691)
Fidelity VIP Balanced Portfolio	(42,757)	1,032,669	(3,652,558)	(2,662,646)	1,225,649	(2,649,515)	554,051	(6,344)	(876,159)	(3,538,805)	13,803,324	10,264,519	50,788	(86,634)	(35,846)
Fidelity VIP Bond Index Portfolio	(204)	(25,580)	(229,614)	(255,398)	313,128	(85,317)	114,286	(13,214)	328,883	73,485	1,487,226	1,560,711	48,964	(16,000)	32,964
Fidelity VIP Contrafund® Portfolio	(202,055)	1,598,795	(7,380,982)	(5,984,242)	228,559	(1,997,258)	1,483,560	(38,181)	(323,320)	(6,307,562)	21,733,711	15,426,149	56,765	(73,909)	(17,144)
Fidelity VIP Disciplined Small Cap Portfolio	(14,807)	284,522	(692,474)	(422,759)	33,747	(72,360)	467,373	(5,233)	423,527	768	1,907,819	1,908,587	26,252	(7,799)	18,453
Fidelity VIP Equity-Income Portfolio	25,595	240,771	(473,595)	(207,229)	31,547	(560,156)	1,740,307	(3,083)	1,208,615	1,001,386	3,538,623	4,540,009	67,257	(31,280)	35,977
Fidelity VIP Extended Market Index Portfolio	(123)	1,034	(10,952)	(10,041)	—	—	12,505	—	12,505	2,464	49,813	52,277	1,056	—	1,056
Fidelity VIP Freedom 2010 Portfolio	1,688	22,108	(84,648)	(60,852)	—	(19,960)	16	(707)	(20,651)	(81,503)	414,304	332,801	3	(1,329)	(1,326)
Fidelity VIP Freedom 2015 Portfolio	1,090	24,355	(70,066)	(44,621)	—	(47,599)	(3)	(107)	(47,709)	(92,330)	300,590	208,260	—	(2,883)	(2,883)
Fidelity VIP Freedom 2020 Portfolio	2,277	64,764	(184,126)	(117,085)	75	(120,299)	(206)	(3,609)	(124,039)	(241,124)	723,159	482,035	13	(7,526)	(7,513)
Fidelity VIP Freedom 2025 Portfolio	7,157	171,834	(701,720)	(522,729)	—	(14,412)	245	(24,085)	(38,252)	(560,981)	2,924,484	2,363,503	22	(2,269)	(2,247)
Fidelity VIP Freedom 2030 Portfolio	1,026	24,496	(97,227)	(71,705)	—	(1,459)	—	(42)	(1,501)	(73,206)	393,294	320,088	—	(82)	(82)
Fidelity VIP Growth Portfolio	(51,073)	501,385	(1,989,673)	(1,539,361)	150,209	(370,799)	70,049	(10,158)	(160,699)	(1,700,060)	6,010,027	4,309,967	8,952	(13,297)	(4,345)
Fidelity VIP High Income Portfolio	242,311	(552,962)	(232,498)	(543,149)	120	(192,423)	(182,994)	(1,751)	(377,048)	(920,197)	6,304,702	5,384,505	1,083,544	(1,089,994)	(6,450)
Fidelity VIP Index 500 Portfolio	(86,898)	2,625,101	(10,367,023)	(7,828,820)	891,362	(2,817,191)	(74,132)	(76,308)	(2,076,269)	(9,905,089)	40,064,303	30,159,214	92,483	(169,040)	(76,557)
Fidelity VIP International Index Portfolio	3,192	(2,592)	(73,970)	(73,370)	70,160	(19,488)	62,669	(2,952)	110,389	37,019	362,427	399,446	13,044	(3,150)	9,894
Fidelity VIP Investment Grade Bond Portfolio	78,083	491,179	(2,649,272)	(2,080,010)	184,355	(1,327,470)	285,481	(103,530)	(961,164)	(3,041,174)	14,745,026	11,703,852	66,434	(138,284)	(71,850)
Fidelity VIP Mid Cap Portfolio	(87,086)	535,564	(1,934,546)	(1,486,068)	44,165	(833,967)	(603,184)	(9,146)	(1,402,132)	(2,888,200)	9,442,783	6,554,583	5,677	(48,907)	(43,230)
Fidelity VIP Overseas Portfolio	(14,436)	60,743	(807,584)	(761,277)	33,023	(139,946)	334,078	(2,907)	224,248	(537,029)	2,750,989	2,213,960	46,241	(30,303)	15,938
Fidelity VIP Target Volatility Portfolio	2,537	3,659	(104,334)	(98,138)	41,591	(138,816)	4,395	(4,259)	(97,089)	(195,227)	556,957	361,730	3,281	(10,993)	(7,712)
Fidelity VIP Total Market Index Portfolio	(1,381)	11,019	(163,308)	(153,670)	140,086	(34,755)	56,512	(4,996)	156,847	3,177	638,183	641,360	15,039	(4,289)	10,750
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	(22,162)	99,689	(284,551)	(207,024)	72,968	(122,990)	(88,021)	(753)	(138,796)	(345,820)	1,838,883	1,493,063	5,606	(11,901)	(6,295)
Franklin Growth and Income VIP Fund	33,876	750,820	(929,531)	(144,835)	—	(60,062)	—	(352)	(60,414)	(205,249)	1,853,445	1,648,196	—	(1,629)	(1,629)
Franklin Income VIP Fund	96,308	60,283	(338,537)	(181,946)	—	(165,729)	(147,737)	(540)	(314,006)	(495,952)	2,823,798	2,327,846	—	(10,123)	(10,123)
JP Morgan IT Mid Cap Value	(1,834)	114,109	(176,137)	(63,862)	—	(158,461)	(19)	(161)	(158,641)	(222,503)	629,604	407,101	1	(3,960)	(3,959)
Morgan Stanley VIF Emerging Markets Debt Portfolio	4,495	(3,571)	(18,681)	(17,757)	—	(11,712)	1,616	(22)	(10,118)	(27,875)	97,329	69,454	59	(373)	(314)
Morgan Stanley VIF U.S. Real Estate Portfolio	(1,016)	112,266	(274,193)	(162,943)	300	(25,208)	(23,316)	(119)	(48,343)	(211,286)	609,189	397,903	89	(1,197)	(1,108)
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	13,816	87,218	(470,776)	(369,742)	166,545	(293,992)	(1,756)	(9,249)	(138,452)	(508,194)	2,405,602	1,897,408	13,183	(24,107)	(10,924)
Columbia VP – Small Cap Value Fund	(14,460)	550,357	(711,949)	(176,052)	10,247	(193,355)	(38,092)	(3,754)	(224,954)	(401,006)	1,776,606	1,375,600	1,004	(7,516)	(6,512)
Franklin Growth and Income VIP Fund	74,964	1,473,765	(1,969,083)	(420,354)	50,008	(492,931)	(192,852)	(2,656)	(638,431)	(1,058,785)	5,121,747	4,062,962	2,771	(25,618)	(22,847)

(a) Name Change. See Note 1.	11
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2022

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Class 2 (continued):
Franklin Income VIP Fund	$352,927	$277,169	$(1,397,745)	$(767,649)	$73,427	$(2,389,238)	$(70,966)	$(2,895)	$(2,389,672)	$(3,157,321)	$12,009,358	$8,852,037	20,126	(154,605)	(134,479)
Franklin Large Cap Growth VIP Fund	(42,146)	448,429	(2,038,704)	(1,632,421)	867	(159,353)	(2,582,180)	(4,702)	(2,745,368)	(4,377,789)	5,977,238	1,599,449	4,466	(72,247)	(67,781)
Franklin Mutual Shares VIP Fund	30,248	802,787	(1,732,183)	(899,148)	271,698	(955,171)	(346,330)	(47,238)	(1,077,041)	(1,976,189)	10,357,459	8,381,270	25,049	(87,108)	(62,059)
Franklin Small Cap Value VIP Fund	(5,203)	170,038	(303,119)	(138,284)	—	(49,545)	(40,372)	(996)	(90,913)	(229,197)	1,230,093	1,000,896	548	(4,610)	(4,062)
Invesco V.I. American Franchise Fund	(5,237)	101,365	(244,142)	(148,014)	22	(30,807)	17,843	(1,216)	(14,158)	(162,172)	462,337	300,165	564	(835)	(271)
Invesco V.I. American Value Fund	(57,983)	1,020,398	(1,289,256)	(326,841)	231,793	(398,947)	(3,006,439)	(27,395)	(3,200,988)	(3,527,829)	7,864,328	4,336,499	11,925	(149,555)	(137,630)
Invesco V.I. Comstock Fund	(4,875)	212,398	(236,452)	(28,929)	99,493	(605,566)	(331,398)	(20,191)	(857,662)	(886,591)	4,035,765	3,149,174	5,225	(37,697)	(32,472)
Invesco V.I. EQV International Equity Fund (a)	(9)	195,951	(648,725)	(452,783)	42,368	(207,951)	134,373	(11,718)	(42,928)	(495,711)	2,273,855	1,778,144	14,277	(18,220)	(3,943)
Invesco V.I. Discovery Mid Cap Growth Fund (a)	(9,156)	208,688	(449,115)	(249,583)	145,618	(17,926)	23,275	(1,799)	149,168	(100,415)	714,715	614,300	13,346	(2,343)	11,003
Templeton Foreign VIP Fund	58,899	(96,515)	(321,185)	(358,801)	92,895	(402,867)	21,567	(20,711)	(309,116)	(667,917)	4,070,525	3,402,608	26,708	(55,021)	(28,313)
Templeton Global Bond VIP Fund	(4,486)	(24,600)	7,256	(21,830)	—	(51,148)	52,129	(55)	926	(20,904)	328,526	307,622	10,182	(10,011)	171
Templeton Growth VIP Fund	(11,553)	(40,506)	(74,354)	(126,413)	33,752	(74,493)	(29,481)	(1,022)	(71,244)	(197,657)	1,032,975	835,318	5,383	(7,782)	(2,399)
Morgan Stanley VIF Emerging Markets Debt Portfolio	35,327	(18,645)	(155,531)	(138,849)	277	(28,051)	24,132	(1,170)	(4,812)	(143,661)	690,402	546,741	2,040	(2,664)	(624)
Morgan Stanley VIF Emerging Markets Equity Portfolio	(18,521)	31,105	(614,146)	(601,562)	13,487	(134,891)	305,289	(3,183)	180,702	(420,860)	1,956,175	1,535,315	30,067	(23,131)	6,936
Morgan Stanley VIF U.S. Real Estate Portfolio	(10,605)	400,228	(1,103,656)	(714,033)	39,105	(191,220)	61,026	(7,328)	(98,417)	(812,450)	2,601,768	1,789,318	15,680	(19,944)	(4,264)
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	24,477	38,993	(1,841,119)	(1,777,649)	155,771	(304,279)	351,113	(13,918)	188,687	(1,588,962)	4,487,540	2,898,578	21,108	(14,746)	6,362
BlackRock Global Allocation V.I. Fund	(8,791)	5,354	(112,332)	(115,769)	63,640	(31,325)	2,792	(2,353)	32,754	(83,015)	635,784	552,769	4,749	(2,691)	2,058
BlackRock High Yield V.I. Fund	8,753	(2,881)	(38,568)	(32,696)	2,110	(5,808)	(25,601)	(119)	(29,418)	(62,114)	276,525	214,411	258	(2,701)	(2,443)
BlackRock Total Return V.I. Fund	1,460	(4,867)	(76,445)	(79,852)	16,400	(11,643)	(18,791)	(3,902)	(17,936)	(97,788)	516,286	418,498	2,857	(4,650)	(1,793)
TOPS® Managed Risk Moderate Growth ETF Portfolio	150,272	601,655	(945,041)	(193,114)	58,227	(171,939)	(5,568)	(7,000)	(126,280)	(319,394)	1,279,456	960,062	4,554	(15,749)	(11,195)
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America (a)	14,608	542	(190,206)	(175,056)	128,689	(20,899)	(33,441)	(7,789)	66,560	(108,496)	1,222,500	1,114,004	14,958	(8,217)	6,741
American Funds I.S. Capital Income Builder Fund	32,646	37,003	(352,793)	(283,144)	157,543	(379,543)	(32,272)	(6,837)	(261,109)	(544,253)	3,277,308	2,733,055	3,983	(25,715)	(21,732)
American Funds I.S. Global Growth Fund	(18,767)	261,863	(929,161)	(686,065)	5,189	(107,731)	56,571	(5,598)	(51,569)	(737,634)	2,662,172	1,924,538	3,758	(6,233)	(2,475)
American Funds I.S. Growth Fund	(54,741)	653,471	(2,177,226)	(1,578,496)	133,630	(247,732)	164,744	(6,529)	44,113	(1,534,383)	5,067,808	3,533,425	11,683	(9,857)	1,826
American Funds I.S. Growth-Income Fund	(13,708)	407,505	(1,119,500)	(725,703)	65,639	(614,973)	(16,820)	(7,393)	(573,547)	(1,299,250)	4,127,795	2,828,545	8,415	(36,482)	(28,067)
American Funds I.S. New World Fund	(2,257)	104,011	(419,563)	(317,809)	63,148	(42,300)	481,220	(5,598)	496,470	178,661	1,225,914	1,404,575	42,221	(3,963)	38,258
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	(1,873)	65,737	(168,614)	(104,750)	350	(7,210)	27,053	(43)	20,150	(84,600)	476,014	391,414	703	(183)	520
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	(11,596)	244,685	(682,196)	(449,107)	18,738	(133,141)	163,534	(1,169)	47,962	(401,145)	1,978,105	1,576,960	11,190	(9,351)	1,839
Advisor Class:
PIMCO VIT All Asset Portfolio	77,498	93,119	(358,768)	(188,151)	18,000	(69,347)	(28,507)	(643)	(80,497)	(268,648)	1,449,048	1,180,400	1,993	(7,291)	(5,298)
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	7	(94)	(5,314)	(5,401)	—	(473)	—	(3)	(476)	(5,877)	47,288	41,411	—	(46)	(46)
PIMCO VIT CommodityRealReturn® Strategy Portfolio	248,041	96,808	(223,725)	121,124	15,282	(178,600)	(20,580)	(5,176)	(189,074)	(67,950)	1,265,712	1,197,762	57,562	(85,570)	(28,008)
PIMCO VIT Long-Term U.S. Government Portfolio	1,359	(27,539)	(48,329)	(74,509)	41,917	(39,095)	(71,686)	(22)	(68,886)	(143,395)	309,945	166,550	1,318	(7,298)	(5,980)
PIMCO VIT Low Duration Portfolio	458	(46,310)	(126,460)	(172,312)	53,679	(187,574)	(382,978)	(6,700)	(523,573)	(695,885)	2,412,485	1,716,600	21,966	(73,407)	(51,441)
PIMCO VIT Real Return Portfolio	53,481	(1,722)	(198,869)	(147,110)	1,000	(88,502)	170,629	(928)	82,199	(64,911)	1,066,474	1,001,563	14,405	(7,808)	6,597
PIMCO VIT Total Return Portfolio	190,308	(467,702)	(3,004,613)	(3,282,007)	891,765	(2,075,095)	93,107	(125,907)	(1,216,130)	(4,498,137)	21,300,977	16,802,840	113,931	(209,422)	(95,491)
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	994	(2,333)	15,864	14,525	48	(10,055)	(18,822)	(671)	(29,500)	(14,975)	136,497	121,522	752	(4,846)	(4,094)
Guggenheim VT Multi-Hedge Strategies Fund	(716)	8,572	(24,141)	(16,285)	—	(11,322)	35,888	(749)	23,817	7,532	320,420	327,952	5,268	(2,843)	2,425
Guggenheim VT Long Short Equity Fund	(569)	211	(9,801)	(10,159)	—	(1,489)	3	(49)	(1,535)	(11,694)	65,719	54,025	—	(134)	(134)
ETF Shares:
iShares® Core S&P 500 ETF	(146,500)	1,128,495	(4,354,721)	(3,372,726)	126,961	(1,271,362)	(40,523)	—	(1,184,924)	(4,557,650)	17,406,608	12,848,958	9,198	(22,302)	(13,104)
iShares® Core S&P Mid-Cap ETF	(40,674)	313,954	(1,033,375)	(760,095)	35,237	(420,163)	(145,874)	—	(530,800)	(1,290,895)	5,131,585	3,840,690	3,210	(11,115)	(7,905)
iShares® Core S&P Small-Cap ETF	(27,675)	120,793	(565,586)	(472,468)	17,980	(190,198)	(10,927)	—	(183,145)	(655,613)	2,657,710	2,002,097	1,747	(4,298)	(2,551)
iShares® Core U.S. Aggregate Bond ETF	(2,447)	(4,567)	(76,752)	(83,766)	590	(61,140)	(2,752)	—	(63,302)	(147,068)	558,068	411,000	973	(3,834)	(2,861)
iShares® iBoxx $ High Yield Corporate Bond ETF	946	(592)	(6,398)	(6,044)	—	(4,761)	(1,082)	—	(5,843)	(11,887)	48,453	36,566	6	(190)	(184)
iShares® 5-10 Year Investment Grade Corporate Bond ETF	573	11,851	(153,591)	(141,167)	2,893	(109,072)	6,365	—	(99,814)	(240,981)	883,099	642,118	1,542	(5,668)	(4,126)
iShares® International Treasury Bond ETF	(45,716)	(12,479)	(468,159)	(526,354)	17,257	(162,360)	205,635	—	60,532	(465,822)	2,210,380	1,744,558	13,240	(9,258)	3,982
iShares® S&P 500 Growth ETF	(35,598)	148,431	(913,609)	(800,776)	12,426	(186,383)	212,566	—	38,609	(762,167)	2,603,642	1,841,475	3,280	(2,503)	777
iShares® S&P 500 Value ETF	(2,095)	46,661	(82,985)	(38,419)	280	(90,271)	(39,212)	—	(129,203)	(167,622)	524,009	356,387	51	(2,086)	(2,035)

(a) Name Change. See Note 1.	12
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2022

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
ETF Shares (continued):
iShares® TIPS Bond ETF	$2,619	$460	$(14,120)	$(11,041)	$—	$(12,763)	$(1,110)	$—	$(13,873)	$(24,914)	$77,488	$52,574	88	(726)	(638)
Vanguard® Developed Markets Index Fund, ETF Shares	3,896	57,340	(471,947)	(410,711)	17,467	(179,135)	78,451	—	(83,217)	(493,928)	2,442,447	1,948,519	5,286	(7,062)	(1,776)
Vanguard® Dividend Appreciation Index Fund, ETF Shares	(6,475)	109,680	(228,942)	(125,737)	1,733	(160,121)	(41,671)	—	(200,059)	(325,796)	1,032,248	706,452	101	(3,164)	(3,063)
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	2,425	773	(54,202)	(51,004)	140	(22,342)	12,829	—	(9,373)	(60,377)	261,440	201,063	675	(943)	(268)
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	259	177	(6,080)	(5,644)	—	(3,595)	142	—	(3,453)	(9,097)	37,104	28,007	14	(131)	(117)
Vanguard® Large-Cap Index Fund, ETF Shares	(7,150)	69,814	(235,407)	(172,743)	700	(156,656)	13,332	—	(142,624)	(315,367)	829,441	514,074	324	(2,147)	(1,823)
Vanguard® Mega Cap Index Fund, ETF Shares	(1,327)	8,265	(43,653)	(36,715)	280	(9,112)	2,270	—	(6,562)	(43,277)	169,414	126,137	58	(139)	(81)
Vanguard® Real Estate Index Fund, ETF Shares	1,804	5,248	(91,120)	(84,068)	350	(13,417)	17,847	—	4,780	(79,288)	298,881	219,593	585	(470)	115
Vanguard® Short-Term Bond Index Fund, ETF Shares	(198)	(67)	(1,246)	(1,511)	—	(1,311)	(1,030)	—	(2,341)	(3,852)	19,934	16,082	4	(114)	(110)
Vanguard® Total Bond Market Index Fund, ETF Shares	(30,491)	(57,600)	(2,388,930)	(2,477,021)	120,800	(1,214,715)	(263,828)	—	(1,357,743)	(3,834,764)	16,770,808	12,936,044	28,734	(87,078)	(58,344)

(a) Name Change. See Note 1.	13
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2021

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Affiliated:
Touchstone VST Aggressive ETF Fund (c)	$53,711	$1,619,305	$(1,181,644)	$491,372	$4,159	$(125,094)	$(6,346,870)	$(2,882)	$(6,470,687)	$(5,979,315)	$5,979,315	$—	611	(240,848)	(240,237)
Touchstone VST Balanced Fund (b)	(147,840)	265,302	1,038,682	1,156,144	228,834	(1,523,682)	18,482,820	(16,928)	17,171,044	18,327,188	—	18,327,188	1,854,033	(146,572)	1,707,461
Touchstone VST Bond Fund	18,486	38,074	(118,517)	(61,957)	139,516	(319,813)	152,789	(14,496)	(42,004)	(103,961)	2,281,015	2,177,054	30,649	(34,525)	(3,876)
Touchstone VST Common Stock Fund	(228,079)	1,637,922	3,670,688	5,080,531	89,046	(1,757,812)	(710,002)	(24,153)	(2,402,921)	2,677,610	20,755,242	23,432,852	12,377	(174,305)	(161,928)
Touchstone VST Conservative ETF Fund (c)	77,137	241,722	(175,080)	143,779	—	(301,870)	(5,119,196)	(2,436)	(5,423,502)	(5,279,723)	5,279,723	—	1,423	(287,724)	(286,301)
Touchstone VST Moderate ETF Fund (c)	83,646	243,395	50,638	377,679	88,261	(361,481)	(7,068,785)	(2,449)	(7,344,454)	(6,966,775)	6,966,775	—	7,343	(357,073)	(349,730)
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	(9,687)	250,376	102,271	342,960	—	(207,203)	—	(340)	(207,543)	135,417	2,152,834	2,288,251	—	(5,056)	(5,056)
Fidelity VIP Overseas Portfolio	(11,754)	141,386	98,328	227,960	—	(40,176)	(57,106)	(267)	(97,549)	130,411	1,330,311	1,460,722	1	(2,940)	(2,939)
Fidelity VIP Equity-Income Portfolio	37,837	1,180,532	487,044	1,705,413	63,833	(1,285,584)	(15,328)	(845)	(1,237,924)	467,489	7,699,667	8,167,156	410	(13,138)	(12,728)
Fidelity VIP Growth Portfolio	(99,088)	2,148,459	(632,984)	1,416,387	—	(902,502)	97	(919)	(903,324)	513,063	6,921,055	7,434,118	—	(3,119)	(3,119)
Fidelity VIP High Income Portfolio	58,998	427	(16,092)	43,333	880	(57,026)	(13,138)	(232)	(69,516)	(26,183)	1,680,489	1,654,306	20,632	(23,000)	(2,368)
Fidelity VIP Asset Manager Portfolio	6,979	132,840	110,731	250,550	5,957	(194,695)	(30,620)	(660)	(220,018)	30,532	3,064,331	3,094,863	94	(3,152)	(3,058)
Fidelity VIP Contrafund® Portfolio	(214,494)	2,959,908	1,083,868	3,829,282	37,497	(1,340,663)	(167,222)	(1,998)	(1,472,386)	2,356,896	15,608,582	17,965,478	598	(14,773)	(14,175)
Fidelity VIP Index 500 Portfolio	(11,087)	1,078,393	142,061	1,209,367	—	(1,310,366)	(100,679)	(732)	(1,411,777)	(202,410)	5,032,612	4,830,202	1	(25,470)	(25,469)
Fidelity VIP Investment Grade Bond Portfolio	8,144	43,222	(78,491)	(27,125)	—	(95,683)	(17,256)	(383)	(113,322)	(140,447)	1,401,975	1,261,528	—	(5,756)	(5,756)
Fidelity VIP Government Money Market	(76,944)	—	—	(76,944)	49,185	(958,344)	311,959	(3,887)	(601,087)	(678,031)	4,344,895	3,666,864	2,135,019	(2,197,588)	(62,569)
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	(5,756)	102,013	(15,003)	81,254	—	(12,780)	—	(91)	(12,871)	68,383	385,613	453,996	—	(312)	(312)
Fidelity VIP Mid Cap Portfolio	(29,706)	622,184	138,396	730,874	—	(109,390)	(35,050)	(223)	(144,663)	586,211	3,113,989	3,700,200	29	(1,565)	(1,536)
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	(1,352)	26,212	70,226	95,086	25,131	(125,246)	7,569	(2,843)	(95,389)	(303)	1,226,474	1,226,171	1,795	(6,133)	(4,338)
Fidelity VIP Balanced Portfolio	(94,306)	1,808,575	284,058	1,998,327	129,118	(937,730)	(241,498)	(9,671)	(1,059,781)	938,546	12,864,778	13,803,324	62,344	(102,286)	(39,942)
Fidelity VIP Bond Index Portfolio	(2,157)	1,432	(23,374)	(24,099)	966,923	(93,711)	290,974	(6,514)	1,157,672	1,133,573	353,653	1,487,226	117,563	(6,603)	110,960
Fidelity VIP Contrafund® Portfolio	(289,500)	3,751,138	1,199,561	4,661,199	318,280	(2,130,288)	(419,080)	(51,371)	(2,282,459)	2,378,740	19,354,971	21,733,711	22,041	(83,179)	(61,138)
Fidelity VIP Disciplined Small Cap Portfolio	(21,947)	90,781	234,041	302,875	115,750	(64,560)	(42,945)	(5,569)	2,676	305,551	1,602,268	1,907,819	8,137	(8,235)	(98)
Fidelity VIP Equity-Income Portfolio	5,868	574,337	138,575	718,780	60,799	(572,019)	(22,505)	(3,948)	(537,673)	181,107	3,357,516	3,538,623	5,956	(30,303)	(24,347)
Fidelity VIP Extended Market Index Portfolio	(354)	6,944	3,080	9,670	—	—	(19,251)	—	(19,251)	(9,581)	59,394	49,813	—	(1,450)	(1,450)
Fidelity VIP Freedom 2010 Portfolio	(2,781)	18,827	657	16,703	—	(22,139)	130	(836)	(22,845)	(6,142)	420,446	414,304	8	(1,334)	(1,326)
Fidelity VIP Freedom 2015 Portfolio	(4,307)	61,356	(29,416)	27,633	—	(183,104)	5	(122)	(183,221)	(155,588)	456,178	300,590	2	(9,688)	(9,686)
Fidelity VIP Freedom 2020 Portfolio	(3,716)	39,989	10,073	46,346	75	(31,737)	100,143	(4,804)	63,677	110,023	613,136	723,159	5,021	(1,976)	3,045
Fidelity VIP Freedom 2025 Portfolio	(13,516)	111,191	99,993	197,668	500,000	(25,268)	3,215	(25,524)	452,423	650,091	2,274,393	2,924,484	24,781	(2,623)	22,158
Fidelity VIP Freedom 2030 Portfolio	(2,104)	18,405	21,070	37,371	—	(1,433)	4,284	(42)	2,809	40,180	353,114	393,294	226	(73)	153
Fidelity VIP Growth Portfolio	(78,848)	1,576,313	(418,297)	1,079,168	293,113	(453,970)	(70,503)	(11,280)	(242,640)	836,528	5,173,499	6,010,027	14,285	(18,807)	(4,522)
Fidelity VIP High Income Portfolio	56,385	(121,368)	78,987	14,004	32,314	(391,875)	(126,662)	(2,426)	(488,649)	(474,645)	6,779,347	6,304,702	823,853	(855,919)	(32,066)
Fidelity VIP Index 500 Portfolio	(135,502)	2,693,272	5,823,166	8,380,936	1,504,678	(2,671,470)	526,336	(95,967)	(736,423)	7,644,513	32,419,790	40,064,303	120,629	(148,025)	(27,396)
Fidelity VIP International Index Portfolio	5,508	7,273	(6,659)	6,122	279,833	(40,723)	61,228	(1,350)	298,988	305,110	57,317	362,427	27,620	(2,976)	24,644
Fidelity VIP Investment Grade Bond Portfolio	49,958	530,666	(941,333)	(360,709)	293,379	(1,976,721)	1,484,061	(133,753)	(333,034)	(693,743)	15,438,769	14,745,026	121,265	(144,638)	(23,373)
Fidelity VIP Mid Cap Portfolio	(96,026)	1,846,956	178,559	1,929,489	78,707	(1,013,151)	(247,919)	(11,905)	(1,194,268)	735,221	8,707,562	9,442,783	10,202	(43,278)	(33,076)
Fidelity VIP Overseas Portfolio	(29,998)	328,849	133,427	432,278	3,896	(285,671)	(11,854)	(4,211)	(297,840)	134,438	2,616,551	2,750,989	2,227	(20,357)	(18,130)
Fidelity VIP Target Volatility Portfolio	(7,757)	77,462	(18,300)	51,405	29,540	(19,585)	1,495	(5,239)	6,211	57,616	499,341	556,957	2,298	(1,919)	379
Fidelity VIP Total Market Index Portfolio	951	13,790	41,226	55,967	447,166	(28,950)	83,640	(1,851)	500,005	555,972	82,211	638,183	36,436	(2,327)	34,109
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	(22,503)	92,611	360,579	430,687	28,842	(179,005)	117,830	(1,053)	(33,386)	397,301	1,441,582	1,838,883	7,427	(9,049)	(1,622)
Franklin Growth and Income VIP Fund	20,996	145,923	196,518	363,437	—	(77,185)	(32,016)	(361)	(109,562)	253,875	1,599,570	1,853,445	—	(3,229)	(3,229)
Franklin Income VIP Fund	92,483	28,603	270,654	391,740	7,225	(175,299)	1,396	(512)	(167,190)	224,550	2,599,248	2,823,798	63	(5,399)	(5,336)
JP Morgan IT Mid Cap Value	(3,346)	51,425	99,700	147,779	—	(65,947)	(28)	(178)	(66,153)	81,626	547,978	629,604	1	(1,634)	(1,633)
Morgan Stanley VIF Emerging Markets Debt Portfolio	3,748	(1,279)	(5,930)	(3,461)	—	(4,072)	1,263	(32)	(2,841)	(6,302)	103,631	97,329	35	(121)	(86)
Morgan Stanley VIF U.S. Real Estate Portfolio	3,517	15,827	153,740	173,084	300	(52,220)	7,816	(139)	(44,243)	128,841	480,348	609,189	108	(1,245)	(1,137)
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	(4,388)	34,805	205,766	236,183	53,878	(135,038)	46,912	(11,193)	(45,441)	190,742	2,214,860	2,405,602	8,669	(11,841)	(3,172)
Columbia VP – Small Cap Value Fund	(18,284)	29,092	431,772	442,580	17,537	(279,299)	(135,205)	(7,141)	(404,108)	38,472	1,738,134	1,776,606	3,763	(15,339)	(11,576)
Franklin Growth and Income VIP Fund	50,918	300,155	660,794	1,011,867	119,961	(457,486)	7,687	(3,869)	(333,707)	678,160	4,443,587	5,121,747	4,222	(17,152)	(12,930)
Franklin Income VIP Fund	419,252	65,414	1,292,211	1,776,877	86,118	(2,584,328)	178,177	(3,378)	(2,323,411)	(546,534)	12,555,892	12,009,358	25,277	(155,249)	(129,972)
Franklin Large Cap Growth VIP Fund	(83,040)	1,037,026	(196,464)	757,522	81,143	(844,572)	(193,385)	(6,530)	(963,344)	(205,822)	6,183,060	5,977,238	3,596	(25,089)	(21,493)
Franklin Mutual Shares VIP Fund	140,941	(155,931)	1,595,422	1,580,432	721,887	(927,096)	(382,192)	(58,435)	(645,836)	934,596	9,422,863	10,357,459	56,109	(93,597)	(37,488)
Franklin Small Cap Value VIP Fund	(5,778)	20,227	233,520	247,969	43,464	(110,423)	(25,480)	(1,438)	(93,877)	154,092	1,076,001	1,230,093	4,591	(8,664)	(4,073)
Invesco V.I. American Franchise Fund	(7,208)	106,590	(54,351)	45,031	38,565	(41,354)	(38,530)	(1,487)	(42,806)	2,225	460,112	462,337	2,138	(2,964)	(826)

(a) Name Change. See Note 1.	14
(b) New Underlying Fund. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2021

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
Non-Affiliated Class 2 (continued):
Invesco V.I. American Value Fund	$(85,408)	$(47,349)	$1,796,310	$1,663,553	$665,360	$(888,236)	$(316,515)	$(30,665)	$(570,056)	$1,093,497	$6,770,831	$7,864,328	37,602	(64,497)	(26,895)
Invesco V.I. Comstock Fund	5,406	77,892	935,976	1,019,274	263,784	(398,572)	(338,884)	(24,732)	(498,404)	520,870	3,514,895	4,035,765	14,638	(40,052)	(25,414)
Invesco V.I. International Growth Fund	(7,806)	199,835	(104,423)	87,606	175,024	(173,657)	95,664	(13,960)	83,071	170,677	2,103,178	2,273,855	18,734	(13,236)	5,498
Invesco V.I. Discovery Mid Cap Growth Series II (a)	(9,170)	154,894	(45,093)	100,631	92,378	(30,458)	(122,516)	(1,561)	(62,157)	38,474	676,241	714,715	11,405	(15,805)	(4,400)
Templeton Foreign VIP Fund	14,945	(38,965)	139,932	115,912	304,817	(420,080)	49,691	(24,792)	(90,364)	25,548	4,044,977	4,070,525	44,742	(49,345)	(4,603)
Templeton Global Bond VIP Fund	(4,621)	(5,658)	(10,983)	(21,262)	593	(24,868)	41,075	(56)	16,744	(4,518)	333,044	328,526	4,803	(2,795)	2,008
Templeton Growth VIP Fund	(3,949)	(7,172)	47,114	35,993	42,628	(115,230)	2,804	(1,386)	(71,184)	(35,191)	1,068,166	1,032,975	5,424	(8,435)	(3,011)
Morgan Stanley VIF Emerging Markets Debt Portfolio	27,449	(3,765)	(50,140)	(26,456)	7,287	(120,259)	(38,452)	(1,543)	(152,967)	(179,423)	869,825	690,402	2,987	(12,918)	(9,931)
Morgan Stanley VIF Emerging Markets Equity Portfolio	(13,457)	37,700	12,039	36,282	95,941	(138,691)	(68,155)	(3,678)	(114,583)	(78,301)	2,034,476	1,956,175	12,669	(17,774)	(5,105)
Morgan Stanley VIF U.S. Real Estate Portfolio	8,808	25,148	710,538	744,494	104,009	(216,601)	(151,224)	(9,072)	(272,888)	471,606	2,130,162	2,601,768	11,252	(31,997)	(20,745)
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	(60,590)	887,740	(94,667)	732,483	416,644	(388,495)	(408,087)	(15,202)	(395,140)	337,343	4,150,197	4,487,540	13,902	(25,403)	(11,501)
BlackRock Global Allocation V.I. Fund	(4,234)	123,413	(88,857)	30,322	54,160	(66,192)	(2,694)	(2,408)	(17,134)	13,188	622,596	635,784	5,350	(6,401)	(1,051)
BlackRock High Yield V.I. Fund	5,818	1,643	303	7,764	24,120	(13,007)	27,414	(179)	38,348	46,112	230,413	276,525	3,963	(1,033)	2,930
BlackRock Total Return V.I. Fund	(1,306)	1,341	(13,286)	(13,251)	115,859	(12,163)	55,502	(3,559)	155,639	142,388	373,898	516,286	15,679	(1,421)	14,258
TOPS® Managed Risk Moderate Growth ETF Portfolio	(6,273)	10,823	104,058	108,608	40,502	(46,498)	7,619	(8,377)	(6,754)	101,854	1,177,602	1,279,456	4,131	(4,677)	(546)
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America (a)	(1,377)	74,401	(94,346)	(21,322)	341,272	(330,271)	65,022	(8,108)	67,915	46,593	1,175,907	1,222,500	46,012	(39,428)	6,584
American Funds I.S. Capital Income Builder Fund	34,657	49,026	300,319	384,002	185,641	(323,804)	114,587	(8,709)	(32,285)	351,717	2,925,591	3,277,308	27,804	(30,153)	(2,349)
American Funds I.S. Global Growth Fund	(30,633)	385,020	8,267	362,654	55,446	(282,684)	(342,780)	(7,292)	(577,310)	(214,656)	2,876,828	2,662,172	7,746	(33,162)	(25,416)
American Funds I.S. Growth Fund	(61,763)	782,290	56,334	776,861	782,876	(368,180)	(119,559)	(4,840)	290,297	1,067,158	4,000,650	5,067,808	23,718	(15,977)	7,741
American Funds I.S. Growth-Income Fund	(20,100)	240,166	551,141	771,207	139,677	(422,369)	(201,414)	(10,582)	(494,688)	276,519	3,851,276	4,127,795	16,209	(39,627)	(23,418)
American Funds I.S. New World Fund	(8,190)	86,248	(46,098)	31,960	176,424	(99,277)	61,252	(5,967)	132,432	164,392	1,061,522	1,225,914	15,717	(7,408)	8,309
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	(2,443)	31,321	27,751	56,629	—	(8,337)	(1,488)	(61)	(9,886)	46,743	429,271	476,014	250	(443)	(193)
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	(14,874)	166,302	57,627	209,055	47,786	(159,036)	139,774	(1,417)	27,107	236,162	1,741,943	1,978,105	15,291	(14,762)	529
Advisor Class:
PIMCO VIT All Asset Portfolio	136,059	15,881	36,845	188,785	26,113	(60,718)	(71,712)	(1,083)	(107,400)	81,385	1,367,663	1,449,048	2,500	(9,260)	(6,760)
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	53	415	(2,127)	(1,659)	—	—	—	(2)	(2)	(1,661)	48,949	47,288	—	—	—
PIMCO VIT CommodityRealReturn® Strategy Portfolio	31,935	(67,549)	387,553	351,939	13,820	(167,273)	(162,580)	(6,991)	(323,024)	28,915	1,236,797	1,265,712	13,037	(81,073)	(68,036)
PIMCO VIT Long-Term U.S. Government Portfolio	331	54,879	(69,012)	(13,802)	8,689	(4,907)	45,106	(465)	48,423	34,621	275,324	309,945	5,876	(1,813)	4,063
PIMCO VIT Low Duration Portfolio	(25,733)	(923)	(34,797)	(61,453)	56,770	(249,484)	217,344	(7,621)	17,009	(44,444)	2,456,929	2,412,485	24,223	(22,949)	1,274
PIMCO VIT Real Return Portfolio	32,978	17,213	(12,049)	38,142	28,728	(111,681)	177,352	(1,225)	93,174	131,316	935,158	1,066,474	21,039	(14,407)	6,632
PIMCO VIT Total Return Portfolio	49,802	849,941	(1,479,803)	(580,060)	2,441,986	(2,555,205)	2,231,300	(145,375)	1,972,706	1,392,646	19,908,331	21,300,977	287,944	(156,416)	131,528
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	(2,204)	(2,390)	4,272	(322)	48	(18,270)	4,791	(812)	(14,243)	(14,565)	151,062	136,497	1,245	(3,439)	(2,194)
Guggenheim VT Multi-Hedge Strategies Fund	(4,831)	13,043	12,549	20,761	—	(21,762)	9,111	(910)	(13,561)	7,200	313,220	320,420	1,176	(2,364)	(1,188)
Guggenheim VT Long Short Equity Fund	(515)	574	12,279	12,338	—	(2,878)	(2,738)	(55)	(5,671)	6,667	59,052	65,719	37	(529)	(492)
ETF Shares:
iShares® Core S&P 500 ETF	(221,247)	2,721,415	1,523,972	4,024,140	271,376	(2,417,253)	(1,932,050)	—	(4,077,927)	(53,787)	17,460,395	17,406,608	3,638	(53,466)	(49,828)
iShares® Core S&P Mid-Cap ETF	(70,157)	754,507	372,223	1,056,573	89,701	(692,314)	(654,589)	—	(1,257,202)	(200,629)	5,332,214	5,131,585	3,508	(22,148)	(18,640)
iShares® Core S&P Small-Cap ETF	(28,600)	474,855	175,846	622,101	35,017	(389,495)	(501,348)	—	(855,826)	(233,725)	2,891,435	2,657,710	1,905	(13,905)	(12,000)
iShares® Core U.S. Aggregate Bond ETF	(5,538)	8,680	(28,903)	(25,761)	14,487	(95,516)	78,739	—	(2,290)	(28,051)	586,119	558,068	3,577	(3,596)	(19)
iShares® iBoxx $ High Yield Corporate Bond ETF	913	1,836	(1,841)	908	4,928	(31,208)	3,094	—	(23,186)	(22,278)	70,731	48,453	102	(757)	(655)
iShares® 5-10 Year Investment Grade Corporate Bond ETF	(3,666)	15,413	(45,708)	(33,961)	98,454	(73,215)	113,924	—	139,163	105,202	777,897	883,099	7,295	(2,290)	5,005
iShares® International Treasury Bond ETF	(48,866)	19,356	(243,919)	(273,429)	23,717	(274,792)	499,392	—	248,317	(25,112)	2,235,492	2,210,380	20,063	(9,093)	10,970
iShares® S&P 500 Growth ETF	(51,467)	407,926	302,086	658,545	37,953	(235,070)	(301,911)	—	(499,028)	159,517	2,444,125	2,603,642	867	(5,729)	(4,862)
iShares® S&P 500 Value ETF	(3,017)	45,197	61,715	103,895	22,623	(91,036)	(31,309)	—	(99,722)	4,173	519,836	524,009	186	(1,752)	(1,566)
iShares® TIPS Bond ETF	1,367	861	84	2,312	—	(5,839)	3,426	—	(2,413)	(101)	77,589	77,488	166	(261)	(95)
Vanguard® Developed Markets Index Fund, ETF Shares	13,005	137,065	64,497	214,567	31,144	(290,331)	(51,666)	—	(310,853)	(96,286)	2,538,733	2,442,447	2,662	(10,185)	(7,523)
Vanguard® Dividend Appreciation Index Fund, ETF Shares	(9,640)	111,736	89,858	191,954	20,481	(152,316)	(45,180)	—	(177,015)	14,939	1,017,309	1,032,248	146	(2,702)	(2,556)
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	56	10,191	(12,629)	(2,382)	23,076	(20,851)	14,770	—	16,995	14,613	246,827	261,440	1,537	(937)	600
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	76	881	(3,295)	(2,338)	—	(29,227)	689	—	(28,538)	(30,876)	67,980	37,104	25	(885)	(860)

(a) Name Change. See Note 1.	15
(b) New Underlying Fund. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2021

	Inccrease (deccrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions								Unit Transactions
Subaccount	Net investment income (loss)	Realized gain (loss)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Increase (decrease) in net assets	Net assets, beginning of period	Net assets, end of period	Units purchased	Units redeemed	Increase (decrease) in units
ETF Shares (continued):
Vanguard® Large-Cap Index Fund, ETF Shares	$(10,502)	$103,886	$92,234	$185,618	$20,819	$(150,190)	$(41,668)	$—	$(171,039)	$14,579	$814,862	$829,441	259	(2,269)	(2,010)
Vanguard® Mega Cap Index Fund, ETF Shares	(1,917)	19,577	18,988	36,648	280	(21,249)	(3,434)	—	(24,403)	12,245	157,169	169,414	101	(380)	(279)
Vanguard® Real Estate Index Fund, ETF Shares	698	21,152	66,326	88,176	12,928	(24,979)	(38,169)	—	(50,220)	37,956	260,925	298,881	254	(1,205)	(951)
Vanguard® Short-Term Bond Index Fund, ETF Shares	(279)	201	(645)	(723)	—	(3,680)	1,741	—	(1,939)	(2,662)	22,596	19,934	76	(157)	(81)
Vanguard® Total Bond Market Index Fund, ETF Shares	(116,683)	246,323	(866,969)	(737,329)	168,241	(1,966,701)	2,913,722	—	1,115,262	377,933	16,392,875	16,770,808	104,236	(61,468)	42,768

(a) Name Change. See Note 1.	16
(b) New Underlying Fund. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements
December 31, 2022
1. Organization and Nature of Operations

National Integrity Life Insurance Company Separate Account I (”the Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the National Integrity Life Insurance Company (the “Company”), a life insurance company that is a wholly-owned subsidiary of Integrity Life Insurance Company (“Integrity”), which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account was established on May 19, 1986, under the insurance laws of the State of New York, for the purpose of issuing variable annuity contracts (“Contracts”).

Contract holders may allocate or transfer their account values to one or more of the Separate Account’s investment subaccounts, or for certain contract holders, to one or more fixed guarantee rate options of the Company’s Separate Account Guaranteed Principal Option (“GPO”). Options in the Separate Account GPO include fixed guaranteed rate options over various maturity periods that are subject to a market value adjustment (“MVA”). In addition, certain contract holders may also allocate or transfer their account values to options held in the Company’s general account. Such options include a guaranteed interest division, a quarterly rate option or a Systematic Transfer Option (“STO”). All STO contributions must be transferred to other investment divisions or to a guaranteed rate option within either six months or one year of the contribution.
Each subaccount invests all its investible assets in shares of corresponding investment portfolios (“Underlying Funds”) of the investment companies listed below:

American Funds Insurance Series	Columbia Funds Variable Portfolios
Non-Affiliated Class 2	Non-Affiliated Class 1
American Funds I.S. Managed Risk Asset Allocation Fund	Columbia VP – Select Mid Cap Value Fund
Non-Affiliated Class 4	Non-Affiliated Class 2
American Funds I.S. The Bond Fund of America	Columbia VP – Small Cap Value Fund
American Funds I.S. Capital Income Builder Fund
American Funds I.S. Global Growth Fund	DWS Investments VIT Funds
American Funds I.S. Growth Fund	Non-Affiliated Class A:
American Funds I.S. Growth-Income Fund	DWS Small Cap Index VIP Fund
American Funds I.S. New World Fund	Non-Affiliated Class B:
DWS Small Cap Index VIP Fund
BlackRock Variable Series Funds
Non-Affiliated Class 3
BlackRock Capital Appreciation V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock High Yield V.I. Fund
BlackRock Total Return V.I. Fund
17

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
1. Organization and Nature of Operations (continued)

Fidelity Variable Insurance Products	Franklin Templeton VIP Trust (continued)
Non-Affiliated Initial Class:	Non-Affiliated Class 2 (continued):
Fidelity VIP Balanced Portfolio	Franklin Large Cap Growth VIP Fund
Fidelity VIP Overseas Portfolio	Franklin Mutual Shares VIP Fund
Fidelity VIP Equity-Income Portfolio	Franklin Small Cap Value VIP Fund
Fidelity VIP Growth Portfolio	Templeton Foreign VIP Fund
Fidelity VIP High Income Portfolio	Templeton Global Bond VIP Fund
Fidelity VIP Asset Manager Portfolio	Templeton Growth VIP Fund
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Index 500 Portfolio	Rydex Variable Trust (Guggenheim Variable Insurance Funds)
Fidelity VIP Investment Grade Bond Portfolio	Investor Class:
Fidelity VIP Government Money Market	Guggenheim VT Global Managed Futures Strategy Fund
Non-Affiliated Service Class:	Guggenheim VT Multi-Hedge Strategies Fund
Fidelity VIP Growth Portfolio	Guggenheim VT Long Short Equity Fund
Fidelity VIP Mid Cap Portfolio
Non-Affiliated Service Class 2:	iShares Trust
Fidelity VIP Asset Manager Portfolio	ETF Shares:
Fidelity VIP Balanced Portfolio	iShares® Core S&P 500 ETF
Fidelity VIP Bond Index Portfolio	iShares® Core S&P Mid-Cap ETF
Fidelity VIP Contrafund® Portfolio	iShares® Core S&P Small-Cap ETF
Fidelity VIP Disciplined Small Cap Portfolio	iShares® Core U.S. Aggregate Bond ETF
Fidelity VIP Equity-Income Portfolio	iShares® iBoxx $ High Yield Corporate Bond ETF
Fidelity VIP Extended Market Index Portfolio	iShares® 5-10 Year Investment Grade Corporate Bond ETF
Fidelity VIP Freedom 2010 Portfolio	iShares® International Treasury Bond ETF
Fidelity VIP Freedom 2015 Portfolio	iShares® S&P 500 Growth ETF
Fidelity VIP Freedom 2020 Portfolio	iShares® S&P 500 Value ETF
Fidelity VIP Freedom 2025 Portfolio	iShares® TIPS Bond ETF
Fidelity VIP Freedom 2030 Portfolio
Fidelity VIP Growth Portfolio	Invesco (AIM) Variable Insurance Funds
Fidelity VIP High Income Portfolio	Non-Affiliated Class 2:
Fidelity VIP Index 500 Portfolio	Invesco V.I. American Franchise Fund
Fidelity VIP International Index Portfolio	Invesco V.I. American Value Fund
Fidelity VIP Investment Grade Bond Portfolio	Invesco V.I. Comstock Fund
Fidelity VIP Mid Cap Portfolio	Invesco V.I. EQV International Equity Fund
Fidelity VIP Overseas Portfolio	Invesco V.I. Discovery Mid Cap Growth Fund
Fidelity VIP Target Volatility Portfolio
Fidelity VIP Total Market Index Portfolio	JPMorgan Insurance Trust
Franklin Templeton VIP Trust	Non-Affiliated Class 1:
Non-Affiliated Class 1:	JP Morgan IT Mid Cap Value
Franklin Growth and Income VIP Fund
Franklin Income VIP Fund	Morgan Stanley Variable Insurance Funds, Inc.
Non-Affiliated Class 2:	Non-Affiliated Class 1:
Franklin Growth and Income VIP Fund	Morgan Stanley VIF Emerging Markets Debt Portfolio
Franklin Income VIP Fund	Morgan Stanley VIF U.S. Real Estate Portfolio
18

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
1. Organization and Nature of Operations (continued)

Morgan Stanley Variable Insurance Funds, Inc.	Touchstone Variable Series Trust
Non-Affiliated Class 2:	Affiliated Service Class:
Morgan Stanley VIF Emerging Markets Debt Portfolio	Touchstone VST Balanced Fund
Morgan Stanley VIF Emerging Markets Equity Portfolio	Touchstone VST Bond Fund
Morgan Stanley VIF U.S. Real Estate Portfolio	Touchstone VST Common Stock Fund

Pimco Variable Insurance Trust	The Vanguard Index Funds
Advisor Class:	ETF Shares:
PIMCO VIT All Asset Portfolio	Vanguard® Developed Markets Index Fund, ETF Shares
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	Vanguard® Dividend Appreciation Index Fund, ETF Shares
PIMCO VIT CommodityRealReturn® Strategy Portfolio	Vanguard® Emerging Markets Stock Index Fund, ETF Shares
PIMCO VIT Long-Term U.S. Government Portfolio	Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares
PIMCO VIT Low Duration Portfolio	Vanguard® Large-Cap Index Fund, ETF Shares
PIMCO VIT Real Return Portfolio	Vanguard® Mega Cap Index Fund, ETF Shares
PIMCO VIT Total Return Portfolio	Vanguard® Real Estate Index Fund, ETF Shares
Vanguard® Short-Term Bond Index Fund, ETF Shares
Northern Lights Variable Trust	Vanguard® Total Bond Market Index Fund, ETF Shares
Non-Affiliated Class 3:
TOPS® Managed Risk Moderate Growth ETF Portfolio

19

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
1. Organization and Nature of Operations (continued)

During the year ended December 31, 2022, the following Underlying Funds had name changes that were made effective:
Date:	New Name:	Old Name:
4/30/2022	Invesco V.I. EQV International Equity Fund	Invesco V.I. International Growth Fund

The statements of changes in net assets for all of the Underlying Funds are presented in the financial statements for the year ended December 31, 2022 and December 31, 2021 with the exception of the following Underlying Funds:
Period:	Underlying Fund:
1/1/2021-4/16/2021	Touchstone VST Aggressive ETF Fund
1/1/2021-4/16/2021	Touchstone VST Conservative ETF Fund
1/1/2021-4/16/2021	Touchstone VST Moderate ETF Fund
4/17/2021-12/31/2021	Touchstone VST Balanced Fund

As a result of restructuring in 2022 or 2021, the following Underlying Fund that was previously offered is no longer available as an investment option to our contract holders. Any contract holder allocations that remained in this fund were redeemed and used to purchase shares of the surviving funds as indicated:
Date:	Surviving Underlying Fund:	Closed Underlying Fund:
4/17/2021	Touchstone VST Balanced Fund	Touchstone VST Aggressive ETF Fund
4/17/2021	Touchstone VST Balanced Fund	Touchstone VST Conservative ETF Fund
4/17/2021	Touchstone VST Balanced Fund	Touchstone VST Moderate ETF Fund

Mid Atlantic Trust Company (“MATC”), a South Dakota registered non-depository trust company, is the custodian for the Vanguard ETFs and the iShares ETFs held by the subaccounts.

The contract holder’s account value in a subaccount will vary depending on the performance of the corresponding Underlying Fund. The Separate Account currently has 102 investment subaccounts available. The investment objective of each subaccount is to invest in the corresponding Underlying Fund. Refer to each Underlying Fund’s prospectus for a description of investment objectives.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct.

20

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).

Investments

Investments in shares of the Underlying Funds are valued at fair value as determined by the closing net asset value per share on December 31, 2022. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of the Underlying Funds’ shares of the Funds are determined based on identified cost basis.

Capital gain distributions are included in the realized gain distributions line on the Statements of Operations. Dividends are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds’ are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.

The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair Value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•Level 1 - inputs to the valuation methodology are quoted prices in active markets.
•    Level 2 - inputs to the valuation methodology are observable, directly or indirectly.
•    Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

21

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.

Unit Value

Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and certain administrative charges, as applicable.

Taxes

Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

Use of Estimates

The preparation of financial statements in accordance with the US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

22

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)

Risks and Uncertainties

The Company is exposed to risk associated with the ongoing outbreak of coronavirus (“COVID-19”) and is actively monitoring developments through governmental briefings and the relevant health authorities. The effects of the outbreak on the Company are uncertain and difficult to predict, as the situation continues to evolve. Risks include (but are not limited to) the disruption of business operations due to changing work environments for employees, agents and distributors, and business partners; potential economic hardship of policyholders and issuers of investments held by the Separate Account; and disruptions of product marketing and sales efforts. The Separate Account has business continuity plans in place to mitigate the risks posed to business operations by disruptive incidents such as these.

Subsequent Events

Management has evaluated subsequent events though the issuance of these financial statements and determined that no additional disclosures are required.

23

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
3. Investments

The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the period ended December 31, 2022 and the cost of investments held at December 31, 2022, for each subaccount, were as follows:

Subaccount	Purchases	Sales	Cost
Affiliated:
Touchstone VST Balanced Fund	$3,588,352	$(1,881,753)	$18,793,597
Touchstone VST Bond Fund	91,349	(287,306)	1,916,667
Touchstone VST Common Stock Fund	2,493,764	(3,338,963)	15,491,968
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	141,716	(136,850)	1,591,808
Fidelity VIP Overseas Portfolio	20,726	(185,125)	739,706
Fidelity VIP Equity-Income Portfolio	1,654,890	(1,163,298)	7,405,215
Fidelity VIP Growth Portfolio	466,462	(843,419)	4,761,369
Fidelity VIP High Income Portfolio	842,994	(814,787)	1,629,330
Fidelity VIP Asset Manager Portfolio	269,527	(207,561)	2,615,530
Fidelity VIP Contrafund® Portfolio	1,453,986	(1,844,943)	11,658,187
Fidelity VIP Index 500 Portfolio	89,575	(370,034)	1,773,406
Fidelity VIP Investment Grade Bond Portfolio	82,051	(137,178)	1,144,429
Fidelity VIP Government Money Market	23,989,854	(24,440,896)	3,215,823
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	27,784	(64,323)	289,584
Fidelity VIP Mid Cap Portfolio	215,128	(274,230)	3,022,427
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	139,627	(345,780)	815,355
Fidelity VIP Balanced Portfolio	2,039,472	(2,242,730)	10,888,643
Fidelity VIP Bond Index Portfolio	500,016	(171,336)	1,812,173
Fidelity VIP Contrafund® Portfolio	2,975,039	(2,647,890)	15,507,888
Fidelity VIP Disciplined Small Cap Portfolio	902,302	(191,014)	2,112,416
Fidelity VIP Equity-Income Portfolio	2,095,030	(703,601)	4,497,627
Fidelity VIP Extended Market Index Portfolio	13,976	(675)	49,790
Fidelity VIP Freedom 2010 Portfolio	29,028	(25,925)	350,590
Fidelity VIP Freedom 2015 Portfolio	31,046	(51,196)	236,895
Fidelity VIP Freedom 2020 Portfolio	74,656	(132,410)	557,116
Fidelity VIP Freedom 2025 Portfolio	212,095	(77,133)	2,588,425
Fidelity VIP Freedom 2030 Portfolio	28,943	(6,283)	322,782
Fidelity VIP Growth Portfolio	737,601	(577,000)	4,928,542
Fidelity VIP High Income Portfolio	21,354,308	(21,489,046)	5,664,246
Fidelity VIP Index 500 Portfolio	3,438,043	(5,336,061)	24,531,050
Fidelity VIP International Index Portfolio	151,537	(37,958)	472,301
Fidelity VIP Investment Grade Bond Portfolio	1,835,499	(2,011,051)	14,043,700
Fidelity VIP Mid Cap Portfolio	692,937	(1,675,594)	6,917,091
Fidelity VIP Overseas Portfolio	709,478	(479,600)	2,221,905
Fidelity VIP Target Volatility Portfolio	64,241	(152,709)	415,141
Fidelity VIP Total Market Index Portfolio	222,440	(65,894)	744,998

(a) Name Change. See Note 1.	24
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

3. Investments

Subaccount	Purchases	Sales	Cost
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	$140,380	$(301,338)	$1,032,344
Franklin Growth and Income VIP Fund	834,633	(83,154)	2,363,154
Franklin Income VIP Fund	180,648	(348,481)	2,384,648
JP Morgan IT Mid Cap Value	85,711	(165,821)	383,217
Morgan Stanley VIF Emerging Markets Debt Portfolio	7,103	(12,727)	97,735
Morgan Stanley VIF U.S. Real Estate Portfolio	109,873	(58,753)	510,531
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	299,069	(347,299)	1,949,990
Columbia VP – Small Cap Value Fund	616,124	(283,058)	1,643,039
Franklin Growth and Income VIP Fund	2,372,860	(766,221)	5,586,682
Franklin Income VIP Fund	1,114,753	(2,947,436)	9,181,284
Franklin Large Cap Growth VIP Fund	926,101	(2,913,290)	2,240,774
Franklin Mutual Shares VIP Fund	1,563,109	(1,619,705)	9,478,652
Franklin Small Cap Value VIP Fund	222,564	(118,924)	1,108,601
Invesco V.I. American Franchise Fund	117,161	(37,693)	463,187
Invesco V.I. American Value Fund	1,136,463	(3,550,409)	4,284,787
Invesco V.I. Comstock Fund	284,847	(1,041,274)	2,584,476
Invesco V.I. EQV International Equity Fund (a)	432,503	(259,251)	2,229,529
Invesco V.I. Discovery Mid Cap Growth Fund (a)	385,858	(39,113)	923,260
Templeton Foreign VIP Fund	379,202	(629,421)	3,716,282
Templeton Global Bond VIP Fund	77,831	(81,388)	352,777
Templeton Growth VIP Fund	60,266	(143,065)	934,343
Morgan Stanley VIF Emerging Markets Debt Portfolio	73,008	(42,494)	748,121
Morgan Stanley VIF Emerging Markets Equity Portfolio	808,208	(450,285)	1,897,780
Morgan Stanley VIF U.S. Real Estate Portfolio	677,140	(333,182)	2,453,745
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	764,214	(454,069)	4,266,996
BlackRock Global Allocation V.I. Fund	79,954	(46,803)	670,555
BlackRock High Yield V.I. Fund	15,642	(36,307)	242,580
BlackRock Total Return V.I. Fund	36,133	(52,528)	498,979
TOPS® Managed Risk Moderate Growth ETF Portfolio	853,869	(202,819)	1,733,366
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America (a)	192,562	(98,873)	1,344,472
American Funds I.S. Capital Income Builder Fund	122,842	(351,306)	2,591,391
American Funds I.S. Global Growth Fund	315,471	(151,772)	2,017,591
American Funds I.S. Growth Fund	904,619	(334,820)	4,186,967
American Funds I.S. Growth-Income Fund	536,040	(807,077)	2,907,569
American Funds I.S. New World Fund	662,995	(65,439)	1,585,264
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	99,191	(13,001)	480,125
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	594,104	(251,793)	1,981,201
Advisor Class:
PIMCO VIT All Asset Portfolio	229,512	(128,495)	1,423,965
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	623	(1,074)	48,393
PIMCO VIT CommodityRealReturn® Strategy Portfolio	625,352	(566,384)	1,222,532
PIMCO VIT Long-Term U.S. Government Portfolio	16,376	(83,902)	247,187
PIMCO VIT Low Duration Portfolio	271,037	(794,152)	1,860,167
PIMCO VIT Real Return Portfolio	249,276	(113,598)	1,132,747

(a) Name Change. See Note 1.	25
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

3. Investments

Subaccount	Purchases	Sales	Cost
Advisor Class (continued):
PIMCO VIT Total Return Portfolio	$2,002,541	$(3,028,365)	$20,279,665
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	8,702	(36,605)	115,715
Guggenheim VT Multi-Hedge Strategies Fund	58,352	(31,761)	304,500
Guggenheim VT Long Short Equity Fund	268	(2,376)	52,043
ETF Shares:
iShares® Core S&P 500 ETF	799,001	(2,130,390)	9,848,141
iShares® Core S&P Mid-Cap ETF	245,304	(816,765)	3,050,975
iShares® Core S&P Small-Cap ETF	130,357	(341,175)	1,623,383
iShares® Core U.S. Aggregate Bond ETF	33,171	(98,932)	526,446
iShares® iBoxx $ High Yield Corporate Bond ETF	2,176	(7,070)	100,061
iShares® 5-10 Year Investment Grade Corporate Bond ETF	59,522	(158,777)	798,878
iShares® International Treasury Bond ETF	231,146	(216,333)	2,157,138
iShares® S&P 500 Growth ETF	286,361	(283,351)	1,330,975
iShares® S&P 500 Value ETF	11,264	(142,542)	311,456
iShares® TIPS Bond ETF	6,253	(17,510)	65,893
Vanguard® Developed Markets Index Fund, ETF Shares	233,647	(312,971)	2,143,688
Vanguard® Dividend Appreciation Index Fund, ETF Shares	22,050	(228,584)	565,736
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	24,956	(31,906)	252,369
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	1,257	(4,461)	39,520
Vanguard® Large-Cap Index Fund, ETF Shares	33,125	(182,891)	409,129
Vanguard® Mega Cap Index Fund, ETF Shares	6,557	(14,412)	88,048
Vanguard® Real Estate Index Fund, ETF Shares	34,361	(27,783)	261,760
Vanguard® Short-Term Bond Index Fund, ETF Shares	343	(2,882)	20,828
Vanguard® Total Bond Market Index Fund, ETF Shares	1,012,042	(2,388,869)	16,888,116

(a) Name Change. See Note 1.	26
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
4. Expenses and Related Party Transactions

The Company assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account. All charges listed below are under “Mortality and Expense %” are the annual rates deducted as a daily charge, thus affecting the unit values. All other charges, including the annual administration fee, some optional benefit fees (those not listed under “Mortality and Expense %”), withdrawal charges and transfer charges, if any, are taken from the contract’s account value by redeeming units. Fourteen contracts are currently included in the Separate Account. The products are stated in the table below, along with the mortality and expense charges and the annual administration fee:

	Contracts	Mortality and	Annual Administration
		Expense %	Fee
1	GrandMaster	1.35	$30
2	GrandMaster flex3	1.55	$50
3	IQ	1.35	$30
4	IQ3	1.45	$30
5	IQ Advisor - Standard	0.60	N/A
	IQ Advisor - Enhanced	0.80	N/A
6	AnnuiChoice	1.00	$30
7	AnnuiChoice II	1.15	$30
	AnnuiChoice II - GMAB Rider	1.75	$30
8	Pinnacle Plus	1.67	$40
	Pinnacle Plus- Reduced M&E	1.15	$40
9	Pinnacle	1.35	$30
	Pinnacle-Reduced M&E	1.10	$30
10	Pinnacle IV	1.45	$30
	Pinnacle IV - GMAB	2.05	$30
11	Pinnacle V	1.55	$30
	Pinnacle V - GMAB	2.15	$30
12	AdvantEdge	1.60	$50
13	Varoom	1.75	N/A
	Varoom - Standard option	2.35	N/A
	Varoom - Self Styled Option	2.55	N/A
14	Varoom II	1.90	N/A
	Varoom II - Standard Option	2.55	N/A
	Varoom II - Self Styled Option	2.75	N/A
	VAROOM II - Standard Option II	3.00	N/A
	VAROOM II - Self Styled Option II	3.20	N/A
For optional benefits that are not included in the daily mortality and expense charge, the Company deducts an amount either quarterly or annually, depending on the benefit, to cover the cost of the additional benefits elected.

27

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

4. Expenses and Related Party Transactions (continued)

For charges that are dependent on contract owner actions, e.g., withdrawal charges and transfer fees, the Company deducts an amount at the time of the transaction to cover the cost. In both situations (ongoing benefit charges and transaction charges), the fees are deducted from the account value by redeeming units.

Touchstone Advisors Inc., which is affiliated with the Company, advises each of the Touchstone Variable Series Trust offered through the Company’s variable products.

28

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)
5. Financial Highlights

A summary of net assets, unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds and total returns are presented for each period ended December 31. The ranges of lowest to highest unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. The first unit value presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. The first total return presented in the range of each subaccount within the table corresponds to the highest expense ratio for each subaccount presented within the table. Therefore, some individual contract ratios are not within the ranges presented. The financial highlights include historical highlights for funds that may no longer be offered in the current year statements.

** Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Underlying Fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the subaccounts invest. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.

*** Expense ratio amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

**** Total return amounts represent the total return for the periods indicated, including changes in the fair value of the Underlying Fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Subaccounts with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

29

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Affiliated:
Touchstone VST Balanced Fund	1,539	$8.78	to	$9.02	$13,688	0.46%	0.60%	to	2.15%	(17.75)%	to	(16.45)%
Touchstone VST Bond Fund	181	9.00	to	9.35	1,642	1.72%	0.60%	to	1.67%	(15.34)%	to	(14.42)%
Touchstone VST Common Stock Fund	1207	13.27	to	13.78	16,169	0.22%	0.60%	to	1.67%	(19.16)%	to	(18.28)%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	58	23.63	to	24.29	1,749	1.26%	1.10%	to	1.35%	(19.05)%	to	(18.84)%
Fidelity VIP Overseas Portfolio	26	11.54	to	13.68	922	0.97%	0.60%	to	1.67%	(25.74)%	to	(24.94)%
Fidelity VIP Equity-Income Portfolio	81	38.04	to	39.10	7,843	1.96%	1.10%	to	1.35%	(6.24)%	to	(6.00)%
Fidelity VIP Growth Portfolio	21	233.85	to	233.85	4,836	0.62%	1.35%	to	1.35%	(25.48)%	to	(25.48)%
Fidelity VIP High Income Portfolio	50			28.29	1,428	5.47%			1.35%			(12.57)%
Fidelity VIP Asset Manager Portfolio	39			62.58	2,461	2.03%			1.35%			(16.08)%
Fidelity VIP Contrafund® Portfolio	133	59.04	to	60.68	12,143	0.49%	1.10%	to	1.35%	(27.31)%	to	(27.12)%
Fidelity VIP Index 500 Portfolio	60	27.77	to	29.01	3,601	1.43%	1.10%	to	1.45%	(19.40)%	to	(19.11)%
Fidelity VIP Investment Grade Bond Portfolio	57	12.58	to	14.91	966	2.14%	0.60%	to	1.67%	(14.41)%	to	(13.48)%
Fidelity VIP Government Money Market	337	9.64	to	10.17	3,216	1.29%	0.60%	to	3.20%	(1.80)%	to	0.83%
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	8	33.96	to	34.91	284	0.51%	1.10%	to	1.35%	(25.54)%	to	(25.35)%
Fidelity VIP Mid Cap Portfolio	34	83.51	to	88.14	2,883	0.40%	1.10%	to	1.35%	(16.00)%	to	(15.79)%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	43	19.68	to	22.77	751	1.57%	0.60%	to	1.67%	(16.57)%	to	(15.66)%
Fidelity VIP Balanced Portfolio	437	27.56	to	32.03	10,265	1.06%	0.60%	to	1.67%	(19.55)%	to	(18.68)%
Fidelity VIP Bond Index Portfolio	177	8.80	to	8.97	1,561	1.45%	1.00%	to	1.55%	(14.72)%	to	(14.24)%
Fidelity VIP Contrafund® Portfolio	487	42.37	to	45.47	15,426	0.26%	0.60%	to	1.67%	(27.71)%	to	(26.93)%
Fidelity VIP Disciplined Small Cap Portfolio	94	18.82	to	22.31	1,909	0.60%	0.60%	to	1.67%	(19.81)%	to	(18.94)%
Fidelity VIP Equity-Income Portfolio	181	30.45	to	32.33	4,540	2.08%	0.60%	to	1.67%	(6.82)%	to	(5.81)%
Fidelity VIP Extended Market Index Portfolio	5	11.56	to	11.78	52	1.27%	1.00%	to	1.55%	(19.56)%	to	(19.12)%
Fidelity VIP Freedom 2010 Portfolio	22	14.53	to	17.22	333	1.92%	0.60%	to	1.67%	(15.10)%	to	(14.18)%
Fidelity VIP Freedom 2015 Portfolio	13	15.13	to	17.93	208	1.96%	0.60%	to	1.67%	(16.21)%	to	(15.30)%
Fidelity VIP Freedom 2020 Portfolio	30	15.40	to	18.25	482	1.89%	0.60%	to	1.67%	(17.37)%	to	(16.47)%
Fidelity VIP Freedom 2025 Portfolio	142	16.48	to	19.53	2,364	1.82%	0.60%	to	1.67%	(18.03)%	to	(17.14)%
Fidelity VIP Freedom 2030 Portfolio	18	16.82	to	19.93	320	1.72%	0.60%	to	1.67%	(18.47)%	to	(17.58)%
Fidelity VIP Growth Portfolio	120	43.56	to	45.82	4,310	0.35%	0.60%	to	1.67%	(25.90)%	to	(25.10)%
Fidelity VIP High Income Portfolio	293	18.63	to	21.00	5,385	9.23%	0.60%	to	1.67%	(13.15)%	to	(12.20)%
Fidelity VIP Index 500 Portfolio	1120	37.99	to	30.55	30,159	1.17%	0.60%	to	1.67%	(19.78)%	to	(18.91)%
Fidelity VIP International Index Portfolio	39	10.08	to	10.28	399	2.26%	1.00%	to	1.55%	(17.51)%	to	(17.05)%
Fidelity VIP Investment Grade Bond Portfolio	924	12.87	to	15.61	11,704	2.07%	0.60%	to	1.67%	(14.66)%	to	(13.73)%
Fidelity VIP Mid Cap Portfolio	210	47.19	to	46.74	6,555	0.25%	0.60%	to	1.67%	(16.39)%	to	(15.48)%
Fidelity VIP Overseas Portfolio	164	22.40	to	21.65	2,214	0.83%	0.60%	to	1.67%	(25.94)%	to	(25.13)%
Fidelity VIP Target Volatility Portfolio	27	13.03	to	13.77	362	2.05%	1.00%	to	1.60%	(17.00)%	to	(16.50)%
Fidelity VIP Total Market Index Portfolio	51	12.45	to	12.70	641	1.23%	1.00%	to	1.55%	(20.66)%	to	(20.22)%

(a) Name Change. See Note 1.	30
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	63	$22.88	to	$24.77	$1,493	—%	1.00%	to	1.67%	(10.95)%	to	(10.34)%
Franklin Growth and Income VIP Fund	45	36.60	to	37.62	1,648	3.37%	1.10%	to	1.35%	(7.86)%	to	(7.62)%
Franklin Income VIP Fund	75	30.84	to	31.70	2,328	5.12%	1.10%	to	1.35%	(6.51)%	to	(6.28)%
JP Morgan IT Mid Cap Value	10	41.39	to	45.42	407	1.06%	1.00%	to	1.67%	(9.69)%	to	(9.07)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	3	22.30	to	24.06	69	7.45%	1.00%	to	1.55%	(20.00)%	to	(19.55)%
Morgan Stanley VIF U.S. Real Estate Portfolio	12	29.42	to	33.13	398	1.20%	1.00%	to	1.55%	(28.18)%	to	(27.78)%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	147	12.80	to	13.53	1,897	2.20%	1.00%	to	1.60%	(15.34)%	to	(14.83)%
Columbia VP – Small Cap Value Fund	41	32.71	to	35.89	1,376	0.48%	1.00%	to	1.67%	(10.49)%	to	(9.88)%
Franklin Growth and Income VIP Fund	148	31.26	to	33.26	4,063	3.09%	0.60%	to	1.67%	(8.36)%	to	(7.37)%
Franklin Income VIP Fund	463	24.44	to	26.39	8,852	4.93%	0.60%	to	1.67%	(7.05)%	to	(6.04)%
Franklin Large Cap Growth VIP Fund	58	28.75	to	31.71	1,599	—%	0.60%	to	1.67%	(37.60)%	to	(36.92)%
Franklin Mutual Shares VIP Fund	508	23.60	to	25.75	8,381	1.79%	0.60%	to	1.67%	(8.97)%	to	(7.99)%
Franklin Small Cap Value VIP Fund	46	20.77	to	24.61	1,001	0.99%	0.60%	to	1.67%	(11.56)%	to	(10.60)%
Invesco V.I. American Franchise Fund	10	33.17	to	37.06	300	—%	0.60%	to	1.67%	(32.44)%	to	(31.71)%
Invesco V.I. American Value Fund	190	22.02	to	24.33	4,336	0.38%	1.00%	to	1.67%	(4.48)%	to	(3.83)%
Invesco V.I. Comstock Fund	125	34.99	to	37.23	3,149	1.29%	0.60%	to	1.67%	(0.83)%	to	0.24%
Invesco V.I. EQV International Equity Fund (a)	143	12.18	to	13.08	1,778	1.44%	1.00%	to	1.60%	(19.81)%	to	(19.32)%
Invesco V.I. Discovery Mid Cap Growth Fund (a)	52	11.74	to	11.92	614	—%	1.00%	to	1.55%	(32.20)%	to	(31.82)%
Templeton Foreign VIP Fund	322	16.92	to	17.35	3,403	3.06%	0.60%	to	1.67%	(9.15)%	to	(8.16)%
Templeton Global Bond VIP Fund	40	7.65	to	8.11	308	—%	1.00%	to	1.60%	(6.47)%	to	(5.90)%
Templeton Growth VIP Fund	54	17.95	to	18.69	835	0.16%	0.60%	to	1.67%	(12.98)%	to	(12.03)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	41	17.72	to	19.39	547	7.59%	0.60%	to	1.67%	(20.16)%	to	(19.29)%
Morgan Stanley VIF Emerging Markets Equity Portfolio	120	26.23	to	24.90	1,535	0.39%	0.60%	to	1.67%	(26.38)%	to	(25.58)%
Morgan Stanley VIF U.S. Real Estate Portfolio	151	25.76	to	27.45	1,789	0.94%	0.60%	to	1.67%	(28.43)%	to	(27.65)%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	121	23.48	to	25.20	2,899	2.15%	1.00%	to	1.60%	(38.81)%	to	(38.43)%
BlackRock Global Allocation V.I. Fund	42	13.14	to	14.10	553	—%	1.00%	to	1.60%	(17.41)%	to	(16.91)%
BlackRock High Yield V.I. Fund	19	11.62	to	12.06	214	5.02%	1.00%	to	1.55%	(11.94)%	to	(11.45)%
BlackRock Total Return V.I. Fund	46	9.17	to	9.52	418	1.88%	1.00%	to	1.55%	(15.59)%	to	(15.12)%
TOPS® Managed Risk Moderate Growth ETF Portfolio	83	11.50	to	12.19	960	14.95%	1.00%	to	1.60%	(14.91)%	to	(14.39)%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America (a)	117	9.48	to	9.83	1,114	2.80%	1.00%	to	1.55%	(14.10)%	to	(13.62)%
American Funds I.S. Capital Income Builder Fund	229	11.77	to	12.29	2,733	2.50%	1.00%	to	1.55%	(8.81)%	to	(8.30)%
American Funds I.S. Global Growth Fund	104	18.03	to	19.05	1,925	0.44%	1.00%	to	1.60%	(26.12)%	to	(25.67)%
American Funds I.S. Growth Fund	143	24.36	to	25.74	3,533	0.10%	1.00%	to	1.60%	(31.23)%	to	(30.81)%
American Funds I.S. Growth-Income Fund	141	19.71	to	20.83	2,829	1.02%	1.00%	to	1.60%	(18.04)%	to	(17.54)%
American Funds I.S. New World Fund	116	11.89	to	12.56	1,405	1.20%	1.00%	to	1.60%	(23.50)%	to	(23.03)%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	11	34.88	to	37.04	391	0.89%	1.10%	to	1.45%	(21.79)%	to	(21.51)%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	70	30.61	to	30.73	1,577	0.64%	0.60%	to	1.67%	(22.21)%	to	(21.36)%

(a) Name Change. See Note 1.	31
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2022		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Advisor Class:
PIMCO VIT All Asset Portfolio	80	$14.20	to	$15.69	$1,180	7.51%	1.00%	to	1.67%	(13.34)%	to	(12.75)%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	9.69	to	10.06	41	1.39%	1.00%	to	1.55%	(11.63)%	to	(11.14)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	213	5.43	to	6.00	1,198	20.52%	1.00%	to	1.67%	6.85%	to	7.58%
PIMCO VIT Long-Term U.S. Government Portfolio	19	8.53	to	9.05	167	1.93%	1.00%	to	1.60%	(30.08)%	to	(29.66)%
PIMCO VIT Low Duration Portfolio	166	10.04	to	11.09	1,717	1.48%	1.00%	to	1.67%	(7.40)%	to	(6.78)%
PIMCO VIT Real Return Portfolio	83	11.79	to	13.03	1,002	6.75%	1.00%	to	1.67%	(13.46)%	to	(12.87)%
PIMCO VIT Total Return Portfolio	1351	11.94	to	13.20	16,803	2.50%	1.00%	to	1.67%	(15.81)%	to	(15.24)%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	18	6.71	to	7.38	122	2.26%	1.00%	to	1.67%	9.43%	to	10.17%
Guggenheim VT Multi-Hedge Strategies Fund	35	8.86	to	9.79	328	1.22%	1.00%	to	1.67%	(5.01)%	to	(4.36)%
Guggenheim VT Long Short Equity Fund	5	10.17	to	11.24	54	0.47%	1.00%	to	1.67%	(15.81)%	to	(15.24)%
ETF Shares:
iShares® Core S&P 500 ETF	181	22.28	to	77.87	12,849	1.54%	1.75%	to	3.20%	(20.75)%	to	(19.57)%
iShares® Core S&P Mid-Cap ETF	63	21.77	to	64.38	3,841	1.60%	1.75%	to	3.20%	(15.86)%	to	(14.60)%
iShares® Core S&P Small-Cap ETF	33	20.37	to	65.29	2,002	1.31%	1.75%	to	3.20%	(18.85)%	to	(17.64)%
iShares® Core U.S. Aggregate Bond ETF	19	20.84	to	25.03	411	2.23%	1.75%	to	3.20%	(15.79)%	to	(14.54)%
iShares® iBoxx $ High Yield Corporate Bond ETF	1	21.61	to	31.97	37	4.98%	1.75%	to	3.20%	(13.83)%	to	(12.54)%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	27	20.58	to	26.96	642	2.84%	1.75%	to	3.20%	(16.75)%	to	(15.50)%
iShares® International Treasury Bond ETF	108	17.58	to	17.72	1,745	0.10%	1.75%	to	3.20%	(24.56)%	to	(23.43)%
iShares® S&P 500 Growth ETF	24	20.63	to	84.74	1,841	0.78%	1.75%	to	3.20%	(31.76)%	to	(30.74)%
iShares® S&P 500 Value ETF	6	23.70	to	65.48	356	2.01%	1.75%	to	3.20%	(8.39)%	to	(7.02)%
iShares® TIPS Bond ETF	2	21.90	to	26.91	53	6.45%	1.75%	to	3.20%	(15.03)%	to	(13.76)%
Vanguard® Developed Markets Index Fund, ETF Shares	56	20.06	to	33.99	1,949	2.76%	1.75%	to	3.20%	(18.06)%	to	(16.83)%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	11	24.04	to	74.44	706	1.87%	1.75%	to	3.20%	(12.69)%	to	(11.38)%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	8	18.10	to	23.36	201	3.69%	1.75%	to	3.20%	(20.60)%	to	(19.41)%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	1	20.57	to	29.95	28	2.85%	1.75%	to	3.20%	(16.73)%	to	(15.48)%
Vanguard® Large-Cap Index Fund, ETF Shares	7	21.72	to	76.26	514	1.47%	1.75%	to	3.20%	(22.47)%	to	(21.31)%
Vanguard® Mega Cap Index Fund, ETF Shares	2	21.81	to	78.83	126	1.51%	1.75%	to	3.20%	(22.52)%	to	(21.36)%
Vanguard® Real Estate Index Fund, ETF Shares	5	20.28	to	49.14	220	3.39%	1.75%	to	3.20%	(28.60)%	to	(27.53)%
Vanguard® Short-Term Bond Index Fund, ETF Shares	1	22.27	to	22.95	16	1.42%	1.75%	to	3.20%	(8.49)%	to	(7.12)%
Vanguard® Total Bond Market Index Fund, ETF Shares	593	20.82	to	25.12	12,936	2.36%	1.75%	to	3.20%	(15.88)%	to	(14.62)%

(a) Name Change. See Note 1.	32
(b) New Underlying Fund. See Note 1.
(c) Merger. See Note 1.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Affiliated:
Touchstone VST Balanced Fund (April 17, 2021)	1,707	$10.68	to	$10.80	$18,327	0.31%	0.60%	to	2.15%	6.77%	to	7.99%
Touchstone VST Bond Fund	204	10.64	to	10.92	2,177	2.30%	0.60%	to	1.67%	(2.95)%	to	(1.89)%
Touchstone VST Common Stock Fund	1418	16.42	to	16.86	23,433	0.39%	0.60%	to	1.67%	25.44%	to	26.80%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	62	29.19	to	29.93	2,288	0.93%	1.10%	to	1.35%	16.67%	to	16.96%
Fidelity VIP Overseas Portfolio	31	15.55	to	18.22	1,461	0.52%	0.60%	to	1.67%	17.70%	to	18.98%
Fidelity VIP Equity-Income Portfolio	75	40.57	to	41.59	8,167	1.82%	1.10%	to	1.35%	23.21%	to	23.52%
Fidelity VIP Growth Portfolio	24	313.79	to	313.79	7,434	—%	1.35%	to	1.35%	21.55%	to	21.55%
Fidelity VIP High Income Portfolio	51			32.36	1,654	4.99%			1.35%			3.00%
Fidelity VIP Asset Manager Portfolio	42			74.57	3,095	1.58%			1.35%			8.44%
Fidelity VIP Contrafund® Portfolio	143	81.21	to	83.27	17,965	0.06%	1.10%	to	1.35%	26.11%	to	26.43%
Fidelity VIP Index 500 Portfolio	65	34.46	to	35.86	4,830	1.14%	1.10%	to	1.45%	26.71%	to	27.16%
Fidelity VIP Investment Grade Bond Portfolio	63	14.70	to	17.23	1,262	2.00%	0.60%	to	1.67%	(2.27)%	to	(1.20)%
Fidelity VIP Government Money Market	385	9.81	to	10.08	3,667	0.01%	0.60%	to	3.20%	(1.86)%	to	(0.59)%
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	10	45.61	to	46.77	454	—%	1.10%	to	1.35%	21.42%	to	21.73%
Fidelity VIP Mid Cap Portfolio	37	99.42	to	104.66	3,700	0.51%	1.10%	to	1.35%	23.81%	to	24.13%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	60	23.58	to	26.99	1,226	1.39%	0.60%	to	1.67%	7.85%	to	9.02%
Fidelity VIP Balanced Portfolio	473	34.26	to	39.38	13,803	0.72%	0.60%	to	1.67%	16.02%	to	17.28%
Fidelity VIP Bond Index Portfolio	144	10.31	to	10.46	1,487	1.23%	1.00%	to	1.55%	(3.75)%	to	(3.22)%
Fidelity VIP Contrafund® Portfolio	504	58.62	to	62.22	21,734	0.03%	0.60%	to	1.67%	25.38%	to	26.75%
Fidelity VIP Disciplined Small Cap Portfolio	76	23.48	to	27.52	1,908	0.17%	0.60%	to	1.67%	18.38%	to	19.67%
Fidelity VIP Equity-Income Portfolio	145	32.68	to	34.33	3,539	1.60%	0.60%	to	1.67%	22.53%	to	23.86%
Fidelity VIP Extended Market Index Portfolio	3	14.37	to	14.57	50	0.89%	1.00%	to	1.55%	19.06%	to	19.72%
Fidelity VIP Freedom 2010 Portfolio	23	17.12	to	20.06	414	0.80%	0.60%	to	1.67%	3.83%	to	4.96%
Fidelity VIP Freedom 2015 Portfolio	16	18.05	to	21.16	301	0.57%	0.60%	to	1.67%	5.60%	to	6.75%
Fidelity VIP Freedom 2020 Portfolio	38	18.64	to	21.85	723	0.95%	0.60%	to	1.67%	7.44%	to	8.61%
Fidelity VIP Freedom 2025 Portfolio	144	20.10	to	23.57	2,924	0.98%	0.60%	to	1.67%	8.70%	to	9.89%
Fidelity VIP Freedom 2030 Portfolio	18	20.63	to	24.19	393	0.87%	0.60%	to	1.67%	10.20%	to	11.40%
Fidelity VIP Growth Portfolio	124	58.78	to	61.17	6,010	—%	0.60%	to	1.67%	20.85%	to	22.17%
Fidelity VIP High Income Portfolio	299	21.45	to	23.91	6,305	2.61%	0.60%	to	1.67%	2.55%	to	3.66%
Fidelity VIP Index 500 Portfolio	1196	47.36	to	37.68	40,064	1.06%	0.60%	to	1.67%	26.12%	to	27.49%
Fidelity VIP International Index Portfolio	30	12.22	to	12.39	362	4.68%	1.00%	to	1.55%	5.81%	to	6.40%
Fidelity VIP Investment Grade Bond Portfolio	995	15.08	to	18.10	14,745	1.79%	0.60%	to	1.67%	(2.55)%	to	(1.49)%
Fidelity VIP Mid Cap Portfolio	254	56.44	to	55.30	9,443	0.35%	0.60%	to	1.67%	23.21%	to	24.55%
Fidelity VIP Overseas Portfolio	148	30.24	to	28.92	2,751	0.32%	0.60%	to	1.67%	17.40%	to	18.67%
Fidelity VIP Target Volatility Portfolio	35	15.70	to	16.49	557	0.02%	1.00%	to	1.60%	10.24%	to	10.91%
Fidelity VIP Total Market Index Portfolio	41	15.70	to	15.92	638	1.77%	1.00%	to	1.55%	23.44%	to	24.13%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	69	25.70	to	27.63	1,839	—%	1.00%	to	1.67%	30.12%	to	31.01%
Franklin Growth and Income VIP Fund	47	39.72	to	40.73	1,853	2.58%	1.10%	to	1.35%	23.89%	to	24.21%
Franklin Income VIP Fund	86	32.99	to	33.82	2,824	4.71%	1.10%	to	1.35%	15.43%	to	15.72%
JP Morgan IT Mid Cap Value	14	45.83	to	49.95	630	0.89%	1.00%	to	1.67%	27.72%	to	28.59%
Morgan Stanley VIF Emerging Markets Debt Portfolio	3	27.87	to	29.91	97	5.10%	1.00%	to	1.55%	(3.54)%	to	(3.00)%

33

-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Non-Affiliated Class 1:
Morgan Stanley VIF U.S. Real Estate Portfolio	13	$40.96	to	$45.88	$609	2.07%	1.00%	to	1.55%	37.64%	to	38.40%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	158	15.13	to	15.88	2,406	1.34%	1.00%	to	1.60%	10.70%	to	11.38%
Columbia VP – Small Cap Value Fund	48	36.54	to	39.83	1,777	0.51%	1.00%	to	1.67%	26.65%	to	27.52%
Franklin Growth and Income VIP Fund	171	34.11	to	35.90	5,122	2.46%	0.60%	to	1.67%	23.15%	to	24.49%
Franklin Income VIP Fund	598	26.29	to	28.09	12,009	4.76%	0.60%	to	1.67%	14.81%	to	16.05%
Franklin Large Cap Growth VIP Fund	126	46.07	to	50.26	5,977	—%	0.60%	to	1.67%	13.35%	to	14.58%
Franklin Mutual Shares VIP Fund	570	25.93	to	27.98	10,357	2.90%	0.60%	to	1.67%	17.18%	to	18.45%
Franklin Small Cap Value VIP Fund	50	23.48	to	27.53	1,230	0.98%	0.60%	to	1.67%	23.27%	to	24.61%
Invesco V.I. American Franchise Fund	10	49.10	to	54.26	462	—%	0.60%	to	1.67%	9.78%	to	10.98%
Invesco V.I. American Value Fund	328	23.05	to	25.30	7,864	0.23%	1.00%	to	1.67%	25.49%	to	26.35%
Invesco V.I. Comstock Fund	158	35.28	to	37.14	4,036	1.58%	0.60%	to	1.67%	30.82%	to	32.24%
Invesco V.I. International Growth Fund	147	15.19	to	16.21	2,274	1.08%	1.00%	to	1.60%	3.92%	to	4.55%
Invesco V.I. Discovery Mid Cap Growth Series II (a)	41	17.32	to	17.48	715	—%	1.00%	to	1.55%	16.95%	to	17.61%
Templeton Foreign VIP Fund	350	18.63	to	18.89	4,071	1.81%	0.60%	to	1.67%	2.42%	to	3.53%
Templeton Global Bond VIP Fund	40	8.18	to	8.62	329	—%	1.00%	to	1.60%	(6.51)%	to	(5.94)%
Templeton Growth VIP Fund	57	20.62	to	21.24	1,033	1.10%	0.60%	to	1.67%	3.12%	to	4.24%
Morgan Stanley VIF Emerging Markets Debt Portfolio	42	22.20	to	24.02	690	5.17%	0.60%	to	1.67%	(3.60)%	to	(2.55)%
Morgan Stanley VIF Emerging Markets Equity Portfolio	113	35.64	to	33.46	1,956	0.79%	0.60%	to	1.67%	1.23%	to	2.34%
Morgan Stanley VIF U.S. Real Estate Portfolio	155	35.99	to	37.94	2,602	1.83%	0.60%	to	1.67%	37.11%	to	38.60%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	115	38.36	to	40.94	4,488	—%	1.00%	to	1.60%	18.96%	to	19.68%
BlackRock Global Allocation V.I. Fund	39	15.91	to	16.97	636	0.84%	1.00%	to	1.60%	4.71%	to	5.35%
BlackRock High Yield V.I. Fund	21	13.20	to	13.62	277	3.86%	1.00%	to	1.55%	3.58%	to	4.16%
BlackRock Total Return V.I. Fund	48	10.86	to	11.21	516	1.25%	1.00%	to	1.55%	(3.22)%	to	(2.68)%
TOPS® Managed Risk Moderate Growth ETF Portfolio	94	13.51	to	14.24	1,279	1.03%	1.00%	to	1.60%	9.21%	to	9.87%
Non-Affiliated Class 4:
American Funds I.S. The Bond Fund of America (a)	110	11.03	to	11.38	1,223	1.37%	1.00%	to	1.55%	(2.13)%	to	(1.58)%
American Funds I.S. Capital Income Builder Fund	251	12.91	to	13.40	3,277	2.49%	1.00%	to	1.55%	12.90%	to	13.53%
American Funds I.S. Global Growth Fund	107	24.40	to	25.63	2,662	0.21%	1.00%	to	1.60%	14.28%	to	14.97%
American Funds I.S. Growth Fund	142	35.42	to	37.20	5,068	0.06%	1.00%	to	1.60%	19.74%	to	20.47%
American Funds I.S. Growth-Income Fund	169	24.05	to	25.26	4,128	0.95%	1.00%	to	1.60%	21.82%	to	22.56%
American Funds I.S. New World Fund	78	15.54	to	16.32	1,226	0.69%	1.00%	to	1.60%	2.96%	to	3.58%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	10	44.59	to	47.19	476	0.85%	1.10%	to	1.45%	12.84%	to	13.24%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	68	39.35	to	39.08	1,978	0.55%	0.60%	to	1.67%	12.28%	to	13.50%
Advisor Class:
PIMCO VIT All Asset Portfolio	86	$16.39	to	$17.98	1,449	10.95%	1.00%	to	1.67%	14.10%	to	14.88%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	10.97	to	11.32	47	1.48%	1.00%	to	1.55%	(3.57)%	to	(3.03)%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	241	5.08	to	5.58	1,266	3.96%	1.00%	to	1.67%	30.89%	to	31.78%
PIMCO VIT Long-Term U.S. Government Portfolio	25	12.21	to	12.87	310	1.46%	1.00%	to	1.60%	(6.40)%	to	(5.83)%

34

-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2021		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Advisor Class (continued):
PIMCO VIT Low Duration Portfolio	218	10.84	to	11.89	2,412	0.42%	1.00%	to	1.67%	(2.68)%	to	(2.02)%
PIMCO VIT Real Return Portfolio	76	13.63	to	14.95	1,066	4.88%	1.00%	to	1.67%	3.72%	to	4.43%
PIMCO VIT Total Return Portfolio	1447	14.19	to	15.57	21,301	1.73%	1.00%	to	1.67%	(3.01)%	to	(2.35)%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	22	6.13	to	6.70	136	—%	1.00%	to	1.67%	(0.75)%	to	(0.07)%
Guggenheim VT Multi-Hedge Strategies Fund	33	9.33	to	10.24	320	—%	1.00%	to	1.67%	6.30%	to	7.02%
Guggenheim VT Long Short Equity Fund	5	12.08	to	13.26	66	0.65%	1.00%	to	1.67%	21.73%	to	22.56%
ETF Shares:
iShares® Core S&P 500 ETF	194	28.12	to	96.81	17,407	1.31%	1.75%	to	3.20%	12.46%	to	26.51%
iShares® Core S&P Mid-Cap ETF	71	25.88	to	75.39	5,132	1.22%	1.75%	to	3.20%	3.52%	to	22.53%
iShares® Core S&P Small-Cap ETF	35	25.10	to	79.27	2,658	1.53%	1.75%	to	3.20%	0.38%	to	24.38%
iShares® Core U.S. Aggregate Bond ETF	22	24.75	to	29.29	558	1.75%	1.75%	to	3.20%	(1.01)%	to	(3.49)%
iShares® iBoxx $ High Yield Corporate Bond ETF	1	25.08	to	36.55	48	4.03%	1.75%	to	3.20%	0.32%	to	1.93%
iShares® 5-10 Year Investment Grade Corporate Bond ETF	32	24.72	to	31.90	883	2.30%	1.75%	to	3.20%	(1.13)%	to	(3.38)%
iShares® International Treasury Bond ETF	104	23.31	to	23.14	2,210	0.38%	1.75%	to	3.20%	(6.77)%	to	(10.84)%
iShares® S&P 500 Growth ETF	23	30.23	to	122.34	2,604	0.53%	1.75%	to	3.20%	20.90%	to	29.50%
iShares® S&P 500 Value ETF	8	25.87	to	70.42	524	1.92%	1.75%	to	3.20%	3.48%	to	22.54%
iShares® TIPS Bond ETF	3	25.78	to	31.20	77	4.34%	1.75%	to	3.20%	3.12%	to	3.82%
Vanguard® Developed Markets Index Fund, ETF Shares	58	24.48	to	40.86	2,442	3.09%	1.75%	to	3.20%	(2.08)%	to	9.69%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	14	27.53	to	84.01	1,032	1.69%	1.75%	to	3.20%	10.13%	to	21.59%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	8	22.80	to	28.98	261	2.56%	1.75%	to	3.20%	(8.79)%	to	(0.51)%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	1	24.71	to	35.43	37	2.16%	1.75%	to	3.20%	(1.18)%	to	(3.49)%
Vanguard® Large-Cap Index Fund, ETF Shares	9	28.02	to	96.91	829	1.29%	1.75%	to	3.20%	12.07%	to	25.17%
Vanguard® Mega Cap Index Fund, ETF Shares	2	28.16	to	100.24	169	1.27%	1.75%	to	3.20%	12.62%	to	25.34%
Vanguard® Real Estate Index Fund, ETF Shares	5	28.41	to	67.80	299	2.89%	1.75%	to	3.20%	13.63%	to	38.06%
Vanguard® Short-Term Bond Index Fund, ETF Shares	1	24.34	to	24.71	20	1.15%	1.75%	to	3.20%	(2.66)%	to	(2.80)%
Vanguard® Total Bond Market Index Fund, ETF Shares	652	24.76	to	29.42	16,771	1.89%	1.75%	to	3.20%	(0.98)%	to	(3.58)%

35

-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2020		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Affiliated:
Touchstone VST Aggressive ETF Fund	240	$19.98	to	$25.30	$5,979	1.81%	1.00%	to	1.60%	10.05%	to	10.72%
Touchstone VST Bond Fund	208	10.96	to	11.07	2,281	1.77%	1.00%	to	1.67%	7.79%	to	8.53%
Touchstone VST Common Stock Fund	1,580	13.09	to	13.22	20,755	0.60%	1.00%	to	1.67%	21.42%	to	22.25%
Touchstone VST Conservative ETF Fund	286	16.25	to	20.04	5,280	2.52%	1.00%	to	1.60%	8.15%	to	8.81%
Touchstone VST Moderate ETF Fund	350	22.20	to	23.13	6,967	2.22%	1.00%	to	2.05%	8.79%	to	9.96%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	67	25.02	to	40.75	2,153	1.43%	1.35%	to	1.35%	20.74%	to	20.74%
Fidelity VIP Overseas Portfolio	34	13.43	to	17.88	1,330	0.45%	1.15%	to	1.55%	13.82%	to	14.28%
Fidelity VIP Equity-Income Portfolio	88	32.93	to	33.67	7,700	1.82%	1.10%	to	1.35%	5.25%	to	5.52%
Fidelity VIP Growth Portfolio	27	258.15	to	258.15	6,921	0.07%	1.35%	to	1.35%	41.95%	to	41.95%
Fidelity VIP High Income Portfolio	53			31.42	1,680	5.23%			1.35%			1.36%
Fidelity VIP Asset Manager Portfolio	45			68.77	3,064	1.53%			1.35%			13.32%
Fidelity VIP Contrafund® Portfolio	157	64.40	to	65.86	15,609	0.25%	1.10%	to	1.35%	28.80%	to	29.13%
Fidelity VIP Index 500 Portfolio	90	27.19	to	28.20	5,033	1.74%	1.10%	to	1.45%	16.52%	to	16.94%
Fidelity VIP Investment Grade Bond Portfolio	68	15.30	to	16.51	1,402	2.14%	1.00%	to	1.55%	7.70%	to	8.30%
Fidelity VIP Government Money Market	448	9.30	to	9.91	4,345	0.31%	1.00%	to	2.75%	(2.44)%	to	(0.68)%
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	10	37.57	to	37.57	386	0.06%	1.35%	to	1.35%	41.81%	to	41.81%
Fidelity VIP Mid Cap Portfolio	38	80.30	to	84.32	3,114	0.56%	1.10%	to	1.35%	16.45%	to	16.74%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	64	17.36	to	25.01	1,226	1.32%	1.00%	to	1.60%	12.70%	to	13.39%
Fidelity VIP Balanced Portfolio	513	24.05	to	33.83	12,865	1.29%	1.00%	to	1.60%	20.17%	to	20.91%
Fidelity VIP Bond Index Portfolio	33	10.72	to	10.78	354	2.03%	1.15%	to	1.55%	5.60%	to	6.03%
Fidelity VIP Contrafund® Portfolio	565	46.75	to	52.74	19,355	0.08%	1.00%	to	1.67%	28.06%	to	28.93%
Fidelity VIP Disciplined Small Cap Portfolio	76	20.16	to	21.76	1,602	0.57%	1.00%	to	1.55%	16.29%	to	16.94%
Fidelity VIP Equity-Income Portfolio	170	26.67	to	27.56	3,358	1.63%	1.00%	to	1.67%	4.66%	to	5.38%
Fidelity VIP Extended Market Index Portfolio	5	12.07	to	12.11	59	1.67%	1.35%	to	1.55%	14.39%	to	14.62%
Fidelity VIP Freedom 2010 Portfolio	25	17.02	to	17.63	420	1.07%	1.15%	to	1.60%	10.44%	to	10.95%
Fidelity VIP Freedom 2015 Portfolio	26	17.76	to	18.62	456	1.05%	1.15%	to	1.60%	11.75%	to	12.26%
Fidelity VIP Freedom 2020 Portfolio	35	18.20	to	18.64	613	0.98%	1.15%	to	1.60%	12.89%	to	13.40%
Fidelity VIP Freedom 2025 Portfolio	122	19.47	to	19.88	2,274	1.00%	1.15%	to	1.60%	13.83%	to	14.35%
Fidelity VIP Freedom 2030 Portfolio	18	18.78	to	20.12	353	1.04%	1.15%	to	1.55%	14.84%	to	15.30%
Fidelity VIP Growth Portfolio	129	36.00	to	44.89	5,173	0.04%	1.00%	to	1.60%	41.25%	to	42.11%
Fidelity VIP High Income Portfolio	331	17.12	to	27.05	6,779	6.88%	1.00%	to	1.60%	0.78%	to	1.40%
Fidelity VIP Index 500 Portfolio	1223	37.55	to	35.19	32,420	1.56%	1.00%	to	1.67%	15.98%	to	16.77%
Fidelity VIP International Index Portfolio	5	11.55	to	11.62	57	3.86%	1.15%	to	1.55%	8.63%	to	9.07%
Fidelity VIP Investment Grade Bond Portfolio	1019	14.53	to	20.14	15,439	2.05%	1.00%	to	1.60%	7.42%	to	8.07%
Fidelity VIP Mid Cap Portfolio	287	22.90	to	53.30	8,708	0.40%	1.00%	to	1.60%	15.98%	to	16.69%
Fidelity VIP Overseas Portfolio	166	13.39	to	25.09	2,617	0.22%	1.00%	to	1.60%	13.49%	to	14.18%
Fidelity VIP Target Volatility Portfolio	35	14.29	to	14.71	499	1.29%	1.15%	to	1.55%	7.30%	to	7.74%
Fidelity VIP Total Market Index Portfolio	6	12.72	to	12.79	82	2.17%	1.15%	to	1.55%	18.12%	to	18.60%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund	71	19.89	to	20.78	1,442	—%	1.15%	to	1.60%	5.76%	to	6.25%
Franklin Growth and Income VIP Fund	50	32.06	to	32.06	1,600	3.89%	1.35%	to	1.35%	4.38%	to	4.38%
Franklin Income VIP Fund	91	28.58	to	29.23	2,599	5.97%	1.10%	to	1.35%	(0.39)%	to	(0.14)%
JP Morgan IT Mid Cap Value	15	36.40	to	38.85	548	1.49%	1.00%	to	1.55%	(1.19)%	to	(0.63)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	3	28.78	to	36.55	104	4.47%	1.10%	to	1.45%	4.01%	to	4.38%
Morgan Stanley VIF U.S. Real Estate Portfolio	14	29.76	to	33.15	480	2.69%	1.00%	to	1.55%	(18.14)%	to	(17.68)%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	161	13.71	to	14.26	2,215	1.50%	1.00%	to	1.55%	4.24%	to	4.82%
Columbia VP – Small Cap Value Fund	59	29.09	to	30.68	1,738	0.34%	1.15%	to	1.60%	6.85%	to	7.34%
Franklin Growth and Income VIP Fund	184	21.45	to	32.65	4,444	3.78%	1.00%	to	1.60%	3.83%	to	4.47%
Franklin Income VIP Fund	728	16.22	to	29.10	12,556	5.88%	1.00%	to	1.60%	(0.92)%	to	(0.31)%
Franklin Large Cap Growth VIP Fund	147	33.81	to	50.29	6,183	—%	1.00%	to	1.60%	42.32%	to	43.19%
Franklin Mutual Shares VIP Fund	607	15.07	to	27.17	9,423	2.92%	1.00%	to	1.60%	(6.56)%	to	(5.99)%
Franklin Small Cap Value VIP Fund	54	22.66	to	24.24	1,076	1.51%	1.15%	to	1.60%	3.51%	to	3.98%

-*Less than 500.	36

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2020		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Non-Affiliated Class 2 (continued):
Invesco V.I. American Franchise Fund	11	$37.03	to	$38.53	$460	—%	1.15%	to	1.60%	39.73%	to	40.36%
Invesco V.I. American Value Fund	355	18.54	to	20.02	6,771	0.64%	1.00%	to	1.60%	(0.76)%	to	(0.15)%
Invesco V.I. Comstock Fund	183	19.57	to	33.26	3,515	2.20%	1.00%	to	1.60%	(2.67)%	to	(2.08)%
Invesco V.I. International Growth Fund	142	14.62	to	15.27	2,103	2.09%	1.15%	to	1.60%	11.92%	to	12.43%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Series II (b)	46	14.81	to	14.85	676	—%	1.15%	to	1.55%	48.06%	to	48.47%
Templeton Foreign VIP Fund	355	10.09	to	22.10	4,045	3.44%	1.00%	to	1.60%	(2.74)%	to	(2.15)%
Templeton Global Bond VIP Fund	38	8.78	to	9.06	333	8.64%	1.15%	to	1.55%	(6.75)%	to	(6.37)%
Templeton Growth VIP Fund	60	13.22	to	24.43	1,068	3.06%	1.00%	to	1.60%	4.11%	to	4.74%
Morgan Stanley VIF Emerging Markets Debt Portfolio	52	15.67	to	13.54	870	4.51%	1.15%	to	1.60%	3.84%	to	4.32%
Morgan Stanley VIF Emerging Markets Equity Portfolio	118	10.42	to	45.28	2,034	1.28%	1.00%	to	1.60%	12.53%	to	13.22%
Morgan Stanley VIF U.S. Real Estate Portfolio	176	13.72	to	15.00	2,130	2.56%	1.15%	to	1.60%	(18.43)%	to	(18.05)%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	126	32.25	to	33.71	4,150	—%	1.15%	to	1.60%	39.25%	to	39.89%
BlackRock Global Allocation V.I. Fund	41	15.19	to	16.11	623	1.26%	1.00%	to	1.60%	18.78%	to	19.50%
BlackRock High Yield V.I. Fund	18	12.74	to	12.99	230	5.05%	1.15%	to	1.55%	5.38%	to	5.80%
BlackRock Total Return V.I. Fund	33	11.23	to	11.33	374	1.87%	1.35%	to	1.55%	6.87%	to	7.09%
TOPS® Managed Risk Moderate Growth ETF Portfolio	95	12.42	to	12.81	1,178	2.17%	1.15%	to	1.55%	4.26%	to	4.68%
Non-Affiliated Class 4:
American Funds I.S. Bond Fund	104	11.27	to	11.49	1,176	2.33%	1.15%	to	1.55%	7.68%	to	8.12%
American Funds I.S. Capital Income Builder Fund	253	11.43	to	11.80	2,926	2.75%	1.00%	to	1.55%	2.50%	to	3.07%
American Funds I.S. Global Growth Fund	132	21.36	to	22.05	2,877	0.16%	1.15%	to	1.60%	28.08%	to	28.67%
American Funds I.S. Growth Fund	134	29.69	to	30.55	4,001	0.20%	1.15%	to	1.55%	49.36%	to	49.97%
American Funds I.S. Growth-Income Fund	193	19.74	to	20.39	3,851	1.22%	1.15%	to	1.60%	11.44%	to	11.95%
American Funds I.S. New World Fund	69	15.15	to	15.59	1,062	0.04%	1.15%	to	1.55%	21.38%	to	21.88%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	11	39.52	to	41.67	429	1.14%	1.10%	to	1.45%	17.70%	to	18.12%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	67	21.77	to	37.88	1,742	0.91%	1.00%	to	1.55%	17.24%	to	17.90%
Advisor Class:
PIMCO VIT All Asset Portfolio	92	14.60	to	13.80	1,368	4.87%	1.15%	to	1.60%	6.18%	to	6.67%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	11.38	to	11.59	49	5.88%	1.15%	to	1.55%	3.82%	to	4.24%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	309	3.95	to	4.23	1,237	6.32%	1.00%	to	1.60%	(0.39)%	to	0.22%
PIMCO VIT Long-Term U.S. Government Portfolio	21	13.04	to	13.50	275	1.59%	1.15%	to	1.60%	15.40%	to	15.93%
PIMCO VIT Low Duration Portfolio	217	11.20	to	12.14	2,457	1.07%	1.00%	to	1.60%	1.24%	to	1.86%
PIMCO VIT Real Return Portfolio	69	13.23	to	12.09	935	1.32%	1.15%	to	1.60%	9.82%	to	10.32%
PIMCO VIT Total Return Portfolio	1315	14.96	to	15.94	19,908	2.03%	1.00%	to	1.60%	6.80%	to	7.45%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	24	6.23	to	6.71	151	3.85%	1.00%	to	1.60%	0.96%	to	1.57%
Guggenheim VT Multi-Hedge Strategies Fund	34	8.97	to	9.57	313	1.28%	1.00%	to	1.60%	5.67%	to	6.31%
Guggenheim VT Long Short Equity Fund	6	10.30	to	10.82	59	0.83%	1.00%	to	1.60%	3.25%	to	3.88%
ETF Shares:
iShares® Core S&P 500 ETF	243	70.26	to	76.52	17,460	1.79%	1.75%	to	2.75%	15.10%	to	16.28%
iShares® Core S&P Mid-Cap ETF	90	58.24	to	61.52	5,332	1.56%	1.75%	to	2.75%	10.43%	to	11.56%
iShares® Core S&P Small-Cap ETF	47	60.23	to	63.73	2,891	1.40%	1.75%	to	2.75%	8.19%	to	9.30%
iShares® Core U.S. Aggregate Bond ETF	22	26.28	to	30.35	586	2.16%	1.75%	to	2.75%	4.52%	to	5.60%
iShares® iBoxx $ High Yield Corporate Bond ETF	2	32.24	to	34.89	71	5.07%	1.90%	to	2.75%	1.57%	to	2.46%
iShares® 5-10 Year Investment Grade Corporate Bond ETF (a)	27	29.21	to	31.62	778	2.85%	1.90%	to	2.75%	6.62%	to	7.55%
iShares® International Treasury Bond ETF	93	23.65	to	25.95	2,235	—%	1.75%	to	2.75%	7.83%	to	8.94%
iShares® S&P 500 Growth ETF	28	84.37	to	94.47	2,444	0.97%	1.75%	to	2.75%	29.57%	to	30.90%
iShares® S&P 500 Value ETF	9	54.30	to	58.77	520	2.63%	1.90%	to	2.75%	(1.62)%	to	(0.76)%
iShares® TIPS Bond ETF	3	24.46	to	26.47	78	1.23%	1.90%	to	2.75%	7.78%	to	8.73%
Vanguard® Developed Markets Index Fund, ETF Shares	65	38.40	to	37.26	2,539	2.32%	1.75%	to	2.75%	6.67%	to	7.77%

-*Less than 500.	37

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2020		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
ETF Shares (continued):
Vanguard® Dividend Appreciation Index Fund, ETF Shares	16	$61.24	to	$66.27	$1,017	1.81%	1.90%	to	2.75%	12.21%	to	13.19%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	8	31.12	to	33.68	247	2.27%	1.90%	to	2.75%	12.02%	to	13.00%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	2	31.67	to	36.72	68	2.68%	1.75%	to	2.75%	6.45%	to	7.55%
Vanguard® Large-Cap Index Fund, ETF Shares	11	71.55	to	77.43	815	1.70%	1.90%	to	2.75%	17.66%	to	18.69%
Vanguard® Mega Cap Index Fund, ETF Shares	2	73.23	to	79.98	157	1.70%	1.75%	to	2.75%	18.19%	to	19.40%
Vanguard® Real Estate Index Fund, ETF Shares	6	43.39	to	46.96	261	4.16%	1.90%	to	2.75%	(7.20)%	to	(6.39)%
Vanguard® Short-Term Bond Index Fund, ETF Shares	1	23.26	to	25.08	23	1.82%	1.90%	to	2.75%	1.82%	to	2.71%
Vanguard® Total Bond Market Index Fund, ETF Shares	609	26.34	to	30.51	16,393	2.23%	1.75%	to	2.75%	4.75%	to	5.83%

-*Less than 500.	38

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2019		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Affiliated:
Touchstone VST Aggressive ETF Fund	250	$20.62	to	$22.85	$5,628	1.65%	1.00%	to	1.67%	20.34%	to	21.16%
Touchstone VST Bond Fund (July 12, 2019)	209	10.17	to	10.20	2,129	1.26%	1.00%	to	1.67%	1.67%	to	2.00%
Touchstone VST Common Stock Fund (July 12, 2019)	1,834	10.78	to	10.81	19,789	0.55%	1.00%	to	1.67%	7.77%	to	8.12%
Touchstone VST Conservative ETF Fund	331	15.03	to	18.42	5,619	2.47%	1.00%	to	1.60%	13.62%	to	14.31%
Touchstone VST Moderate ETF Fund	376	20.40	to	21.04	6,855	2.03%	1.00%	to	2.05%	16.53%	to	17.77%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	76	20.72	to	33.75	2,023	1.73%	1.35%	to	1.35%	22.83%	to	22.83%
Fidelity VIP Overseas Portfolio	36	11.80	to	15.65	1,223	1.68%	1.15%	to	1.55%	25.79%	to	26.30%
Fidelity VIP Equity-Income Portfolio	93	31.28	to	31.91	7,810	1.98%	1.10%	to	1.35%	25.72%	to	26.04%
Fidelity VIP Growth Portfolio	29	181.86	to	181.86	5,227	0.26%	1.35%	to	1.35%	32.50%	to	32.50%
Fidelity VIP High Income Portfolio	56	31.00	to	31.00	1,743	5.31%	1.35%	to	1.35%	13.55%	to	13.55%
Fidelity VIP Asset Manager Portfolio	46	60.68	to	60.68	2,777	1.76%	1.35%	to	1.35%	16.65%	to	16.65%
Fidelity VIP Contrafund® Portfolio	178	50.00	to	51.00	13,551	0.45%	1.10%	to	1.35%	29.80%	to	30.13%
Fidelity VIP Index 500 Portfolio	101	23.34	to	24.11	4,690	1.91%	1.10%	to	1.45%	29.45%	to	29.91%
Fidelity VIP Investment Grade Bond Portfolio	76	14.20	to	15.24	1,426	2.65%	1.00%	to	1.55%	7.97%	to	8.57%
Fidelity VIP Government Money Market	344	9.53	to	9.98	3,369	2.06%	1.00%	to	2.75%	(0.79)%	to	1.00%
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	12	26.49	to	26.49	323	0.16%	1.35%	to	1.35%	32.37%	to	32.37%
Fidelity VIP Mid Cap Portfolio	41	68.96	to	72.23	2,892	0.78%	1.10%	to	1.35%	21.68%	to	21.99%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	65	19.42	to	22.06	1,103	1.72%	1.00%	to	1.67%	16.04%	to	16.83%
Fidelity VIP Balanced Portfolio	498	24.59	to	27.98	10,560	1.62%	1.00%	to	1.67%	22.04%	to	22.88%
Fidelity VIP Bond Index Portfolio (July 12, 2019)	8	10.15	to	10.15	85	3.77%	1.55%	to	1.55%	1.48%	to	1.48%
Fidelity VIP Contrafund® Portfolio	667	36.51	to	40.90	17,646	0.21%	1.00%	to	1.67%	29.08%	to	29.96%
Fidelity VIP Disciplined Small Cap Portfolio	87	17.07	to	18.61	1,546	0.81%	1.00%	to	1.67%	21.31%	to	22.14%
Fidelity VIP Equity-Income Portfolio	176	25.48	to	26.16	3,356	1.87%	1.00%	to	1.67%	24.99%	to	25.84%
Fidelity VIP Extended Market Index Portfolio (July 12, 2019)	3	10.55	to	10.55	37	1.20%	1.55%	to	1.55%	5.51%	to	5.51%
Fidelity VIP Freedom 2010 Portfolio	26	14.94	to	15.56	397	1.81%	1.35%	to	1.67%	13.82%	to	14.19%
Fidelity VIP Freedom 2015 Portfolio	26	15.89	to	16.59	413	1.70%	1.15%	to	1.60%	16.09%	to	16.62%
Fidelity VIP Freedom 2020 Portfolio	42	16.12	to	16.44	653	1.78%	1.15%	to	1.60%	17.96%	to	18.50%
Fidelity VIP Freedom 2025 Portfolio	120	17.11	to	17.38	1,969	1.84%	1.15%	to	1.60%	19.57%	to	20.12%
Fidelity VIP Freedom 2030 Portfolio	22	16.32	to	19.60	363	1.33%	1.15%	to	1.67%	22.04%	to	22.69%
Fidelity VIP Growth Portfolio	136	34.46	to	31.59	3,900	0.05%	1.00%	to	1.67%	31.74%	to	32.64%
Fidelity VIP High Income Portfolio	336	20.77	to	26.68	6,807	6.67%	1.00%	to	1.67%	12.85%	to	13.62%
Fidelity VIP Index 500 Portfolio	1,273	32.38	to	30.14	29,166	1.73%	1.00%	to	1.67%	28.83%	to	29.71%
Fidelity VIP International Index Portfolio (July 12, 2019)	*-	10.65	to	10.65	2	12.35%	1.15%	to	1.15%	6.52%	to	6.52%
Fidelity VIP Investment Grade Bond Portfolio	1,065	14.42	to	18.64	15,005	2.58%	1.00%	to	1.67%	7.58%	to	8.31%
Fidelity VIP Mid Cap Portfolio	335	39.52	to	45.68	8,716	0.70%	1.00%	to	1.67%	21.12%	to	21.94%
Fidelity VIP Overseas Portfolio	196	22.72	to	21.97	2,673	1.20%	1.00%	to	1.67%	25.37%	to	26.23%
Fidelity VIP Target Volatility Portfolio	36	13.32	to	13.65	486	1.37%	1.15%	to	1.55%	16.81%	to	17.28%
Non-Affiliated Class 1:
Columbia VP – Select Mid Cap Value Fund (a)	80	18.69	to	19.56	1,539	—%	1.15%	to	1.67%	29.43%	to	30.11%
Franklin Growth and Income VIP Fund	57	30.72	to	30.72	1,751	2.50%	1.35%	to	1.35%	24.35%	to	24.35%
Franklin Income VIP Fund	106	28.69	to	29.27	3,053	5.59%	1.10%	to	1.35%	14.85%	to	15.14%
JP Morgan IT Mid Cap Value	18	36.84	to	39.09	630	1.70%	1.00%	to	1.55%	24.80%	to	25.49%
Morgan Stanley VIF Emerging Markets Debt Portfolio	3	27.81	to	35.02	107	5.33%	1.10%	to	1.55%	12.48%	to	13.00%
Morgan Stanley VIF U.S. Real Estate Portfolio	17	36.36	to	40.27	714	1.86%	1.00%	to	1.55%	17.10%	to	17.75%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	163	13.15	to	13.61	2,148	2.35%	1.00%	to	1.55%	16.16%	to	16.81%
Columbia VP – Small Cap Value Fund	65	27.02	to	28.58	1,751	0.27%	1.15%	to	1.67%	18.97%	to	19.59%
Franklin Growth and Income VIP Fund	215	26.69	to	31.25	4,983	2.23%	1.00%	to	1.67%	23.56%	to	24.40%
Franklin Income VIP Fund	842	23.13	to	29.19	14,513	5.40%	1.00%	to	1.67%	14.12%	to	14.90%
Franklin Large Cap Growth VIP Fund	170	28.58	to	35.12	5,003	—%	1.00%	to	1.67%	32.33%	to	33.23%
Franklin Mutual Shares VIP Fund	593	23.70	to	28.91	9,919	1.84%	1.00%	to	1.67%	20.53%	to	21.35%
Franklin Small Cap Value VIP Fund	58	18.42	to	23.32	1,104	1.06%	1.15%	to	1.67%	24.24%	to	24.90%
Invesco V.I. American Franchise Fund	12	32.03	to	27.45	356	—%	1.15%	to	1.67%	34.15%	to	34.86%

39
-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2019		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Non-Affiliated Class 2 (continued):
Invesco V.I. American Value Fund	386	$18.52	to	$20.05	$7,406	0.44%	1.00%	to	1.67%	22.63%	to	23.46%
Invesco V.I. Comstock Fund	188	27.73	to	33.97	3,722	1.74%	1.00%	to	1.67%	22.86%	to	23.69%
Invesco V.I. International Growth Fund	162	13.06	to	13.59	2,146	1.33%	1.15%	to	1.60%	26.19%	to	26.77%
Invesco V.I. Mid Cap Growth Fund	20	15.17	to	15.40	305	—%	1.15%	to	1.55%	31.93%	to	32.46%
Templeton Foreign VIP Fund	366	18.71	to	22.58	4,336	1.69%	1.00%	to	1.67%	10.65%	to	11.40%
Templeton Global Bond VIP Fund	62	9.42	to	9.68	585	6.16%	1.15%	to	1.55%	0.43%	to	0.84%
Templeton Growth VIP Fund	75	19.23	to	23.32	1,234	2.80%	1.00%	to	1.67%	13.23%	to	14.00%
Morgan Stanley VIF Emerging Markets Debt Portfolio	60	22.19	to	12.98	953	5.39%	1.15%	to	1.67%	12.26%	to	12.86%
Morgan Stanley VIF Emerging Markets Equity Portfolio	146	31.30	to	39.99	2,323	1.01%	1.00%	to	1.67%	17.52%	to	18.32%
Morgan Stanley VIF U.S. Real Estate Portfolio	169	32.21	to	18.31	2,526	1.61%	1.15%	to	1.67%	16.69%	to	17.31%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	134	23.16	to	24.09	3,164	—%	1.15%	to	1.60%	29.45%	to	30.04%
BlackRock Global Allocation V.I. Fund	47	12.79	to	13.48	613	1.22%	1.00%	to	1.60%	15.87%	to	16.58%
BlackRock High Yield V.I. Fund	17	12.09	to	12.27	210	5.15%	1.15%	to	1.55%	13.08%	to	13.54%
BlackRock Total Return V.I. Fund	29	10.50	to	10.58	303	2.59%	1.35%	to	1.55%	7.46%	to	7.67%
TOPS® Managed Risk Moderate Growth ETF Portfolio	97	11.91	to	12.24	1,153	2.12%	1.15%	to	1.55%	14.36%	to	14.83%
Non-Affiliated Class 4:
American Funds I.S. Bond Fund	65	10.47	to	10.62	680	2.61%	1.15%	to	1.55%	7.39%	to	7.83%
American Funds I.S. Capital Income Builder Fund	270	11.16	to	11.45	3,032	2.77%	1.00%	to	1.55%	15.80%	to	16.44%
American Funds I.S. Global Growth Fund	133	16.67	to	17.14	2,255	0.99%	1.15%	to	1.60%	32.72%	to	33.33%
American Funds I.S. Growth Fund	128	19.82	to	20.37	2,567	0.61%	1.15%	to	1.60%	28.35%	to	28.94%
American Funds I.S. Growth-Income Fund	169	17.72	to	18.21	3,013	1.49%	1.15%	to	1.60%	23.84%	to	24.41%
American Funds I.S. New World Fund	74	12.48	to	12.79	937	0.81%	1.15%	to	1.55%	26.82%	to	27.34%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	12	33.58	to	35.28	431	1.08%	1.10%	to	1.45%	23.41%	to	23.85%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	75	29.93	to	32.13	1,678	0.75%	1.00%	to	1.67%	22.79%	to	23.62%
Advisor Class:
PIMCO VIT All Asset Portfolio	110	13.53	to	12.94	1,533	2.79%	1.15%	to	1.67%	9.88%	to	10.46%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	4	10.96	to	11.12	40	1.63%	1.15%	to	1.55%	5.25%	to	5.68%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	318	3.90	to	5.46	1,280	4.29%	1.15%	to	1.67%	9.49%	to	10.07%
PIMCO VIT Long-Term U.S. Government Portfolio	17	11.30	to	11.65	200	1.97%	1.15%	to	1.60%	11.40%	to	11.91%
PIMCO VIT Low Duration Portfolio	189	11.01	to	11.92	2,125	2.66%	1.00%	to	1.67%	2.19%	to	2.88%
PIMCO VIT Real Return Portfolio	74	11.97	to	10.96	906	1.54%	1.15%	to	1.67%	6.52%	to	7.08%
PIMCO VIT Total Return Portfolio	1,376	13.71	to	14.84	19,494	2.92%	1.00%	to	1.67%	6.44%	to	7.17%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	27	6.17	to	6.60	168	0.96%	1.00%	to	1.60%	6.41%	to	7.06%
Guggenheim VT Multi-Hedge Strategies Fund	40	8.49	to	9.00	345	2.28%	1.00%	to	1.60%	3.33%	to	3.96%
Guggenheim VT Long Short Equity Fund	7	9.97	to	10.41	72	0.58%	1.00%	to	1.60%	3.85%	to	4.48%
ETF Shares:
iShares® Core S&P 500 ETF	300	61.04	to	65.80	18,622	2.24%	1.75%	to	2.75%	27.64%	to	28.95%
iShares® Core S&P Mid-Cap ETF	101	52.74	to	55.15	5,399	1.70%	1.75%	to	2.75%	22.63%	to	23.89%
iShares® Core S&P Small-Cap ETF	51	55.67	to	58.31	2,870	1.50%	1.75%	to	2.75%	19.44%	to	20.67%
iShares® Core U.S. Aggregate Bond ETF	23	25.15	to	28.74	582	2.74%	1.75%	to	2.75%	5.47%	to	6.56%
iShares® iBoxx $ High Yield Corporate Bond ETF	2	31.74	to	34.05	74	5.04%	1.90%	to	2.75%	10.96%	to	11.93%
iShares® Intermediate-Term Corporate Bond ETF	26	27.40	to	29.40	716	3.55%	1.90%	to	2.75%	11.44%	to	12.42%
iShares® International Treasury Bond ETF	104	21.93	to	23.82	2,326	0.22%	1.75%	to	2.75%	0.91%	to	1.95%
iShares® S&P 500 Growth ETF	35	65.12	to	72.17	2,339	1.73%	1.75%	to	2.75%	27.17%	to	28.47%
iShares® S&P 500 Value ETF	9	55.20	to	59.22	520	2.31%	1.90%	to	2.75%	28.00%	to	29.12%
iShares® TIPS Bond ETF	6	22.69	to	24.35	127	1.83%	1.90%	to	2.75%	5.37%	to	6.29%
Vanguard® Developed Markets Index Fund, ETF Shares	71	36.00	to	34.57	2,603	3.14%	1.75%	to	2.75%	19.22%	to	20.45%

40
-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2019		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
ETF Shares (continued):
Vanguard® Dividend Appreciation Index Fund, ETF Shares	19	$54.58	to	$58.55	$1,049	1.83%	1.90%	to	2.75%	26.04%	to	27.14%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	8	27.78	to	29.81	222	3.24%	1.90%	to	2.75%	17.42%	to	18.44%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	2	31.92	to	34.14	61	3.47%	1.75%	to	1.90%	11.92%	to	12.09%
Vanguard® Large-Cap Index Fund, ETF Shares	12	60.81	to	65.24	728	1.98%	1.90%	to	2.75%	27.62%	to	28.74%
Vanguard® Mega Cap Index Fund, ETF Shares	2	61.96	to	66.98	140	1.96%	1.75%	to	2.75%	27.55%	to	28.86%
Vanguard® Real Estate Index Fund, ETF Shares	5	46.76	to	50.17	244	3.44%	1.90%	to	2.75%	25.31%	to	26.41%
Vanguard® Short-Term Bond Index Fund, ETF Shares	1	22.84	to	24.42	15	2.31%	1.90%	to	2.75%	2.11%	to	3.01%
Vanguard® Total Bond Market Index Fund, ETF Shares	686	25.15	to	28.83	17,584	2.76%	1.75%	to	2.75%	5.84%	to	6.93%

41
-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2018		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Affiliated:
Touchstone VST Active Bond Fund	186	$13.20	to	$16.19	$2,460	1.95%	1.00%	to	1.67%	(3.27)%	to	(2.60)%
Touchstone VST Aggressive ETF Fund	283	17.14	to	18.86	5,262	1.64%	1.00%	to	1.67%	(9.39)%	to	(8.77)%
Touchstone VST Conservative ETF Fund	405	14.64	to	16.11	6,038	1.74%	1.00%	to	1.67%	(5.63)%	to	(4.99)%
Touchstone VST Focused Fund	566	30.76	to	34.67	14,555	0.45%	1.00%	to	1.67%	(9.52)%	to	(8.90)%
Touchstone VST Large Cap Core Equity Fund	166	21.94	to	21.61	3,186	0.57%	1.00%	to	1.67%	(8.06)%	to	(7.43)%
Touchstone VST Moderate ETF Fund	475	17.51	to	17.86	7,336	1.89%	1.00%	to	2.05%	(7.96)%	to	(6.97)%
Non-Affiliated Initial Class:
Fidelity VIP Balanced Portfolio	79	16.87	to	27.48	1,716	1.41%	1.35%	to	1.35%	(5.52)%	to	(5.52)%
Fidelity VIP Overseas Portfolio	43	9.38	to	12.39	1,081	1.50%	1.15%	to	1.55%	(16.14)%	to	(15.79)%
Fidelity VIP Equity-Income Portfolio	101	24.88	to	25.32	6,781	2.12%	1.10%	to	1.35%	(9.54)%	to	(9.31)%
Fidelity VIP Growth Portfolio	32	137.25	to	137.25	4,380	0.24%	1.35%	to	1.35%	(1.52)%	to	(1.52)%
Fidelity VIP High Income Portfolio	51	27.30	to	27.30	1,394	5.65%	1.35%	to	1.35%	(4.60)%	to	(4.60)%
Fidelity VIP Asset Manager Portfolio	51	52.02	to	52.02	2,674	1.65%	1.35%	to	1.35%	(6.63)%	to	(6.63)%
Fidelity VIP Contrafund® Portfolio	201	38.52	to	39.19	11,709	0.69%	1.10%	to	1.35%	(7.65)%	to	(7.41)%
Fidelity VIP Index 500 Portfolio	114	18.03	to	18.56	4,015	1.80%	1.10%	to	1.45%	(5.88)%	to	(5.55)%
Fidelity VIP Investment Grade Bond Portfolio	85	13.15	to	14.04	1,474	2.31%	1.00%	to	1.55%	(2.08)%	to	(1.53)%
Fidelity VIP Government Money Market	1,084	9.61	to	9.88	10,536	1.62%	1.00%	to	2.75%	(1.16)%	to	0.63%
Non-Affiliated Service Class:
Fidelity VIP Growth Portfolio	16	20.01	to	20.01	314	0.14%	1.35%	to	1.35%	(1.63)%	to	(1.63)%
Fidelity VIP Mid Cap Portfolio	46	56.67	to	59.21	2,657	0.53%	1.10%	to	1.35%	(15.80)%	to	(15.58)%
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager Portfolio	57	16.73	to	18.88	852	1.47%	1.00%	to	1.67%	(7.20)%	to	(6.56)%
Fidelity VIP Balanced Portfolio	443	20.15	to	22.77	7,957	1.34%	1.00%	to	1.67%	(6.04)%	to	(5.40)%
Fidelity VIP Contrafund® Portfolio	766	28.28	to	31.47	15,616	0.43%	1.00%	to	1.67%	(8.21)%	to	(7.58)%
Fidelity VIP Disciplined Small Cap Portfolio	84	14.07	to	15.24	1,229	0.59%	1.00%	to	1.67%	(14.75)%	to	(14.17)%
Fidelity VIP Equity-Income Portfolio	175	20.39	to	20.79	2,746	1.86%	1.00%	to	1.67%	(10.07)%	to	(9.46)%
Fidelity VIP Freedom 2010 Portfolio	33	13.12	to	13.63	448	1.36%	1.35%	to	1.67%	(5.87)%	to	(5.56)%
Fidelity VIP Freedom 2015 Portfolio	30	13.69	to	14.22	407	1.35%	1.15%	to	1.60%	(6.80)%	to	(6.38)%
Fidelity VIP Freedom 2020 Portfolio	45	13.67	to	13.87	590	1.38%	1.15%	to	1.60%	(7.59)%	to	(7.16)%
Fidelity VIP Freedom 2025 Portfolio	112	14.31	to	14.13	1,525	1.48%	1.35%	to	1.60%	(8.28)%	to	(8.04)%
Fidelity VIP Freedom 2030 Portfolio	40	13.38	to	14.23	544	1.12%	1.15%	to	1.67%	(9.60)%	to	(9.12)%
Fidelity VIP Growth Portfolio	133	26.16	to	23.82	2,908	0.04%	1.00%	to	1.67%	(2.10)%	to	(1.43)%
Fidelity VIP High Income Portfolio	49	18.40	to	23.48	786	7.35%	1.00%	to	1.67%	(5.24)%	to	(4.60)%
Fidelity VIP Index 500 Portfolio	1,295	25.13	to	23.23	23,138	1.56%	1.00%	to	1.67%	(6.33)%	to	(5.69)%
Fidelity VIP Investment Grade Bond Portfolio	1,071	13.40	to	17.21	13,976	2.30%	1.00%	to	1.67%	(2.45)%	to	(1.78)%
Fidelity VIP Mid Cap Portfolio	296	32.63	to	37.46	6,108	0.39%	1.00%	to	1.67%	(16.20)%	to	(15.63)%
Fidelity VIP Overseas Portfolio	351	18.12	to	17.41	3,983	1.31%	1.00%	to	1.67%	(16.48)%	to	(15.91)%
Fidelity VIP Target Volatility Portfolio	37	11.40	to	11.64	423	1.57%	1.15%	to	1.55%	(7.46)%	to	(7.08)%
Non-Affiliated Class 1:
Columbia VP – Mid Cap Value Fund	75	14.44	to	15.03	1,113	—%	1.15%	to	1.67%	(14.75)%	to	(14.30)%
Franklin Growth and Income VIP Fund	64	24.70	to	25.14	1,580	2.66%	1.10%	to	1.35%	(5.67)%	to	(5.43)%
Franklin Income VIP Fund	127	24.98	to	25.42	3,175	4.95%	1.10%	to	1.35%	(5.39)%	to	(5.15)%
JP Morgan IT Mid Cap Value	22	29.52	to	31.15	611	0.99%	1.00%	to	1.55%	(13.21)%	to	(12.72)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	4	24.72	to	30.99	119	5.53%	1.10%	to	1.55%	(8.39)%	to	(7.97)%
Morgan Stanley VIF U.S. Real Estate Portfolio	19	31.05	to	34.20	681	2.67%	1.00%	to	1.55%	(9.15)%	to	(8.64)%
Non-Affiliated Class 2:
American Funds I.S. Managed Risk Asset Allocation Fund	157	11.32	to	11.65	1,781	1.34%	1.00%	to	1.55%	(6.38)%	to	(5.85)%
Columbia VP –Small Cap Value Fund	65	22.71	to	23.90	1,492	0.17%	1.15%	to	1.67%	(19.54)%	to	(19.11)%
Franklin Growth and Income VIP Fund	244	21.60	to	25.12	4,591	2.49%	1.00%	to	1.67%	(6.18)%	to	(5.54)%
Franklin Income VIP Fund	883	20.27	to	25.41	13,324	4.84%	1.00%	to	1.67%	(5.91)%	to	(5.27)%
Franklin Large Cap Growth VIP Fund	191	21.59	to	26.36	4,229	—%	1.00%	to	1.67%	(3.12)%	to	(2.46)%
Franklin Mutual Shares VIP Fund	626	19.66	to	23.82	8,736	2.33%	1.00%	to	1.67%	(10.59)%	to	(9.98)%
Franklin Small Cap Value VIP Fund	59	14.82	to	15.76	904	0.88%	1.15%	to	1.67%	(14.34)%	to	(13.88)%
Invesco V.I. American Franchise Fund	10	23.88	to	20.35	238	—%	1.15%	to	1.67%	(5.50)%	to	(5.00)%
Invesco V.I. American Value Fund	369	15.11	to	16.24	5,756	0.21%	1.00%	to	1.67%	(14.33)%	to	(13.74)%

42
-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2018		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
Non-Affiliated Class 2 (continued):
Invesco V.I. Comstock Fund	186	$22.57	to	$27.46	$2,994	1.44%	1.00%	to	1.67%	(13.84)%	to	(13.25)%
Invesco V.I. International Growth Fund	153	10.35	to	10.72	1,607	1.80%	1.15%	to	1.60%	(16.57)%	to	(16.19)%
Invesco V.I. Mid Cap Growth Fund	13	11.50	to	11.63	146	—%	1.15%	to	1.55%	(7.34)%	to	(6.96)%
Templeton Foreign VIP Fund	349	16.91	to	20.27	3,781	2.67%	1.00%	to	1.67%	(16.86)%	to	(16.29)%
Templeton Global Bond VIP Fund	63	9.38	to	9.59	599	—%	1.15%	to	1.55%	0.35%	to	0.76%
Templeton Growth VIP Fund	82	16.98	to	20.46	1,200	2.03%	1.00%	to	1.67%	(16.28)%	to	(15.71)%
Morgan Stanley VIF Emerging Markets Debt Portfolio	59	19.77	to	11.50	843	5.55%	1.15%	to	1.67%	(8.60)%	to	(8.12)%
Morgan Stanley VIF Emerging Markets Equity Portfolio	145	26.64	to	33.80	2,058	0.41%	1.00%	to	1.67%	(18.90)%	to	(18.34)%
Morgan Stanley VIF U.S. Real Estate Portfolio	169	27.60	to	11.79	2,218	2.48%	1.00%	to	1.67%	(9.51)%	to	(8.89)%
Non-Affiliated Class 3:
BlackRock Capital Appreciation V.I. Fund	131	17.89	to	18.75	2,370	—%	1.00%	to	1.60%	0.49%	to	1.10%
BlackRock Global Allocation V.I. Fund	53	11.04	to	11.57	593	0.75%	1.00%	to	1.60%	(9.06)%	to	(8.51)%
BlackRock High Yield V.I. Fund	11	10.69	to	10.81	123	5.26%	1.15%	to	1.55%	(4.41)%	to	(4.02)%
BlackRock Total Return V.I. Fund	17	9.78	to	9.83	163	2.46%	1.35%	to	1.55%	(2.27)%	to	(2.27)%
TOPS® Managed Risk Moderate Growth ETF Portfolio	100	10.42	to	10.66	1,045	1.78%	1.15%	to	1.55%	(8.82)%	to	(8.45)%
Non-Affiliated Class 4:
American Funds I.S. Bond Fund	51	9.75	to	9.85	497	2.23%	1.15%	to	1.55%	(2.43)%	to	(2.03)%
American Funds I.S. Capital Income Builder Fund	158	9.63	to	9.83	1,537	2.73%	1.00%	to	1.55%	(8.69)%	to	(8.32)%
American Funds I.S. Global Growth Fund	122	12.56	to	12.86	1,552	0.53%	1.15%	to	1.60%	(10.70)%	to	(10.29)%
American Funds I.S. Growth Fund	101	15.44	to	15.80	1,576	0.28%	1.15%	to	1.60%	(2.10)%	to	(1.65)%
American Funds I.S. Growth-Income Fund	168	14.31	to	14.64	2,421	1.36%	1.15%	to	1.60%	(3.58)%	to	(3.19)%
American Funds I.S. New World Fund	66	9.84	to	10.04	653	0.75%	1.15%	to	1.55%	(15.59)%	to	(15.24)%
Non-Affiliated Class A:
DWS Small Cap Index VIP Fund	14	27.21	to	28.49	385	0.97%	1.10%	to	1.45%	(12.52)%	to	(12.21)%
Non-Affiliated Class B:
DWS Small Cap Index VIP Fund	69	24.37	to	25.99	1,296	0.68%	1.00%	to	1.67%	(12.91)%	to	(12.31)%
Advisor Class:
PIMCO VIT All Asset Portfolio	123	12.32	to	11.71	1,553	3.09%	1.15%	to	1.67%	(7.03)%	to	(6.54)%
PIMCO VIT International Bond Portfolio (US Dollar Hedged)	2	10.41	to	10.53	18	1.31%	1.15%	to	1.55%	0.43%	to	0.43%
PIMCO VIT CommodityRealReturn® Strategy Portfolio	345	3.56	to	4.96	1,263	1.97%	1.15%	to	1.67%	(15.64)%	to	(15.19)%
PIMCO VIT Long-Term U.S. Government Portfolio	18	10.14	to	10.41	185	2.30%	1.15%	to	1.60%	(4.05)%	to	(3.61)%
PIMCO VIT Low Duration Portfolio	165	10.77	to	11.58	1,807	1.81%	1.00%	to	1.67%	(1.45)%	to	(0.77)%
PIMCO VIT Real Return Portfolio	112	11.24	to	10.23	1,282	2.37%	1.15%	to	1.67%	(3.95)%	to	(3.44)%
PIMCO VIT Total Return Portfolio	1,476	12.88	to	13.84	19,600	2.43%	1.00%	to	1.67%	(2.31)%	to	(1.64)%
Investor Class:
Guggenheim VT Global Managed Futures Strategy Fund	39	5.76	to	6.17	231	—%	1.00%	to	1.67%	(10.55)%	to	(9.94)%
Guggenheim VT Multi-Hedge Strategies Fund	46	8.05	to	8.66	385	—%	1.00%	to	1.67%	(6.67)%	to	(6.03)%
Guggenheim VT Long Short Equity Fund	8	9.27	to	9.97	81	—%	1.00%	to	1.67%	(14.40)%	to	(13.81)%
ETF Shares:
iShares® Core S&P 500 ETF	388	47.82	to	51.03	18,855	1.85%	1.75%	to	2.75%	(7.11)%	to	(6.15)%
iShares® Core S&P Mid-Cap ETF	122	43.01	to	44.51	5,341	1.47%	1.75%	to	2.75%	(13.63)%	to	(12.73)%
iShares® Core S&P Small-Cap ETF	59	46.61	to	48.32	2,802	1.32%	1.75%	to	2.75%	(11.02)%	to	(10.10)%
iShares® Core U.S. Aggregate Bond ETF	26	23.84	to	26.97	620	2.72%	1.75%	to	2.75%	(2.67)%	to	(1.66)%
iShares® iBoxx $ High Yield Corporate Bond ETF	4	28.60	to	30.42	124	5.18%	1.90%	to	2.75%	(4.71)%	to	(3.87)%
iShares® Intermediate-Term Corporate Bond ETF	26	24.59	to	26.15	653	3.33%	1.90%	to	2.75%	(3.48)%	to	(2.63)%
iShares® International Treasury Bond ETF	119	21.74	to	23.37	2,635	0.30%	1.75%	to	2.75%	(5.29)%	to	(4.31)%
iShares® S&P 500 Growth ETF	41	51.20	to	56.17	2,157	1.16%	1.75%	to	2.75%	(2.95)%	to	(1.95)%
iShares® S&P 500 Value ETF	10	43.12	to	45.86	448	2.48%	1.90%	to	2.75%	(11.70)%	to	(10.92)%
iShares® TIPS Bond ETF	5	21.54	to	22.91	108	2.71%	1.90%	to	2.75%	(4.15)%	to	(3.31)%

43
-*Less than 500.

Separate Account I
of
National Integrity Life Insurance Company
Notes to Financial Statements (continued)

5. Financial Highlights (continued)

For Year Ended 2018		Unit			Net	Investment	Expense			Total
	Units	Value			Assets	Income	Ratio			Return
Subaccount	(000s)	Range			(000s)	Ratio (**)	Range (***)			Range (****)
ETF Shares (continued):
Vanguard® Developed Markets Index Fund, ETF Shares	87	$30.20	to	$28.70	$2,651	2.85%	1.75%	to	2.75%	(17.11)%	to	(16.25)%
Vanguard® Dividend Appreciation Index Fund, ETF Shares	23	43.30	to	46.05	995	1.88%	1.90%	to	2.75%	(4.78)%	to	(3.94)%
Vanguard® Emerging Markets Stock Index Fund, ETF Shares	11	23.66	to	21.70	260	2.52%	1.75%	to	2.75%	(17.11)%	to	(16.25)%
Vanguard® Intermediate-Term Corporate Bond Index Fund, ETF Shares	2	28.52	to	30.46	63	3.45%	1.75%	to	1.90%	(3.61)%	to	(3.46)%
Vanguard® Large-Cap Index Fund, ETF Shares	13	47.65	to	50.67	606	1.84%	1.90%	to	2.75%	(7.09)%	to	(6.27)%
Vanguard® Mega Cap Index Fund, ETF Shares	2	48.58	to	51.98	123	1.93%	1.75%	to	2.75%	(6.12)%	to	(5.15)%
Vanguard® Real Estate Index Fund, ETF Shares	7	37.32	to	39.69	252	4.38%	1.90%	to	2.75%	(8.62)%	to	(7.82)%
Vanguard® Short-Term Bond Index Fund, ETF Shares	1	22.37	to	23.71	18	1.94%	1.90%	to	2.75%	(1.45)%	to	(0.59)%
Vanguard® Total Bond Market Index Fund, ETF Shares	821	23.76	to	26.96	19,849	2.78%	1.75%	to	2.75%	(2.87)%	to	(1.87)%

44
-*Less than 500.

STATUTORY-BASIS FINANCIAL STATEMENTS

National Integrity Life Insurance Company
Years Ended December 31, 2022, 2021 and 2020
With Report of Independent Auditors

National Integrity Life Insurance Company

Statutory-Basis Financial Statements and Supplementary Information

Years Ended December 31, 2022, 2021 and 2020

Report of Independent Auditors

The Board of Directors
National Integrity Life Insurance Company
Opinion
We have audited the statutory-basis financial statements of National Integrity Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2021, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for the three years ended December 31, 2021, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for the three years ended December 31, 2021.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York Department of Financial Services, Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the
1

United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
2

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young, LLP

April 18, 2022

3

National Integrity Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2022	2021
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$3,346,348	$2,760,480
Preferred and common stocks	20,164	20,152
Mortgage loans	237,106	229,816
Policy loans	52,173	49,409
Cash, cash equivalents and short-term investments	37,529	30,368
Receivable for securities	596	1,266
Other invested assets	94,558	108,802
Total cash and invested assets	3,788,474	3,200,293

Investment income due and accrued	29,109	24,864
Current federal income taxes recoverable	2,341	—
Net deferred income tax asset	21,043	13,817
Receivables from parent, subsidiaries and affiliates	523	—
Other admitted assets	821	1,599
Separate account assets	1,388,012	1,339,701
Total admitted assets	$5,230,323	$4,580,274

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$3,185,099	$2,625,478
Accident and health reserves	4	2
Liability for deposit-type contracts	165,718	128,667
Policy and contract claims	1,345	1,108
Total policy and contract liabilities	3,352,166	2,755,255

General expense due and accrued	38	42
Current federal income taxes payable	—	9,186
Transfer to (from) separate accounts due and accrued, net	4,897	(17,089)
Asset valuation reserve	50,592	49,767
Interest maintenance reserve	—	9,118
Other liabilities	75,436	7,977
Separate account liabilities	1,388,012	1,339,701
Total liabilities	4,871,141	4,153,957

Capital and surplus:
Common stock, $10 par value, authorized 200 shares, issued and outstanding 200 shares	2,000	2,000
Paid-in surplus	312,228	312,228
Accumulated surplus	44,954	112,089
Total capital and surplus	359,182	426,317
Total liabilities and capital and surplus	$5,230,323	$4,580,274
See accompanying notes.
4

National Integrity Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2022	2021	2020
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$934,357	$359,341	$179,712
Net investment income	139,355	114,981	114,273
Considerations for supplementary contracts with life contingencies	10,740	8,065	5,097
Amortization of the interest maintenance reserve	3,256	3,838	820
Fees from management of separate accounts	8,127	7,636	6,904
Other revenues	1,399	1,254	982
Total premiums and other revenues	1,097,234	495,115	307,788

Benefits paid or provided:
Death benefits	6,620	6,720	9,838
Annuity benefits	135,158	127,456	120,338
Surrender benefits	274,149	254,990	229,687
Payments on supplementary contracts with life contingencies	10,610	10,275	9,915
Increase (decrease) in policy reserves and other policyholders’ funds	563,493	157,628	82,661
Total benefits paid or provided	990,030	557,069	452,439

Insurance expenses and other deductions:
Commissions	25,218	11,426	8,953
General expenses	15,881	13,057	14,770
Net transfers to (from) separate accounts	111,477	(182,616)	(144,233)
Other deductions	713	807	685
Total insurance expenses and other deductions	153,289	(157,326)	(119,825)

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	(46,085)	95,372	(24,826)
Federal income tax expense (benefit), excluding tax on capital gains	9,110	10,620	7,412
Gain (loss) from operations before net realized capital gains (losses)	(55,195)	84,752	(32,238)
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(1,784)	1,188	(10,122)
Net income (loss)	$(56,979)	$85,940	$(42,360)
See accompanying notes.

5

National Integrity Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2020	$2,000	$312,228	$62,911	$377,139
Net income (loss)	—	—	(42,360)	(42,360)
Change in net deferred income tax	—	—	14,684	14,684
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $630)	—	—	2,380	2,380
Net change in nonadmitted assets and related items	—	—	(8,680)	(8,680)
Change in asset valuation reserve	—	—	524	524
Change in surplus in separate accounts	—	—	(11)	(11)
Balance, December 31, 2020	2,000	312,228	29,448	343,676
Net income (loss)	—	—	85,940	85,940
Change in net deferred income tax	—	—	(7,552)	(7,552)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $697)	—	—	2,619	2,619
Net change in nonadmitted assets and related items	—	—	10,748	10,748
Change in asset valuation reserve	—	—	(9,119)	(9,119)
Change in surplus in separate accounts	—	—	5	5
Balance, December 31, 2021	2,000	312,228	112,089	426,317
Net income (loss)	—	—	(56,979)	(56,979)
Change in net deferred income tax	—	—	21,766	21,766
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($1,905))	—	—	(7,174)	(7,174)
Net change in nonadmitted assets and related items	—	—	(23,930)	(23,930)
Change in asset valuation reserve	—	—	(825)	(825)
Change in surplus in separate accounts	—	—	7	7
Balance, December 31, 2022	$2,000	$312,228	$44,954	$359,182
See accompanying notes.
6

National Integrity Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2022	2021	2020
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$945,097	$367,407	$184,809
Net investment income received	139,943	120,224	118,484
Benefits paid	(429,955)	(400,997)	(371,957)
Net transfers from (to) separate accounts	(94,782)	183,485	148,424
Commissions and expense paid	(41,650)	(24,785)	(24,286)
Federal income taxes recovered (paid)	(19,678)	(8,358)	(6,382)
Other, net	9,526	8,890	7,886
Net cash from (for) operations	508,501	245,866	56,978

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	602,488	516,760	704,490
Preferred and common stocks	5,982	4,783	1,711
Mortgage loans	17,088	57,544	6,874
Other invested assets	8,287	10,045	6,592
Net gains (losses) on cash, cash equivalents and short-term investments	—	1	—
Miscellaneous proceeds	14,699	52,660	1,083
Net proceeds from investments sold, matured or repaid	648,544	641,793	720,750

Cost of investments acquired:
Debt securities	(1,206,125)	(733,339)	(761,430)
Preferred and common stocks	(5,444)	(3,385)	(2,159)
Mortgage loans	(24,378)	(87,151)	(33,301)
Other invested assets	(1,283)	(4,261)	(5,490)
Miscellaneous applications	—	—	(11,838)
Total cost of investments acquired	(1,237,230)	(828,136)	(814,218)

Net change in policy and other loans	(2,764)	(1,387)	2,461
Net cash from (for) investments	(591,450)	(187,730)	(91,007)

Financing and miscellaneous activities
Net deposits on deposit-type contract funds and other insurance liabilities	37,051	21	(26,786)
Other cash provided (applied)	53,059	(52,417)	10,948
Net cash from (for) financing and miscellaneous sources	90,110	(52,396)	(15,838)

Net change in cash, cash equivalents and short-term investments	7,161	5,740	(49,867)
Cash, cash equivalents and short-term investments:
Beginning of year	30,368	24,628	74,495
End of year	$37,529	$30,368	$24,628
See accompanying notes.

7

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

1. Nature of Operations and Significant Accounting Policies
National Integrity Life Insurance Company (the Company) is a wholly-owned subsidiary of Integrity Life Insurance Company (Integrity), which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern). The Company, domiciled in the state of New York and currently licensed in eight states and the District of Columbia, specializes in the asset accumulation business with particular emphasis on retirement savings and investment products. The Company also offers interest-sensitive life insurance products. For the year ended December 31, 2022, approximately 98.2% of the gross premiums and annuity considerations for the Company were derived from New York. Fort Washington Investment Advisors, Inc. (Fort Washington), a registered investment adviser, is a nonlife insurance subsidiary of Western and Southern and is the investment manager for the Company.
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services, Division of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of New York. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
8

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;
•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
9

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the the statements of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally a portion of deferred tax assets), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
10

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.
11

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $174.2 million and $121.1 million as of December 31, 2022 and 2021, respectively. These assets are primarily collateral pledged to the Federal Home Loan Bank (FHLB). These restricted assets are discussed in more detail in their relevant section.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks, other than FHLB stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2022 and 2021, the Company owned $8.5 million and $9.5 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these
12

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
Policy Reserves
Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

13

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula as prescribed by the NAIC. Tabular interest on funds not involving life contingencies was derived from basic data.
Variable annuities are reserved under VM-21 and are based on principle-based policyholder and asset assumptions with margins and floored at cash values and additional prescribed NY Regulation 213 methods and assumptions.
Contracts issued that do not incorporate mortality or morbidity risk, such as guaranteed interest contracts, are accounted for as deposit-type contracts. Amounts received as payments and amounts withdrawn on deposit-type contracts are recorded directly to the liability for deposit-type contracts.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2022, and December 31, 2021, the Company had no securities on loan in the general and separate account, respectively. The Company has the ability to loan various debt securities, preferred stocks, and common stocks as part of a lending program administered by Deutsche Bank. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the
14

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

loaned security. At December 31, 2022 and 2021, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is managed by Deutsche Bank, an unaffiliated agent. At December 31, 2022 and 2021, total collateral, which approximated $0.0 million and $0.0 million, respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2022, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2022 and 2021, the fair value of the total collateral in the general account was $0.0 million and $0.0 million. The fair value of the total collateral in the separate account was $0.0 million and $0.0 million at December 31, 2022 and 2021, respectively, which was all managed by an unaffiliated agent.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for nonguaranteed variable annuity contracts and guaranteed market value adjustment annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. These separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.
Federal Income Taxes
Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. The Company will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
15

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The Company includes interest and penalties in the federal income tax line on the statements of operations.
Accounting Changes
The Company did not have any material accounting changes in 2022, 2021, or 2020.
Risks and Uncertainties
The Company is exposed to risk associated with the ongoing outbreak of coronavirus (“COVID-19”) and is actively monitoring developments through governmental briefings and the relevant health authorities. The effects of the outbreak on the Company are uncertain and difficult to predict, as the situation continues to evolve. Risks include (but are not limited to) the disruption of business operations due to changing work environments for employees, agents and distributors, and business partners; potential economic hardship of policyholders and issuers of investments held by the Company; and disruptions of product marketing and sales efforts. The Company has business continuity plans in place to mitigate the risks posed to business operations by disruptive incidents such as these.
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 17, 2023.
Note 4 describes events that occurred subsequent to the December 31, 2022, financial statement date; the Company purchased equity securities from Western and Southern.

16

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$2,239	$93	$(186)	$2,146
Debt securities issued by states of the U.S. and political subdivisions of the states	948	38	—	986
Non-U.S. government securities	55,823	90	(11,269)	44,644
Corporate securities	1,863,417	9,045	(213,328)	1,659,134
Commercial mortgage-backed securities	481,364	579	(21,468)	460,475
Residential mortgage-backed securities	263,501	929	(30,787)	233,643
Asset-backed securities	679,056	835	(44,642)	635,249
Total	$3,346,348	$11,609	$(321,680)	$3,036,277

At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$1,997	$355	$(7)	$2,345
Debt securities issued by states of the U.S. and political subdivisions of the states	946	358	—	1,304
Non-U.S. government securities	76,046	2,230	(406)	77,870
Corporate securities	1,895,832	128,253	(5,500)	2,018,585
Commercial mortgage-backed securities	174,803	3,338	(675)	177,466
Residential mortgage-backed securities	215,536	6,584	(1,759)	220,361
Asset-backed securities	395,320	9,215	(1,123)	403,412
Total	$2,760,480	$150,333	$(9,470)	$2,901,343

At December 31, 2022 and 2021, the Company held unrated or below-investment-grade corporate debt securities with a book/adjusted carrying value of $198.3 million and $189.5 million, respectively, and an aggregate fair value of $176.3 million and $197.7 million, respectively. As of December 31, 2022 and 2021, such holdings amount to 5.9% and 6.9%, respectively, of the Company’s investment in debt securities and 3.8% and 4.1%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.
17

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of preferred and common stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
Preferred stocks	$1,413	$—	$(384)	$1,029

Common stocks, unaffiliated	$17,534	$2,255	$(654)	$19,135

At December 31, 2021:
Preferred stocks	$1,413	$41	$—	$1,454

Common stocks, unaffiliated	$18,524	$178	$(4)	$18,698
18

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months

	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(162)	$1,029	$(24)	$215
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	(9,317)	35,644	(1,952)	7,713
Corporate securities	(156,755)	1,310,971	(56,573)	220,640
Commercial mortgage-backed securities(1)	(17,873)	333,865	(3,595)	20,711
Residential mortgage-backed securities(1)	(14,495)	143,045	(16,292)	78,915
Asset-backed securities(1)	(34,245)	466,519	(10,397)	117,301
Total	$(232,847)	$2,291,073	$(88,833)	$445,495

Preferred stocks	$(384)	$1,029	$—	$—
Common stocks, unaffiliated	$(654)	$5,709	$—	$—

(1) Amounts relate to securities subject to SSAP 43R.
19

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months

	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(7)	$232	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	(406)	11,488	—	—
Corporate securities	(5,359)	333,228	(141)	6,867
Commercial mortgage-backed securities(1)	(675)	33,543	—	103
Residential mortgage-backed securities(1)	(1,381)	89,715	(378)	10,764
Asset-backed securities(1)	(1,123)	148,092	—	—
Total	$(8,951)	$616,298	$(519)	$17,734

Preferred stocks	$—	$—	$—	$—
Common stocks, unaffiliated	$(4)	$8	$—	$—

(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2022 and 2021, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities and residential mortgage-backed securities. The aggregated unrealized loss is approximately 10.5% and 1.5% of the carrying value of securities considered temporarily impaired at December 31, 2022 and 2021, respectively. At December 31, 2022, there were a total of 827 securities held that are considered temporarily impaired, of which 103 have been impaired for 12 months or longer. At December 31, 2021, there were a total of 150 securities held that are considered temporarily impaired, of which 12 have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $0.7 million, $2.2 million, and $10.1 million for the years ended December 31, 2022, 2021 and 2020, respectively.
20

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The following is a list of each loan-backed security held at December 31, 2022, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2022, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/ Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2022:

059469-AF-3	$113	$109	$4	$109	$99	6/30/2022
225470-M6-7	169	165	4	165	161	6/30/2022
61749W-AK-3	111	109	2	109	109	6/30/2022
576434-RW-6	369	357	12	357	339	9/30/2022
02660T-ER-0	11	10	1	10	10	12/31/2022
12628K-AF-9	599	585	14	585	564	12/31/2022
Total	XXX	XXX	$37	XXX	XXX	XXX
The Company had no OTTI on loan-backed securities for the year ended December 31, 2022, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
21

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2022, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$31,235	$31,085
After one through five	519,113	490,398
After five through ten	803,900	709,240
After ten	568,179	476,187
Mortgage-backed securities/asset-backed securities	1,423,921	1,329,367
Total	$3,346,348	$3,036,277
The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
Proceeds from the sales of investments in debt securities during 2022, 2021 and 2020 were $300.2 million, $119.2 million, and $312.9 million; gross gains of $1.4 million, $3.4 million, and $12.5 million and gross losses of $9.9 million, $1.1 million, and $1.8 million were realized on these sales in 2022, 2021, and 2020, respectively.
Proceeds from the sales of investments in equity securities during 2022, 2021 and 2020 were $5.0 million, $4.4 million, and $1.7 million; gross gains of $0.1 million, $1.8 million, and $0.1 million and gross losses of $0.5 million, $0.2 million, and $0.0 million were realized on these sales in 2022, 2021 and 2020, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2022	2021	2020
	(In Thousands)

Realized capital gains (losses)	$(10,543)	$5,511	$2,251
Less amount transferred to (from) IMR (net of related taxes (benefits) of $(2,073) in 2022, $711 in 2021, and $2,600 in 2020)	(7,799)	2,675	9,783
Less federal income tax expense (benefit) of realized capital gains (losses)	(960)	1,648	2,590
Net realized capital gains (losses)	$(1,784)	$1,188	$(10,122)
22

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Net investment income was generated from the following for the years ended December 31:

	2022	2021	2020
	(In Thousands)

Debt securities	$121,232	$101,000	$102,788
Equity securities	2,027	811	850
Mortgage loans	10,247	9,224	8,125
Policy loans	3,031	2,963	2,644
Cash, cash equivalents and short-term investments	810	25	185
Other invested assets	3,907	3,147	2,151
Other	367	39	(92)
Gross investment income	141,621	117,209	116,651
Investment expenses	2,266	2,228	2,378
Net investment income	$139,355	$114,981	$114,273
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2022, 44.9% of such mortgages, or $106.6 million, involved properties located in Ohio and California. Such investments consist primarily of first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $25.0 million. During 2022, the respective minimum and maximum lending rates for mortgage loans issued were 3.25% and 3.25%. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2022, the Company did not reduce interest rates on any outstanding mortgages.
23

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include municipal bonds, preferred stock, NAIC 6 industrial and miscellaneous bonds, and surplus notes, including those which are part of the Company's separate account assets. The Company determined fair value through the use of third-party pricing services utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company's Level 3 assets and liabilities include common stock being priced by utilizing broker quotes.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Common stock utilizing NAV consists of an investment in a business development corporation as defined by the Investment Company Act of 1940. The investment can be sold or transferred with prior consent from the corporation. The NAV for this investment is $14.89. The Company does not intend to sell any investments utilizing NAV.
24

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of equity securities included in Level 3 has been determined by utilizing broker quotes.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
25

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Other Invested Assets
Other invested assets primarily include surplus debentures for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts primarily include debt securities, equity securities, mutual funds, surplus notes, and mortgage loans. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.
Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.
26

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2022
Assets:
Bonds, industrial & misc.	$23	$—	$23	$—	$—
Preferred stock	1,029	—	1,029	—	—
Common stocks, unaffiliated	10,613	3,830	—	4,876	1,907
Separate account assets*	363,696	317,742	45,954	—	—
Total assets	$375,361	$321,572	$47,006	$4,876	$1,907

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2021
Assets:
Preferred stock	$1,454	$—	$1,454	$—	$—
Common stocks, unaffiliated	9,186	7,265	—	—	1,921
Separate account assets*	449,517	414,369	35,148	—	—
Total assets	$460,157	$421,634	$36,602	$—	$1,921

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2022 and 2021.
27

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022, is as follows:

	Beginning Asset/(Liability) as of January 1, 2022	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3*	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2022
		Net Income	Surplus
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$2,090	$—	$2,786	$—	$4,876
* Transfers into Level 3 are due to changes in price source.

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2022
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$3,346,348	$3,036,277	$2,147	$3,018,540	$15,590	$—
Common stock, unaffiliated**	19,135	19,135	12,352	—	4,876	1,907
Preferred stock	1,029	1,029	—	1,029	—	—
Mortgage loans	237,106	219,312	—	—	219,312	—
Cash, cash equivalents and short-term investments	37,529	37,530	37,530	—	—	—
Other invested assets, surplus notes	3,095	3,080	—	3,080	—	—
Securities lending reinvested collateral assets	—	—	—	—	—	—
Separate account assets	1,388,012	1,336,171	332,475	966,696	37,000	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,272,261)	$(2,152,885)	$—	$—	$(2,152,885)	$—
Securities lending liability	—	—	—	—	—	—
Separate account liabilities*	(1,031,741)	(1,000,440)	—	—	(1,000,440)	—

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.
28

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	December 31, 2021
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$2,760,480	$2,901,343	$2,345	$2,898,905	$93	$—
Common stock, unaffiliated**	18,698	18,698	16,777	—	—	1,921
Preferred stock	1,454	1,454	—	1,454	—	—
Mortgage loans	229,816	239,753	—	—	239,753	—
Cash, cash equivalents and short-term investments	30,368	30,368	30,368	—	—	—
Other invested assets, surplus notes	3,097	3,841	—	3,841	—	—
Securities lending reinvested collateral assets	—	—	—	—	—	—
Separate account assets	1,339,701	1,400,810	425,780	932,607	42,423	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(1,792,396)	$(1,888,668)	$—	$—	$(1,888,668)	$—
Securities lending liability	—	—	—	—	—	—
Separate account liabilities*	(878,857)	(951,514)	—	—	(951,514)	—

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.
29

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

4. Related-Party Transactions
At December 31, 2022 and 2021, the Company had $59.9 million and $70.4 million respectively, invested in various private debt funds managed by Fort Washington.
In February and March 2023, the Company purchased equity securities from Western and Southern for $50.0 million and $30.0 million in cash, respectively, which was referenced in Note 1, Subsequent Events.
The Company had $0.5 million and $0.0 million receivable from parent, subsidiaries and affiliates as of December 31, 2022 and 2021, respectively. The Company had $2.8 million and $1.9 million payable to parent, subsidiaries and affiliates as of December 31, 2022 and 2021, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.

5. Reinsurance
Certain premiums and benefits are ceded to other insurance companies under various reinsurance agreements. The ceded insurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2022	2021	2020
	(In Thousands)

Direct premiums	$936,163	$360,949	$181,073
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(1,806)	(1,608)	(1,361)
Net premiums	$934,357	$359,341	$179,712
30

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2022	2021	2020
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	1,396	1,394	711
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	1,979	1,653	1,464
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	22	221	98
In 2022, 2021 and 2020, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2022, the Company has no reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2022, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2022, if all reinsurance agreements were cancelled.

6. Federal Income Taxes
The Company is included in the consolidated federal income tax return of Western and Southern. The Company had a receivable (payable) from (to) Western and Southern in the amount of $2.3 million and $(9.2) million at December 31, 2022 and 2021, respectively. The tax years 2014 through 2021 remain subject to examination by major tax jurisdictions.
31

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2022; in the event of future capital losses is $0.0 million, $2.5 million, and $4.9 million from 2022, 2021 and 2020, respectively.
The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2022
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$55,310	$4,229	$59,539
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	55,310	4,229	59,539
(d)	Deferred tax assets nonadmitted	34,393	1	34,394
(e)	Subtotal net admitted deferred tax assets (c - d)	20,917	4,228	25,145
(f)	Deferred tax liabilities	2,875	1,227	4,102
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$18,042	$3,001	$21,043

		12/31/2021
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$31,536	$4,532	$36,068
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	31,536	4,532	36,068
(d)	Deferred tax assets nonadmitted	17,947	—	17,947
(e)	Subtotal net admitted deferred tax assets (c - d)	13,589	4,532	18,121
(f)	Deferred tax liabilities	3,604	700	4,304
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$9,985	$3,832	$13,817
32

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$23,774	$(303)	$23,471
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	23,774	(303)	23,471
(d)	Deferred tax assets nonadmitted	16,446	1	16,447
(e)	Subtotal net admitted deferred tax assets (c - d)	7,328	(304)	7,024
(f)	Deferred tax liabilities	(729)	527	(202)
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$8,057	$(831)	$7,226

		12/31/2022
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$4,203	$4,203
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	16,840	—	16,840
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	16,840	—	16,840
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	61,395
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	4,077	25	4,102
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$20,917	$4,228	$25,145
33

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		12/31/2021
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$4,511	$4,511
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	9,306	—	9,306
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	9,306	—	9,306
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	53,944
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	4,283	21	4,304
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$13,589	$4,532	$18,121

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss	$—	$(308)	$(308)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	7,534	—	7,534
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	7,534	—	7,534
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	7,451
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	(206)	4	(202)
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$7,328	$(304)	$7,024

34

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		2022	2021

(a)	Ratio percentage used to determine recovery period and threshold limitation amount	681%	935%

		12/31/2022
		(1)	(2)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$55,309	$4,228
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	7.06%
(c)	Net admitted adjusted gross DTAs amount	$20,917	$4,228
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	16.71%

		12/31/2021
		(3)	(4)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$31,536	$4,532
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	12.51%
(c)	Net admitted adjusted gross DTAs amount	$13,589	$4,532
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	24.90%

		Change
		(5)	(6)
		(Col 1-3)	(Col 2-4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$23,773	$(304)
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	(5.45)%
(c)	Net admitted adjusted gross DTAs amount	$7,328	$(304)
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	—%	(8.19)%
The Company's tax planning strategies do not include the use of reinsurance.

35

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Current income taxes incurred consist of the following major components:

			12/31/2022	12/31/2021	12/31/2020
(1)	Current income tax		(In Thousands)
	(a)	Federal	$9,110	$10,620	$7,412
	(b)	Foreign	—	—	—
	(c)	Subtotal	9,110	10,620	7,412
	(d)	Federal income tax on net capital gains	(960)	1,648	2,590
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$8,150	$12,268	$10,002

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2022	12/31/2021	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	47,488	26,770	20,718
		(4) Investments	1,239	33	1,206
		(5) Deferred acquisition costs	6,560	4,726	1,834
		(6) Policyholder dividends accrual	—	—	—
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	—	—	—
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	7	7	—
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	16	—	16
		(99) Subtotal	55,310	31,536	23,774
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	34,393	17,947	16,446
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	20,917	13,589	7,328
	(e)	Capital
		(1) Investments	4,228	4,532	(304)
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	4,228	4,532	(304)
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	4,228	4,532	(304)
	(i)	Admitted deferred tax assets (2d + 2h)	$25,145	$18,121	$7,024
36

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2022	12/31/2021	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$2,622	$3,266	$(644)
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	—	—	—
		(4) Policyholder reserves	253	337	(84)
		(5) Other	1	1	—
		(99) Subtotal	2,876	3,604	(728)
	(b)	Capital
		(1) Investments	1,226	700	526
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	1,226	700	526
	(c)	Deferred tax liabilities (3a99 + 3b99)	$4,102	$4,304	$(202)

(4)	Net deferred tax assets/liabilities (2i - 3c)		$21,043	$13,817	$7,226
Among the more significant book-to-tax adjustments were the following:

	12/31/2022	Effective Tax Rate	12/31/2021	Effective Tax Rate	12/31/2020	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)
Provision computed at statutory rate	$(10,254)	21.00%	$21,186	21.00%	$(6,795)	21.00%
Dividends received deduction	(396)	0.81	(307)	(0.30)	(353)	1.09
Tax credits	—	—	(29)	(0.03)	(46)	0.14
IMR adjustments	(1,287)	2.64	(1,006)	(1.00)	2,556	(7.90)
Other	(1,679)	3.44	(24)	(0.02)	(44)	0.14
Total statutory income taxes	$(13,616)	27.89%	$19,820	19.65%	$(4,682)	14.47%

Federal taxes incurred	$8,150	(16.69)%	$12,268	12.16%	$10,002	(30.91)%
Change in net deferred income taxes	(21,766)	44.58	7,552	7.49	(14,684)	45.38
Total statutory income taxes	$(13,616)	27.89%	$19,820	19.65%	$(4,682)	14.47%
At December 31, 2022, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
The Inflation Reduction Act (the “IRA”) was enacted during the reporting period on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and does not expect to be liable for the CAMT in 2023.

37

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2022 and 2021, the Company exceeded the minimum risk-based capital.
The ability of the Company to pay dividends is limited by state insurance laws. Under New York insurance laws, the Company may pay dividends, without the approval of the New York Insurance Superintendent, provided those dividends do not exceed (when added to the other dividends paid in the preceding 12 months) the lesser of (i) 10% of the Company's surplus as of the prior December 31, or (ii) the Company's net gain from operations for the immediately preceding calendar year, not including realized capital gains. Dividends are noncumulative. Based on these limitations, the Company is unable to pay dividends in 2023 without seeking prior regulatory approval due to having a net loss from operations for the year ended December 31, 2022.

8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2022, the Company does not have any material lease agreements for office space or equipment.
At December 31, 2022 the Company has future commitments to provide additional capital contributions of $7.7 million to investments in joint ventures, limited partnerships and limited liability companies. Additionally, the Company has commitments to fund $11.0 million of commercial mortgage loans.
38

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2022, the Company’s general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$808,806	$1,031,741	$—	$1,840,547	44.8%
At book value less current surrender charge of 5% or more	13,093	—	—	13,093	0.3
At fair value	—	—	306,346	306,346	7.5
Total with adjustment or at fair value	821,899	1,031,741	306,346	2,159,986	52.6
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	1,288,664	—	—	1,288,664	31.3
Not subject to discretionary withdrawal	662,196	—	—	662,196	16.1
Total individual annuity reserves (before reinsurance)	2,772,759	1,031,741	306,346	4,110,846	100.0%
Reinsurance ceded	—	—	—	—
Net individual annuity reserves	$2,772,759	$1,031,741	$306,346	$4,110,846
Amount subject to greater than a 5% surrender charge that will be subject to minimal or no surrender charge after the statement date	$9,093	$—	$—	$9,093

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$20,170	$—	$—	$20,170	100.0%
Total group annuity reserves (before reinsurance)	20,170	—	—	20,170	100.0%
Reinsurance ceded	—	—	—	—
Net group annuity reserves	$20,170	$—	$—	$20,170

39

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$92,568	$—	$—	$92,568	55.9%
Not subject to discretionary withdrawal	73,151	—	—	73,151	44.1
Total deposit-type contract liability (before reinsurance)	165,719	—	—	165,719	100.0%
Reinsurance ceded	—	—	—	—
Total deposit-type contract liability	$165,719	$—	$—	$165,719
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

40

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

At December 31, 2022, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	78,620	78,620	78,724	—	—	—
Universal life with secondary guarantees	151,820	171,859	194,799	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	169	177	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	54,495	54,495	54,495
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	—	XXX	XXX	—
Disability - disabled lives	XXX	XXX	—	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	120,000	XXX	XXX	—
Total life reserves (before reinsurance)	230,440	250,648	393,700	54,495	54,495	54,495
Reinsurance Ceded	—	—	1,530	—	—	—
Net life reserves	$230,440	$250,648	$392,170	$54,495	$54,495	$54,495
41

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Federal Home Loan Bank
The Company is a member of the FHLB of Cincinnati. Through its membership, the Company has the ability to conduct business activity (borrowings) with the FHLB. The Company’s strategy is to utilize FHLB funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $125.0 million. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts.

	December 31
	2022	2021
	(In Thousands)
Membership stock - Class A (not eligible for redemption)	$3,664	$4,481
Membership stock - Class B	—	—
Activity stock	3,285	1,980
Excess stock	1,573	3,051
Aggregate total	$8,522	$9,512
Actual or estimated borrowing capacity as determined by the insurer	$125,000	$75,000

Collateral Pledged to FHLB – General Account:

	2022				2021
	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral
	(In Thousands)
Total as of reporting date	$156,291	$165,433	$73,000	XXX	$117,335	$111,303	$44,000	XXX
Maximum during reporting period	$175,829	$176,747	XXX	$73,000	$119,587	$113,014	XXX	$49,000

Borrowing from FHLB - General Account:

	2022			2021
	At Reporting Date	Reserves Established at Reporting Date	Maximum Amount During Period	At Reporting Date	Reserves Established at Reporting Date
	(In Thousands)
Funding agreements	$73,000	$73,151	$74,000	$44,000	$44,009
Debt	—	XXX	—	—	XXX
Aggregate total	$73,000	$73,151	$74,000	$44,000	$44,009
The Company does not have any prepayment obligations under these FHLB borrowing arrangements.
42

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

10. Separate Accounts
The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments. The guaranteed rate options are sold in fixed annuity products and as investment options within the Company’s variable annuity products. These guaranteed rate options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity products offered provide a death benefit equal to the account value. The fixed investment options within the Company’s variable annuity products provide the death benefits listed below for variable annuities.
The Company’s nonguaranteed separate accounts consist of subaccounts available through variable annuities and group variable universal life insurance. The net investment experience of each subaccount is credited directly to the policyholder and can be positive or negative. The variable annuities include guaranteed minimum death benefits that vary by product and include optional death benefits available on some products. The death benefits offered by the Company include the following: account value, return of premium paid, a death benefit that is adjusted after seven years to the current account value, and a death benefit that is adjusted annually to the current account value. Some variable annuities also provide living benefits, which include guaranteed accumulation amounts on a date certain, guaranteed minimum withdrawal amounts and guaranteed minimum lifetime withdrawal amounts. The death benefit under the group variable universal life insurance policies may vary with the investment performance of the underlying investments in the separate accounts.
To compensate the general account for risk taken, the separate accounts paid risk charges of $1.0 million, $1.2 million, $1.2 million, $1.2 million and $1.4 million in 2022, 2021, 2020, 2019, and 2018, respectively. The Company’s general account paid $0.1 million, $0.1 million, $0.1 million, $0.0 million and $0.2 million towards separate account guarantees in 2022, 2021, 2020, 2019, and 2018, respectively.
43

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2022, is as follows:

	Separate Accounts With Guarantees
	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
	(In Thousands)

Premiums, considerations or deposits	$252,463	$75	$6,230	$258,768

Reserves for separate accounts with assets at:
Fair value	$—	$—	$360,841	$360,841
Amortized cost	1,031,436	305	—	1,031,741
Total reserves	$1,031,436	$305	$360,841	$1,392,582

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$1,031,436	$305	$—	$1,031,741
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—	—
At fair value	—	—	360,841	360,841
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—
Subtotal	1,031,436	305	360,841	1,392,582
Not subject to discretionary withdrawal	—	—	—	—
Total separate accounts reserves	$1,031,436	$305	$360,841	$1,392,582
44

National Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2022, is presented below:

2022
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$258,768
Transfers from separate accounts	146,945
Net transfers to (from) separate accounts	111,823

Reconciling adjustments:
Policy deductions and other expenses	52
Change in surplus in separate accounts	7
Other account adjustments	(405)
Transfers as reported in the Summary of Operations of the Company	$111,477

45

Supplementary Information

46

Place Holder for EY Letter
47

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Investment income earned:
U.S. Government debt securities	$291
Other debt securities (unaffiliated)	120,941
Debt securities of affiliates	—
Preferred stocks (unaffiliated)	205
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	1,822
Common stocks of affiliates	—
Mortgage loans	10,247
Real estate	—
Premium notes, policy loans and liens	3,031
Cash on hand and on deposit	810
Short-term investments	—
Other invested assets	3,907
Derivative instruments	—
Aggregate write-ins for investment income	367
Gross investment income	$141,621

Real estate owned (book value less encumbrances)	$—

Mortgage loans (book value):
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	237,106
Mezzanine real estate loan	—
Total mortgage loans	$237,106

Mortgage loans by standing (book value):
Good standing	$237,106
Good standing with restructured terms	$—
Interest overdue more than 90 days, not in foreclosure	$—
Foreclosure in process	$—

Other long-term assets (statement value)	$94,558
Collateral loans	$52,173
Debt securities and stocks of parents, subsidiaries and affiliates (book value):
Debt securities	$—
Preferred stocks	$—
Common stocks	$—

48

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Debt securities and short-term investments by NAIC designation and maturity:
Debt securities by maturity (statement value):
Due within one year or less	$215,395
Over 1 year through 5 years	1,426,922
Over 5 years through 10 years	1,116,261
Over 10 years through 20 years	376,671
Over 20 years	224,490
No maturity date	—
Total by maturity	$3,359,739

Debt securities and short-term investments by NAIC designation (statement value):
NAIC 1	$1,816,097
NAIC 2	1,345,365
NAIC 3	142,347
NAIC 4	51,777
NAIC 5	2,991
NAIC 6	1,162
Total by class	$3,359,739
Total debt securities publicly traded	$1,472,585
Total debt securities privately placed	$1,887,154

Preferred stocks (statement value)	$1,029
Common stocks (market value)	$19,135
Short-term investments (book value)	$—
Securities lending reinvested collateral assets (book value)	$—
Options, caps and floors owned (statement value)	$—
Options, caps and floors written and in-force (statement value)	$—
Collar, swap and forward agreements open (statement value)	$—
Futures contracts open (current value)	$—
Cash on deposit (book overdraft)	$3,640

Life insurance in-force:
Industrial	$—
Ordinary	$290,278
Credit life	$—
Group life	$131,383

Amount of accidental death insurance in-force under ordinary policies	$—

49

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Life insurance policies with disability provisions in-force:
Industrial	$—
Ordinary	$10
Credit life	$—
Group life	$—

Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	$—
Amount of income payable	$7,941
Ordinary – involving life contingencies:
Amount of income payable	$10,650
Group – not involving life contingencies:
Amount on deposit	$—
Amount of income payable	$—
Group – involving life contingencies:
Amount of income payable	$—

Annuities:
Ordinary:
Immediate – amount of income payable	$61,013
Deferred – fully paid – account balance	$3,454,599
Deferred – not fully paid – account balance	$—
Group:
Amount of income payable	$1,375
Fully paid – account balance	$—
Not fully paid – account balance	$—

Accident and health insurance – premiums in-force:
Ordinary	$—
Group	$2
Credit	$—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$74,158
Dividend accumulations – account balance	$—

50

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Claim payments 2022:
Group accident and health:
2022	$—
2021	$—
2020	$—
2019	$—
2018	$—
Prior	$—
Other accident and health:
2022	$—
2021	$—
2020	$—
2019	$—
2018	$—
Prior	$—
Other coverages that use developmental methods to calculate claims reserves:
2022	$—
2021	$—
2020	$—
2019	$—
2018	$—
Prior	$—

51

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH SIS

52

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI
53

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI
54

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI
55

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI
56

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI
57

National Integrity Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI
58

National Integrity Life Insurance Company
Note to Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022

Basis of Presentation
The accompanying supplemental schedule presents selected statutory-basis financial data as of December 31, 2022, and for the year then ended, for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company’s 2022 Statutory Annual Statement as filed with the New York Department of Financial Services, Division of Insurance.
Reinsurance
The Company has not identified any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 that would require disclosure in the supplemental schedule to life and reinsurance disclosures as required under SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance.

59

STATUTORY-BASIS FINANCIAL STATEMENTS

The Western and Southern Life Insurance Company
Years Ended December 31, 2022, 2021 and 2020
With Report of Independent Auditors

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements and Supplementary Information

Years Ended December 31, 2022, 2021 and 2020

Report of Independent Auditors

The Board of Directors
The Western and Southern Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of The Western and Southern Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2021, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for the three years ended December 31, 2021, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for the three years ended December 31, 2021.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
April 18, 2022

The Western and Southern Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2022	2021
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$2,769,710	$2,872,422
Preferred and common stocks	902,050	1,030,590
Investments in common stocks of subsidiaries	4,592,609	4,525,844
Mortgage loans	55,841	56,947
Policy loans	142,493	145,308
Real estate:
Properties held for the production of income	833	859
Properties occupied by the Company	24,705	21,600
Cash, cash equivalents and short-term investments	22,479	358,026
Receivable for securities	3,296	6,797
Derivatives	196	107
Securities lending reinvested collateral assets	17,779	33,628
Other invested assets	2,471,001	2,184,728
Total cash and invested assets	11,002,992	11,236,856

Investment income due and accrued	38,913	38,886
Premiums deferred and uncollected	47,582	47,860
Current federal income taxes recoverable	36,220	3,958
Net deferred income tax asset	—	11,784
Receivables from parent, subsidiaries and affiliates	50,439	42,967
Other admitted assets	15,104	14,627
Separate account assets	1,131,631	1,284,662
Total admitted assets	$12,322,881	$12,681,600

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,795,292	$2,761,878
Accident and health reserves	143,743	274,116
Liability for deposit-type contracts	183,197	189,368
Policy and contract claims	53,974	56,825
Dividends payable to policyholders	33,995	32,815
Premiums received in advance	2,953	3,280
Total policy and contract liabilities	3,213,154	3,318,282

General expense due and accrued	44,050	63,910
Net deferred income tax liability	10,799	—
Transfer to (from) separate accounts due and accrued, net	(9)	(13)
Asset valuation reserve	370,006	503,845
Interest maintenance reserve	57,350	59,159
Other liabilities	419,442	479,102
Liability for postretirement benefits other than pensions	94,468	154,087
Payable for securities lending	80,925	62,436
Separate account liabilities	1,131,631	1,284,662
Total liabilities	5,421,816	5,925,470

Capital and surplus:
Common stock, $1 par value, authorized 2,500 shares, issued and outstanding 2,500 shares	2,500	2,500
Surplus Notes	995,499	995,354
Paid-in surplus	607,103	417,103
Accumulated surplus	5,295,963	5,341,173
Total capital and surplus	6,901,065	6,756,130
Total liabilities and capital and surplus	$12,322,881	$12,681,600
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2022	2021	2020
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$214,967	$220,346	$226,232
Net investment income	481,052	542,715	332,996
Considerations for supplementary contracts with life contingencies	31	8	54
Amortization of the interest maintenance reserve	6,802	6,688	5,885
Commissions and expenses on reinsurance ceded	1,061	1,055	1,071
Other revenues	209	339	—
Total premiums and other revenues	704,122	771,151	566,238

Benefits paid or provided:
Death benefits	143,821	153,175	154,116
Annuity benefits	52,603	51,804	89,657
Disability and accident and health benefits	10,903	17,541	15,384
Surrender benefits	40,283	41,512	49,337
Payments on supplementary contracts with life contingencies	237	276	311
Other benefits	2,537	6,246	3,450
Increase in policy reserves and other policyholders’ funds	(91,642)	33,034	29,300
Total benefits paid or provided	158,742	303,588	341,555

Insurance expenses and other deductions:
Commissions	14,795	13,563	18,044
General expenses	146,735	197,470	146,416
Net transfers to (from) separate account	(52,808)	(51,774)	(89,609)
Reserve adjustments on reinsurance assumed	48	—	(87)
Other deductions	(52,197)	60,850	32,322
Total insurance expenses and other deductions	56,573	220,109	107,086

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	488,807	247,454	117,597

Dividends to policyholders	47,950	43,535	47,249
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	440,857	203,919	70,348
Federal income tax expense (benefit), excluding tax on capital gains	34,062	30,313	(21,345)
Gain (loss) from operations before net realized capital gains (losses)	406,795	173,606	91,693
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(3,985)	(74,945)	8,870
Net income (loss)	$402,810	$98,661	$100,563
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Surplus Notes and Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2020	$2,500	$869,622	$4,555,862	$5,427,984
Net income (loss)	—	—	100,563	100,563
Change in net deferred income tax	—	—	(26,657)	(26,657)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($24,444))	—	—	(78,402)	(78,402)
Change in net unrealized foreign exchange capital gain (loss)	—	—	808	808
Change in surplus notes	—	85	—	85
Net change in nonadmitted assets and related items	—	—	122,778	122,778
Change in asset valuation reserve	—	—	79,427	79,427
Change in unrecognized post retirement benefit obligation	—	—	(13,846)	(13,846)
Capital contribution	—	45,000	—	45,000
Balance, December 31, 2020	2,500	914,707	4,740,533	5,657,740
Net income (loss)	—	—	98,661	98,661
Change in net deferred income tax	—	—	30,231	30,231
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $111,301)	—	—	625,648	625,648
Change in net unrealized foreign exchange capital gain (loss)	—	—	(2,287)	(2,287)
Change in surplus notes	—	497,750	—	497,750
Net change in nonadmitted assets and related items	—	—	67,456	67,456
Change in asset valuation reserve	—	—	(258,434)	(258,434)
Dividends to stockholder	—	—	(50,000)	(50,000)
Change in unrecognized post retirement benefit obligation	—	—	89,365	89,365
Balance, December 31, 2021	2,500	1,412,457	5,341,173	6,756,130
Net income (loss)	—	—	402,810	402,810
Change in net deferred income tax	—	—	(44,085)	(44,085)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($53,721))	—	—	(569,358)	(569,358)
Change in net unrealized foreign exchange capital gain (loss)	—	—	208	208
Change in surplus notes	—	145	—	145
Net change in nonadmitted assets and related items	—	—	(89,828)	(89,828)
Change in asset valuation reserve	—	—	133,839	133,839
Change in unrecognized post retirement benefit obligation	—	—	121,204	121,204
Capital contribution	—	190,000	—	190,000
Balance, December 31, 2022	$2,500	$1,602,602	$5,295,963	$6,901,065
See accompanying notes.

The Western and Southern Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2022	2021	2020
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$216,066	$221,565	$227,381
Net investment income received	361,478	453,781	220,270
Benefits paid	(258,418)	(275,261)	(307,163)
Net transfers from (to) separate accounts	52,812	51,778	89,607
Commissions and expense paid	(218,473)	(158,324)	(158,658)
Dividends paid to policyholders	(46,770)	(47,553)	(50,922)
Federal income taxes recovered (paid)	(75,259)	2,619	(24,905)
Other, net	1,269	1,394	1,071
Net cash from (for) operations	32,705	249,999	(3,319)

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	561,910	236,424	304,543
Preferred and common stocks	396,955	315,580	697,505
Mortgage loans	1,107	970	18,381
Real estate	—	771	725
Other invested assets	291,307	528,139	274,324
Net gains (losses) on cash, cash equivalents and short-term investments	(18)	(30)	24
Miscellaneous proceeds	19,350	44,383	8,338
Net proceeds from investments sold, matured or repaid	1,270,611	1,126,237	1,303,840

Cost of investments acquired:
Debt securities	(462,989)	(347,164)	(223,910)
Preferred and common stocks	(816,114)	(807,957)	(477,124)
Mortgage loans	—	—	(7,400)
Real estate	(5,348)	(4,228)	(314)
Other invested assets	(563,986)	(533,987)	(291,864)
Miscellaneous applications	(830)	(6,291)	(42,824)
Total cost of investments acquired	(1,849,267)	(1,699,627)	(1,043,436)

Net change in policy and other loans	2,815	7,002	6,401
Net cash from (for) investments	(575,841)	(566,388)	266,805

Financing activities
Surplus notes, capital notes	—	497,635	—
Capital and paid in surplus, less treasury stock	190,000	—	45,000
Borrowed funds	48,967	—	—
Net deposits on deposit-type contract funds and other insurance liabilities	(6,171)	(8,197)	(7,094)
Dividends paid to stockholder	—	(50,000)	—
Other cash provided (applied)	(25,207)	(91,150)	(52,807)
Net cash from (for) financing and miscellaneous sources	207,589	348,288	(14,901)

Net change in cash, cash equivalents and short-term investments	(335,547)	31,899	248,585
Cash, cash equivalents and short-term investments:
Beginning of year	358,026	326,127	77,542
End of year	$22,479	$358,026	$326,127

See accompanying notes.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

1. Nature of Operations and Significant Accounting Policies
The Western and Southern Life Insurance Company (the Company) is a stock life insurance company that offers primarily individual traditional and whole life insurance policies. The Company is licensed in 46 states and the District of Columbia. For the year ended December 31, 2022, approximately 68.5% of the gross premiums and annuity considerations for the Company were derived from California, Illinois, Indiana, North Carolina, Ohio, and Pennslyvania. The Company is domiciled in Ohio. The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the State of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, Inc. (WSFG), its wholly-owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life), Integrity Life Insurance Company (Integrity) and Gerber Life Insurance Company (Gerber Life). Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company (National).
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Included within the financial statements, the Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high-quality debt securities, mortgage loans, policy loans, short-term investments, other invested assets, and securities lending reinvested collateral. Invested assets of $1,828.7 million and $1,911.4 million were allocated to the Closed Block as of December 31, 2022 and 2021, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.
Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.
If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiaries
The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited subsidiaries and controlled and affiliated entities, the pension asset, and a trademark license agreement), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.
Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Employee Benefits
For purposes of calculating the Company’s pension and postretirement benefit obligations, vested participants, non-vested participants and current retirees are included in the valuation. The prepaid pension asset resulting from the excess of the fair value of plan assets over the benefit obligation, which is nonadmitted under statutory accounting rules, is included in other comprehensive income under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.
Policyholder Dividends
Policyholder dividends are recognized when declared rather than over the term of the related policies.
Surplus Notes
Surplus Notes are classified as a component of equity rather than as long-term debt.
Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $147.4 million and $68.5 million as of December 31, 2022 and 2021, respectively. These assets are primarily collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant section.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks are reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.
There are no restrictions on unaffiliated common or preferred stocks.
Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiaries are reported at their underlying audited statutory equity. The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.
Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
The Company utilizes customized call and put options to hedge market volatility related to the S&P 500 index . At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The options are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Policy Reserves
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
For policies issued in 2020 or after, life insurance reserves are developed using principle-based policyholder and asset assumptions with margins and floored at formulaic reserves based upon published tables using statutorily specified interest rates and valuation methods.

Formulaic policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2022	2021
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% - 3-1/2%	6.1%	6.5%
1941 Standard Industrial, 2-1/2% - 3-1/2%	8.8	9.2
1958 Commissioners Standard Ordinary, 2-1/2% - 6%	16.3	17.1
1980 Commissioners Standard Ordinary, 4% - 6%	39.8	39.9
2001 Commissioners Standard Ordinary, 3-1/2% - 4-1/2%	23.7	21.8
Other, 2-1/2% - 6%	4.3	4.4
	99.0	98.9
Other benefits (including annuities):
Various, 2-1/2% - 8-1/4%	1.0	1.1
	100.0%	100.0%
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

As of December 31, 2022 and 2021, reserves of $13.7 million and $15.2 million, respectively, were recorded on in-force amounts of $803.7 million and $899.5 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.
Policyholders’ Dividends
The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Policy and Contract Claims
Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2022 and 2021. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Securities Lending
At December 31, 2022, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $78.7 million and $59.7 million in the general and separate account, respectively. At December 31, 2021, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $61.0 million and

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

$0.4 million in the general and separate account, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets. The general account collateral is managed by both an affiliated and unaffiliated agent. The separate account is managed by an unaffiliated agent.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2022 and 2021, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $62.6 million and $28.6 million at December 31, 2022 and 2021, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2022 and 2021, collateral managed by an unaffiliated agent, which approximated $17.8 million and $33.6 million respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2022, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2022 and 2021, the fair value of the total collateral in the general account was $80.4 million and $62.2 million, respectively. The fair value of the total collateral in the separate account was $61.1 million and $0.4 million at December 31, 2022 and 2021, respectively, which was all managed by an unaffiliated agent.
The aggregate collateral broken out by maturity date is as follows at December 31, 2022:

	Amortized Cost	Fair Value
	(In Thousands)
Open	$—	$—
30 days or less	30,672	30,666
31 to 60 days	5,340	5,336
61 to 90 days	5,460	5,440
91 to 120 days	5,549	5,530
121 to 180 days	1,853	1,845
181 to 365 days	5,000	5,000
1 to 2 years	—	—
2 to 3 years	—	—
Greater than 3 years	26,575	26,575
Total collateral	$80,449	$80,392

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

At December 31, 2022, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $80.9 million and $61.1 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.
Separate Account
The Company maintains a separate account, which holds all of the Company’s pension plan assets. The assets of the separate account consist primarily of marketable securities, which are recorded at fair value. These assets are considered legally insulated from the general accounts.
There are no separate account liabilities that are guaranteed by the general account. (See Note 10 for further discussion on the general account’s responsibility as it relates to the obligations of the Company’s pension plan).
The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company. The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.
Federal Income Taxes
The Company files a consolidated income tax return with its eligible subsidiaries and affiliates. The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax-sharing agreement. Under the agreement, the benefits from losses of subsidiaries and affiliates are retained by the subsidiary and affiliated companies. The Company pays all federal income taxes due for all members of the group. The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Postretirement Benefits Other Than Pensions
The Company accounts for its postretirement benefits other than pensions on an accrual basis. The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.
Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

net periodic benefit cost in the current period or amortized. The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds 10% of the postretirement benefit obligation. That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.
Accounting Changes
There were no material accounting changes in 2022, 2021, or 2020.
Business Combinations
On December 31, 2018, the Company purchased 100% of the common stock of Gerber Life from Nestlé S.A. ("Nestlé"). Gerber Life is an insurer that operates primarily in the juvenile life insurance and medical stop-loss insurance markets. Gerber Life is New York-domiciled and is licensed in 50 states, the District of Columbia, Puerto Rico and certain Canadian provinces. The cost of the acquired entity was $1,257.3 million. The original goodwill balance was $945.5 million, of which $528.1 million was admitted.
The transaction was accounted for as a statutory purchase and reflects the following:

Year	Admitted Goodwill at Reporting Date	Goodwill Amortized in Period	Book Value of Acquisition	Admitted Goodwill as a % of Admitted Acquisition
	(In Thousands)
2022	$567,328	$94,555	$1,149,908	49.3%
2021	592,621	94,555	1,132,673	52.3

	2022	2021
	(In Thousands)

Company Surplus as of September 30	$6,532,219	$6,532,800
Less September 30 electronic data processing	10,318	9,907
Less September 30 net deferred tax assets	51,157	12,663
Less September 30 net positive goodwill	590,967	584,021
Adjusted Company surplus as of September 30	$5,879,777	$5,926,209
Admitted goodwill as a percentage of adjusted surplus	9.6%	10.0%
Risks and Uncertainties
The Company is exposed to risk associated with the ongoing outbreak of coronavirus (“COVID-19”) and is actively monitoring developments through governmental briefings and the relevant health authorities. The effects of the outbreak on the Company are uncertain and difficult to predict, as the situation continues to evolve. Risks include (but are not limited to) the disruption of business operations due to changing work environments for employees, agents and distributors, and business partners; potential economic hardship of policyholders and issuers of investments held by the Company; and disruptions of

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

product marketing and sales efforts. The Company has business continuity plans in place to mitigate the risks posed to business operations by disruptive incidents such as these.
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 17, 2023.
Note 4 describes events that occurred subsequent to the December 31, 2022, financial statement date; the Company sold equity securities to an affiliate, received an ordinary dividend from a subsidiary, and paid an ordinary dividend to its parent.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$23,341	$314	$(394)	$23,261
Debt securities issued by states of the U.S. and political subdivisions of the states	9,805	341	—	10,146
Non-U.S. government securities	77,002	23	(12,656)	64,369
Corporate securities	2,385,532	62,279	(235,690)	2,212,121
Commercial mortgage-backed securities	22,852	32	(4,447)	18,437
Residential mortgage-backed securities	120,923	3,874	(11,603)	113,194
Asset-backed securities	130,255	1,844	(8,123)	123,976
Total	$2,769,710	$68,707	$(272,913)	$2,565,504

At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$87,594	$1,949	$(23)	$89,520
Debt securities issued by states of the U.S. and political subdivisions of the states	12,801	2,409	—	15,210
Non-U.S. government securities	89,164	7,036	(808)	95,392
Corporate securities	2,388,268	528,744	(5,628)	2,911,384
Commercial mortgage-backed securities	43,056	1,099	(401)	43,754
Residential mortgage-backed securities	138,700	14,086	(61)	152,725
Asset-backed securities	112,839	14,561	(269)	127,131
Total	$2,872,422	$569,884	$(7,190)	$3,435,116
At December 31, 2022 and 2021, the Company held unrated or below-investment-grade corporate debt securities with a book/adjusted carrying value of $90.7 million and $101.5 million, respectively, and an aggregate fair value of $78.3 million and $110.7 million, respectively. As of December 31, 2022 and 2021, such holdings amounted to 3.3% and 3.5%, respectively, of the Company’s investments in debt securities and 0.7% and 0.8%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Unrealized gains and losses on investments in unaffiliated common stocks, mutual funds and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
Preferred stocks	$44,868	$2,453	$(4,807)	$42,514

Common stocks, unaffiliated	$290,425	$212,017	$(8,987)	$493,455
Common stocks, mutual funds	390,433	1,629	(25,981)	366,081
Common stocks, subsidiaries	3,843,604	956,870	(207,865)	4,592,609
	$4,524,462	$1,170,516	$(242,833)	$5,452,145

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021:
Preferred stocks	$20,048	$1,017	$(29)	$21,036

Common stocks, unaffiliated	$425,362	$332,783	$(8,916)	$749,229
Common stocks, mutual funds	229,995	30,775	(445)	260,325
Common stocks, subsidiaries	3,498,897	1,182,075	(155,128)	4,525,844
	$4,154,254	$1,545,633	$(164,489)	$5,535,398

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(316)	$4,746	$(78)	$722
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	(8,514)	49,059	(4,142)	14,328
Corporate securities	(205,116)	1,258,582	(30,574)	83,859
Commercial mortgage-backed securities(1)	(2,573)	9,681	(1,874)	7,117
Residential mortgage-backed securities(1)	(11,331)	89,104	(272)	2,028
Asset-backed securities(1)	(6,719)	70,775	(1,404)	16,583
Total	$(234,569)	$1,481,947	$(38,344)	$124,637

Preferred stocks	$(4,807)	$26,923	$—	$—

Common stocks, unaffiliated	$(8,987)	$42,253	$—	$—
Common stocks, mutual funds	(25,981)	327,028	—	—
Total	$(34,968)	$369,281	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(13)	$439	$(10)	$325
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	(808)	17,696	—	—
Corporate securities	(5,344)	169,484	(284)	5,585
Commercial mortgage-backed securities(1)	(377)	28,862	(24)	1,106
Residential mortgage-backed securities(1)	(19)	2,080	(42)	975
Asset-backed securities(1)	(269)	19,088	—	—
Total	$(6,830)	$237,649	$(360)	$7,991

Preferred stocks	$(29)	$837	$—	$—

Common stocks, unaffiliated	$(8,916)	$64,389	$—	$—
Common stocks, mutual funds	(445)	28,495	—	—
Total	$(9,361)	$92,884	$—	$—
(1) Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2022 and 2021, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, residential mortgage-backed securities and unaffiliated common stocks.
The aggregated unrealized loss is approximately 13.5% and 4.7% of the carrying value of securities considered temporarily impaired at December 31, 2022 and 2021, respectively. At December 31, 2022, there were a total of 570 securities held that are considered temporarily impaired, 29 of which have been impaired for 12 months or longer. At December 31, 2021, there were a total of 105 securities held that were considered temporarily impaired, 8 of which had been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $12.4 million, $3.0 million and $4.8 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The following is a list of each loan-backed security held at December 31, 2022, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2022, where the present value of

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

future cash flows expected to be collected was less than the amortized cost basis of the securities.

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value	Date of Other-Than-Temporary Impairment
(In Thousands)
For the year ended, December 31, 2022:
466247-JU-8	$491	$439	$52	$439	$401	06/30/2022
466247-JU-8	435	434	1	434	378	09/30/2022
02660T-ER-0	44	43	1	43	39	12/31/2022
12667G-AH-6	313	312	1	312	293	12/31/2022
61752R-AL-6	153	147	6	147	145	12/31/2022
34918T-AC-0	46,030	39,963	6,067	39,963	28,706	12/31/2022
Total	XXX	XXX	$6,128	XXX	XXX	XXX

The Company had no OTTI on loan-backed securities for the year ended December 31, 2022, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2022, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$61,465	$61,683
After one through five	166,288	166,255
After five through ten	549,114	558,625
After ten	1,718,813	1,523,334
Mortgage-backed securities/asset-backed securities	274,030	255,607
Total	$2,769,710	$2,565,504
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
Proceeds from sales of investments in debt securities during 2022, 2021 and 2020 were $248.3 million, $33.6 million, and $114.5 million; gross gains of $5.1 million, $1.0 million, and $2.5 million and gross losses of $1.0 million, $0.0 million, and $0.4 million were realized on these sales in 2022, 2021 and 2020, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Proceeds from the sales of investments in equity securities during 2022, 2021 and 2020 were $372.1 million, $284.5 million, and $655.6 million; gross gains of $67.6 million, $45.3 million, and $154.6 million and gross losses of $22.3 million, $4.1 million, and $84.4 million were realized on these sales in 2022, 2021 and 2020, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2022	2021	2020
	(In Thousands)
Realized capital gains (losses)	$10,230	$(78,811)	$25,075
Less amount transferred to IMR (net of related taxes (benefits) of $1,327 in 2022, $248 in 2021, and $3,097 in 2020)	4,993	932	11,649
Less federal income tax expense (benefit) of realized capital gains (losses)	9,222	(4,798)	4,556
Net realized capital gains (losses)	$(3,985)	$(74,945)	$8,870
Net investment income was generated from the following for the years ended December 31:

	2022	2021	2020
	(In Thousands)
Debt securities	$141,466	$158,760	$144,132
Equity securities	107,536	32,007	24,798
Mortgage loans	2,318	2,363	6,281
Real estate	9,982	12,377	10,514
Policy loans	10,704	11,067	11,546
Cash, cash equivalents and short-term investments	1,567	688	357
Other invested assets	274,692	390,541	181,415
Other	252	(785)	605
Gross investment income	548,517	607,018	379,648
Investment expenses	67,465	64,303	46,652
Net investment income	$481,052	$542,715	$332,996
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2022, 79.2% of such mortgages, or $44.2 million, involved properties located in Ohio, Washington, and South Carolina. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $21.2 million. During 2022, there were no loans issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2022, the Company did not reduce interest rates on any outstanding mortgages.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Derivative Instruments
The Company entered into an equity hedge program designed to hedge the market value risks associated with the broad equity market. Hedging this risk reduces the economic sensitivity to price declines. At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The options are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses. The change in fair value was $0.0 million, $50.6 million, and $(0.7) million for the years ended December 31, 2022, 2021, and 2020, respectively. The net gain/(loss) recognized through net income within realized gains and losses was $0.0 million,$(97.2) million, and $(58.8) million for the years ended December 31, 2022, 2021, and 2020, respectively. The Company closed the hedge in the first quarter of 2021.

Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2022	2021
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$196	$107
Gross amounts offset	—	—
Net amount of assets	$196	$107

Derivative liabilities:
Gross amount of recognized liabilities	$—	$—
Gross amounts offset	—	—
Net amount of liabilities	$—	$—

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available, but that are priced by third-party pricing services or internal models using observable inputs. Also included in Level 2 assets and liabilities are preferred stock, fixed income residual tranches, and stock warrants. The fair value of these instruments is determined through the use of third-party pricing services or models utilizing market observable inputs.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include certain debt securities and private equity securities within the Company’s separate account that must be priced using non-binding broker quotes or other valuation techniques that utilize significant unobservable inputs. Also included in Level 3 assets and liabilities are common and preferred stocks being priced by broker quotes or utilizing recent financing for similar securities.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Investments utilizing NAV consist mainly of equity interest in limited partnerships and limited liabilities in the separate account. These investments contain fixed income, common stock, and real estate characteristics. The interests in these partnerships can be sold or transferred with prior consent from the general partner. The average remaining life of the investments is 16.1 years. The Company's unfunded commitment for these investments is $61.9 million. In addition, a collective trust in the separate account utilizing NAV is primarily investing in domestic fixed income securities. Shares in the trust can be redeemed at their net asset value. The NAV for this investment is $10.33. The Company does not intend to sell any investments utilizing NAV.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of equity securities included in Level 3 has been determined by utilizing broker quotes or recent financing for similar securities.
Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Other Invested Assets
Other invested assets primarily include surplus debentures and fixed income residual tranches for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Derivative Instruments
The fair values of free-standing derivative instruments, primarily stock warrants, are determined through the use of third-party pricing services or models utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts include debt securities, equity securities, mutual funds, surplus notes, private equity, and private debt fund investments. The fair values of debt securities, equity securities and mutual funds have been determined using the same methodologies as similar assets held in the general account. The fair values of private equity and private debt fund investments have been determined utilizing the net asset values of the funds.
Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2022
Assets:
Common stocks, unaffiliated	$493,455	$467,200	$—	$23,394	$2,861
Common stocks, mutual funds	366,081	366,081	—	—	—
Preferred stocks	42,514	—	26,917	15,597	—
Other invested assets, fixed income residual tranche	28,701	—	28,701	—	—
Derivative assets	196	—	196	—	—
Separate account assets	1,131,631	709,833	134,147	—	287,651
Total assets	$2,062,578	$1,543,114	$189,961	$38,991	$290,512

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2021
Assets:
Bonds, exchange traded funds	$5,994	$5,994	$—	$—	$—
Common stocks, unaffiliated	749,229	724,931	—	21,416	2,882
Common stocks, mutual funds	260,325	260,325	—	—	—
Preferred stocks	21,036	—	16,809	4,227	—
Other invested assets, fixed income residual tranche	37,091	—	37,091	—
Derivative assets	107	—	107	—	—
Separate account assets	1,284,662	863,058	126,955	—	294,649
Total assets	$2,358,444	$1,854,308	$180,962	$25,643	$297,531

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022 are as follows:

	Beginning Asset/(Liability) as of January 1, 2022	Total Realized/Unrealized Gains (Losses) Included in*:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3**	Transfers Out of Level 3	Ending Asset/ (Liability) as of December 31, 2022
		Net Income	Surplus	Other
	(In Thousands)
Assets:
Common stocks, unaffiliated	$21,416	$—	$848	$—	$—	$1,130	$—	$23,394
Preferred stocks	4,227	—	2,370	—	9,000	—	—	15,597
Total assets	$25,643	$—	$3,218	$—	$9,000	$1,130	$—	$38,991

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
** Transfers into Level 3 are due to changes in the price source.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2022, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$—	$—	$—	$—
Preferred stocks	9,000	—	—	—	9,000
Total assets	$9,000	$—	$—	$—	$9,000

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2021, is as follows:

	Beginning Asset/(Liability )as of January 1, 2021	Total Realized/Unrealized Gains (Losses) Included in*:			Purchases, Sales, Issuances and Settlements	Transfers Into Level 3**	Transfers Out of Level 3**	Ending Asset/ (Liability) as of December 31, 2021
		Net Income	Surplus	Other
	(In Thousands)
Assets:
Common stocks, unaffiliated	$—	$3,807	$11,422	$—	$6,187	$—	$—	$21,416
Preferred stocks	146	(354)	423	—	2,999	1,013	—	4,227
Separate account assets	21,296	—	—	(5,970)	(15,326)	—	—	—
Total assets	$21,442	$3,453	$11,845	$(5,970)	$(6,140)	$1,013	$—	$25,643

* Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.
** Transfers into Level 3 are due to perpetual preferred stocks being carried at fair value and not on the basis of designation.
The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2021, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Common stocks, unaffiliated	$13,326	$—	$(7,139)	$—	$6,187
Preferred stocks	2,999	—	—	—	2,999
Separate account assets	—	—	(15,326)	—	(15,326)
Total Assets	$16,325	$—	$(22,465)	$—	$(6,140)

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2022 and 2021.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2022
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$2,769,710	$2,565,504	$8,887	$2,553,262	$3,355	$—
Common stock:
Unaffiliated	493,455	493,455	467,200	—	23,394	2,861
Mutual funds	366,081	366,081	366,081	—	—	—
Preferred stock	42,514	42,514	—	26,917	15,597	—
Mortgage loans	55,841	50,158	—	—	50,158	—
Cash, cash equivalents and short-term investments	22,479	22,479	22,479	—	—	—
Other invested assets:
Surplus notes	39,025	35,761	—	35,761	—	—
Fixed income residual tranche	28,701	28,701	—	28,701	—	—
Securities lending reinvested collateral assets	17,779	17,779	17,779	—	—	—
Derivative assets	196	196	—	196	—	—
Separate account assets	1,131,631	1,131,631	709,833	134,147	—	287,651

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(2,823)	$(2,733)	$—	$—	$(2,733)	$—
Securities lending liability	(80,925)	(80,925)	—	(80,925)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	December 31, 2021
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$2,872,422	$3,435,116	$22,763	$3,411,353	$1,000	$—
Common stock:
Unaffiliated	749,229	749,229	724,931	—	21,416	2,882
Mutual funds	260,325	260,325	260,325	—	—	—
Preferred stock	21,036	21,036	—	16,809	4,227	—
Mortgage loans	56,947	60,477	—	—	60,477	—
Cash, cash equivalents and short-term investments	358,026	358,111	358,111	—	—	—
Other invested assets:
Surplus notes	33,881	45,117	—	45,117	—	—
Fixed income residual tranche	37,091	37,091	—	37,091	—	—
Securities lending reinvested collateral assets	33,628	33,628	33,628	—	—	—
Derivative assets	107	107	—	107	—
Separate account assets	1,284,662	1,284,662	863,058	126,955	—	294,649

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(3,503)	$(3,710)	$—	$—	$(3,710)	$—
Securities lending liability	(62,436)	(62,436)	—	(62,436)	—	—

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

4. Related-Party Transactions
The Company owns a 100% interest in Integrity and WSLAC, whose carrying values based on underlying statutory surplus at December 31, 2022, are $1.3 billion and $1.8 billion, respectively. The accounting policies of Integrity and WSLAC are the same as those of the Company described in Note 1. The summary financial data for Integrity and WSLAC follows:

	2022	2021
	(In Thousands)
Integrity:
Admitted Assets	$9,377,215	$9,956,305
Liabilities	8,081,440	8,474,871
Statutory Surplus	$1,295,775	$1,481,434
Net Income	$5,477	$51,418

WSLAC:
Admitted Assets	$25,363,432	$19,537,565
Liabilities	23,586,209	17,998,269
Statutory Surplus	$1,777,223	$1,539,296
Net Income	$(84,549)	$118,421

The Company has an equity interest in certain partnerships that made payments of principal and interest under mortgage financing arrangements to subsidiaries in the amount of $18.1 million, $39.0 million, and $14.9 million in 2022, 2021 and 2020, respectively. The principal balance of the mortgage financing arrangements with subsidiaries was $267.3 million and $266.7 million at December 31, 2022 and 2021, respectively.
At December 31, 2022 and 2021, the Company had $275.7 million and $113.7 million, respectively, invested in the Touchstone Funds, which are exchange traded and mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the company.
At December 31, 2022 and 2021, the Company had $709.4 million and $650.3 million respectively, invested in fixed income residual tranches and various private equity and private debt funds managed by Fort Washington Investment Advisors, Inc., an indirect subsidiary of the Company.
At December 31, 2022 and 2021, the Company had $1,214.0 million and $1,035.5 million respectively, invested in WS Real Estate Holdings, LLC, which is a holding company managed by Eagle Realty Group, LLC, an indirect subsidiary of the Company.
In March 2023, the Company paid a $245.0 million ordinary dividend to its parent, WSFG, which was referenced in Note 1, Subsequent Events. The dividend was in the form of cash.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

In March 2023, the Company received a $150.0 million ordinary dividend from its subsidiary, WSLAC, which was referenced in Note 1, Subsequent Events. The dividend was in the form of cash.
In February and March 2023, the Company sold equity securities to National for $50.0 million and $30.0 million in cash, respectively, which was referenced in Note, 1 Subsequent Events.
In December 2022, the Company received a $190.0 million capital contribution from its parent, WSFG. The contribution was in the form of cash.
In December 2022, the company paid a $320.0 million capital contribution to its subsidiary, WSLAC. The contribution was in the form of cash.
In December 2022, the Company paid a $50.0 million capital contribution to its subsidiary, Columbus Life. The contribution was in the form of cash.
In December 2022, the Company received an $80.0 million ordinary dividend from is subsidiary, Integrity. The dividend was in the form of cash.
In December 2021, the company paid a $250.0 million capital contribution to its subsidiary, WSLAC. The contribution was in the form of cash.
In November 2021, the Company paid a $50.0 million ordinary dividend to its parent, WSFG. The dividend was in the form of cash.
In March 2021, the Company paid a $100.0 million capital contribution to its subsidiary, Columbus Life. The contribution was in the form of cash.
In December 2020, the Company paid a $50.0 million capital contribution to its subsidiary, Columbus Life. The contribution was in the form of cash.
In September 2020, the Company entered into a Pension Risk Transfer agreement with its subsidiary, WSLAC. Refer to Note 10 for more detail.
The Company had $50.4 million and $43.0 million receivable from parent, subsidiaries and affiliates as of December 31, 2022 and 2021, respectively. The Company had $0.5 million and $38.7 million payable to parent, subsidiaries and affiliates as of December 31, 2022 and 2021, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
The Company has entered into multiple reinsurance agreements with affiliated entities. See Note 5 for further description.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The Company has a ceded reinsurance agreement with Columbus Life. Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company. Life and accident and health reserves ceded from the Company to Columbus Life totaled $443.8 million and $460.0 million at December 31, 2022 and 2021, respectively.
In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life, an affiliated entity, whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from unaffiliated reinsurers. Life reserves ceded from Lafayette Life to the Company under this agreement totaled $0.9 million and $0.9 million at December 31, 2022 and 2021, respectively.
Certain premiums and benefits are ceded to other unaffiliated insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).
The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2022	2021	2020
	(In Thousands)

Direct premiums	$220,548	$225,660	$231,552
Assumed premiums:
Affiliates	1,185	1,203	1,285
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(6,766)	(6,517)	(6,605)
Net premiums	$214,967	$220,346	$226,232

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2022	2021	2020
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	2,401	4,696	4,856
Policy and contract liabilities:
Affiliates	443,797	460,048	478,114
Nonaffiliates	30,758	28,786	26,517
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	221	303	126
In 2022, 2021 and 2020, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2022, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.
Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2022, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

There would be no reduction in surplus at December 31, 2022, if all reinsurance agreements were cancelled.

6. Federal Income Taxes
The Company and its eligible subsidiaries and affiliates file a consolidated federal income tax return. Amounts due (to)/from the Internal Revenue Service for federal income taxes, net of the amounts due (to)/from subsidiaries and affiliates, were $36.2 million and $4.0 million at December 31, 2022 and 2021, respectively. The tax years 2014 through 2021 remain subject to examination by major tax jurisdictions.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2022, in the event of future capital losses is $27.6 million, $61.2 million, and $0.0 million from 2022, 2021 and 2020, respectively.
The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2022
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$180,314	$13,498	$193,812
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	180,314	13,498	193,812
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	180,314	13,498	193,812
(f)	Deferred tax liabilities	167,632	36,979	204,611
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$12,682	$(23,481)	$(10,799)

		12/31/2021
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$269,180	$8,236	$277,416
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	269,180	8,236	277,416
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	269,180	8,236	277,416
(f)	Deferred tax liabilities	192,438	73,194	265,632
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$76,742	$(64,958)	$11,784

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$(88,866)	$5,262	$(83,604)
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	(88,866)	5,262	(83,604)
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	(88,866)	5,262	(83,604)
(f)	Deferred tax liabilities	(24,806)	(36,215)	(61,021)
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$(64,060)	$41,477	$(22,583)

		12/31/2022
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$13,498	$13,498
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	39,349	—	39,349
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	39,349	—	39,349
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	982,746
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	140,965	—	140,965
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$180,314	$13,498	$193,812

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		12/31/2021
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$1,963	$1,963
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	9,821	—	9,821
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	9,821	—	9,821
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	941,551
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	259,359	6,273	265,632
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$269,180	$8,236	$277,416

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$11,535	$11,535
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	29,528	—	29,528
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	29,528	—	29,528
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	41,195
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	(118,394)	(6,273)	(124,667)
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$(88,866)	$5,262	$(83,604)

	2022	2021

Ratio percentage used to determine recovery period and threshold limitation amount	848%	958%

		12/31/2022
		(1)	(2)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$180,314	$13,498
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.96%
(c)	Net admitted adjusted gross DTAs amount	$180,314	$13,498
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.96%

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

		12/31/2021
		(3)	(4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$269,180	$8,236
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	0.71%
(c)	Net admitted adjusted gross DTAs amount	$269,180	$8,236
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	0.71%

		Change
		(5)	(6)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)

(a)	Adjusted gross DTAs amount	$(88,866)	$5,262
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.25%
(c)	Net admitted adjusted gross DTAs amount	$(88,866)	$5,262
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	11.99%	6.25%
The Company's tax planning strategies include the use of reinsurance.
Current income taxes incurred consist of the following major components:

			12/31/2022	12/31/2021	12/31/2020
			(In Thousands)
(1)	Current income tax
	(a)	Federal	$33,781	$30,114	$(21,594)
	(b)	Foreign	281	199	249
	(c)	Subtotal	34,062	30,313	(21,345)
	(d)	Federal income tax on net capital gains	9,222	(4,798)	4,556
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$43,284	$25,515	$(16,789)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2022	12/31/2021	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	30,684	59,306	(28,622)
		(4) Investments	28,658	32,310	(3,652)
		(5) Deferred acquisition costs	18,992	18,607	385
		(6) Policyholder dividends accrual	3,596	6,853	(3,257)
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	50,512	101,026	(50,514)
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	43,517	30,693	12,824
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	4,355	20,385	(16,030)
		(99) Subtotal	180,314	269,180	(88,866)
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	180,314	269,180	(88,866)
	(e)	Capital
		(1) Investments	13,498	8,236	5,262
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	13,498	8,236	5,262
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	13,498	8,236	5,262
	(i)	Admitted deferred tax assets (2d + 2h)	$193,812	$277,416	$(83,604)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2022	12/31/2021	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$153,707	$181,504	$(27,797)
		(2) Fixed assets	4,578	625	3,953
		(3) Deferred and uncollected premium	7,585	7,878	(293)
		(4) Policyholder reserves	1,762	2,431	(669)
		(5) Other	—	—	—
		(99) Subtotal	167,632	192,438	(24,806)
	(b)	Capital
		(1) Investments	36,979	73,194	(36,215)
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	36,979	73,194	(36,215)
	(c)	Deferred tax liabilities (3a99 + 3b99)	204,611	265,632	(61,021)
(4)	Net deferred tax assets/liabilities (2i - 3c)		$(10,799)	$11,784	$(22,583)
Among the more significant book-to-tax adjustments were the following:

	12/31/2022	Effective Tax Rate	12/31/2021	Effective Tax Rate	12/31/2020	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)

Provision computed at statutory rate	$94,728	21.00%	$26,273	21.00%	$20,039	21.00%
Dividends received deduction	(3,577)	(0.79)	(2,613)	(2.09)	(1,062)	(1.11)
Tax credits	652	0.14	(1,227)	(0.98)	(1,447)	(1.52)
Other invested assets and nonadmitted change	2,072	0.46	(19,292)	(15.42)	2,403	2.52
Other	(6,506)	(1.44)	(7,857)	(6.28)	(10,065)	(10.54)
Total statutory income taxes	$87,369	19.37%	$(4,716)	(3.77)%	$9,868	10.35%

Federal and foreign taxes incurred	$43,284	9.60%	$25,515	20.39%	$(16,789)	(17.59)%
Change in net deferred income taxes	44,085	9.77	(30,231)	(24.16)	26,657	27.94
Total statutory income taxes	$87,369	19.37%	$(4,716)	(3.77)%	$9,868	10.35%
At December 31, 2022, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.
The Inflation Reduction Act (the “IRA”) was enacted during the reporting period on August 16, 2022, and included a provision for a new Corporate Alternative Minimum Tax (CAMT), effective in 2023, that is

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

based on the adjusted financial statement income set forth on the applicable financial statement of an “applicable corporation.” The controlled group of corporations of which the reporting entity is a member has determined that it is not an “applicable corporation” for purposes of CAMT during the reporting period, and does not expect to be liable for the CAMT in 2023.

7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2022 and 2021, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $690.1 million by the end of 2023 without seeking prior regulatory approval based on capital and surplus of $6,901.1 million at December 31, 2022.
The Company currently has the following outstanding surplus notes:

	2022	2021
	(In Thousands)
2019 Notes, 5.15% interest rate, due 2049	$497,775	$497,690
2021 Notes, 3.75% interest rate, due 2061	497,724	497,665
Total carrying value of surplus notes	$995,499	$995,355

On January 23, 2019, the Company issued $500.0 million in surplus notes (the “2019 Notes”) due January 15, 2049, at a discount of $2.6 million. The entire balance was received in cash, none of which came from related parties. Interest on the 2019 Notes is fixed at 5.15% and payable semiannually on January 15 and July 15 of each year. The 2019 Notes and are administered by The Bank of New York Mellon. Subject to the approval of the Ohio Director of Insurance (the “Director”), the Company has the option to redeem the 2019 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2019 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2019 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, on or after January 23, 2024 but prior to July 15, 2048, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2019 Notes from the redemption date to July 15, 2048, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 35 basis points or (iii) in whole or in part, on or after July 15, 2048, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2019 Notes to be redeemed to the redemption date.
On April 28, 2021, the Company issued $500.0 million in surplus notes (the “2021 Notes”) due April 28, 2061 at a discount of $2.4 million. The entire balance was received in cash, none of which came from

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

related parties. Interest on the 2021 Notes is fixed at 3.75% and payable semiannually on April 28 and October 28 of each year. The 2021 Notes are administered by The Bank of New York Mellon. Subject to the approval of the Director, the Company has the option to redeem the 2021 Notes (i) in whole within 90 days after the occurrence of a “Tax Event” where the Company receives an opinion of tax counsel that there is a more than insubstantial risk that interest payable on the 2021 Notes is not deductible by the Company, at a redemption price equal to the principal amount of the 2021 Notes to be redeemed (the ‘‘Par Value Redemption Price’’), (ii) in whole or in part, prior to October 28, 2060, at a redemption price equal to the greater of (a) the Par Value Redemption Price or (b) the sum of the present value of the remaining scheduled principal and interest payments on the 2021 Notes from the redemption date to October 28, 2060, discounted to the redemption date on a semi-annual basis at an adjusted treasury rate plus 25 basis points or (iii) in whole or in part, on or after October 28, 2060, at the Par Value Redemption Price, plus, in each case of (i), (ii) and (iii), accrued and unpaid interest payments on the 2021 Notes to be redeemed to the redemption date.
The 2019 Notes and 2021 Notes (collectively the “Notes”) do not have payments that are contractually linked nor are any of the payments subject to administrative offsetting provisions. Additionally, proceeds from the Notes were not used to purchase an asset directly from the holders. The Notes were issued pursuant to Rule 144A as defined by the Securities Act of 1933. The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and “prior claims” (those claims referred to in classes 1 through 7 of Section 3903.42 of the Ohio Revised Code) against the Company. Under Ohio insurance laws, the Notes are not part of the legal liabilities of the Company. Each payment of principal of, interest on or redemption price with respect to the Notes, may be made only with the prior approval of the Director, and only out of surplus earnings.
Interest expense of $44.5 million and $35.1 million was recognized from the Notes in 2022 and 2021, respectively. Life-to-date interest expense recognized December 31, 2022, was $130.6 million. There has been no principal paid as of December 31, 2022. As of December 31, 2022, there was unapproved interest of $3.2 million related to 2022 that will come due in 2023. In the event the Company was subject to a liquidation event, the Notes would have preference over the common shareholders. No affiliates of the Company hold any of the Notes. As of the closing, Guggenheim Partners was the only holder of more than 10% of the outstanding Notes on record at the Depository Trust Company.

8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2022, the Company does not have any material lease agreements as a lessee for office space or equipment.
At December 31, 2022, the Company has future commitments to provide additional capital contributions of $776.9 million to investments in joint ventures, limited partnerships and limited liability companies.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The Company guarantees the payment of all policyholder obligations of each of the following wholly-owned subsidiaries: WSLAC, Columbus Life and Integrity. In addition, the Company guarantees all policyholder obligations of National and The Lafayette Life Insurance Company (Lafayette Life), an affiliated entity which is wholly-owned by the Company’s parent, WSFG. Guarantees on behalf of wholly-owned subsidiaries or on behalf of related parties that are considered to be unlimited (as in the case of the guarantee on behalf of Lafayette Life) are exempt from the initial liability recognition criteria and therefore no liability has been recognized in the financial statements. Due to the unlimited nature of the guarantees, the Company is unable to estimate the maximum potential amount of future payments under the guarantees. In the unlikely event the guarantees would be triggered, the Company may be permitted to take control of the underlying assets to recover all or a portion of the amounts paid under the guarantees.
The Company has guaranteed one mortgage loan in which the borrower is an affiliated limited liability company involved in development of real estate. This guarantee has a maximum exposure to the Company of $13.3 million for 506 Phelps Holdings, LLC in the event the real estate collateral of the affiliated limited liability company is not sufficient to cover the payment of the loan. The fair value of the real estate collateral at December 31, 2022, was approximately $31.3 million. This loan matures in February 2024.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities
At December 31, 2022, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$66,977	$—	$—	$66,977	96.1%
Not subject to discretionary withdrawal	2,748	—	—	2,748	3.9
Total individual annuity reserves (before reinsurance)	69,725	—	—	69,725	100.0%
Reinsurance ceded	65,360	—	—	65,360
Net individual annuity reserves	$4,365	$—	$—	$4,365

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Not subject to discretionary withdrawal	$2,499	$—	$1,070,045	$1,072,544	100.0%
Total group annuity reserves (before reinsurance)	2,499	—	1,070,045	1,072,544	100.0%
Reinsurance ceded	2,499	—	—	2,499
Net group annuity reserves	$—	$—	$1,070,045	$1,070,045

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$204,841	$—	$—	$204,841	100.0%
Not subject to discretionary withdrawal	—	—	—	—	—
Total deposit-type contract liability (before reinsurance)	204,841	—	—	204,841	100.0%
Reinsurance ceded	21,644	—	—	21,644
Total deposit-type contract liability	$183,197	$—	$—	$183,197
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.
At December 31, 2022, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	—	—	—	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,761,604	3,118,701	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	3,509	XXX	XXX	—
Disability - active lives	XXX	XXX	4,316	XXX	XXX	—
Disability - disabled lives	XXX	XXX	19,560	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	—	2,761,604	3,146,086	—	—	—
Reinsurance Ceded	—	—	355,159	—	—	—
Net life reserves	$—	$2,761,604	$2,790,927	$—	$—	$—

10. Employee Retirement Benefits
The Company has a noncontributory pension plan under a deposit administration group annuity contract covering substantially all employees and field representatives that meet eligibility requirements while working for the Company and attaining normal retirement age. In addition, the Company provides certain health care and life insurance benefits for certain retired employees or their beneficiaries. Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The Company uses a December 31 measurement date for all plans.
A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021
	(In Thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$1,208,163	$1,208,854	$154,087	$161,650
Service cost	33,641	35,815	163	248
Interest cost	29,615	25,031	2,921	2,927
Contribution by plan participants	—	—	4,626	4,524
Actuarial (gain) loss	(334,481)	(9,487)	(55,388)	(4,102)
Benefits paid	(53,572)	(52,050)	(11,941)	(11,160)
Plan amendments	—	—	—	—
Settlements	—	—	—	—
Benefit obligation at end of year	$883,366	$1,208,163	$94,468	$154,087

Change in plan assets:
Fair value of plan assets at beginning of year	$1,284,221	$1,172,208	$—	$—
Actual return on plan assets	(160,605)	164,063	—	—
Employer contribution	—	—	7,315	6,636
Plan participants’ contributions	—	—	4,626	4,524
Benefits paid	(53,572)	(52,050)	(11,941)	(11,160)
Settlements	—	—	—	—
Fair value of plan assets at end of year	$1,070,044	$1,284,221	$—	$—

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021
	(In Thousands)
Funded status:
Overfunded (underfunded) obligation	$186,678	$76,058	$(94,468)	$(154,087)
Unrecognized net (gain) or loss	—	—	—	—
Unrecognized prior service cost	—	—	—	—
Net amount recognized*	$186,678	$76,058	$(94,468)	$(154,087)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$817,582	$1,085,849	$94,468	$154,087

*Nonadmitted if overfunded

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	Pension Benefits
	2022	2021	2020
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$33,641	$35,815	$29,439
Interest cost	29,615	25,031	32,478
Expected return on plan assets	(91,126)	(83,066)	(76,904)
Amount of recognized gains and losses	9,867	22,281	22,085
Amount of prior service cost recognized	476	(579)	(4,625)
Total net periodic benefit cost (benefit)	$(17,527)	$(518)	$2,473

	Postretirement Medical
	2022	2021	2020
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$163	$248	$286
Interest cost	2,921	2,927	4,344
Amount of recognized gains and losses	(6,777)	(1,838)	(3,387)
Amount of prior service cost recognized	(1,392)	(1,392)	(1,392)
Total net periodic benefit cost (benefit)	$(5,085)	$(55)	$(149)

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021
	(In Thousands)
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost - prior year	$242,238	$354,426	$(28,326)	$(27,454)
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during the period	—	—	—	—
Net prior service cost or credit recognized	(476)	578	1,392	1,392
Net gain and loss arising during the period	(82,750)	(90,484)	(55,388)	(4,102)
Net gain and loss recognized	(9,867)	(22,282)	6,777	1,838
Items not yet recognized as a component of net periodic cost - current year	$149,145	$242,238	$(75,545)	$(28,326)

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021

Discount rate	3.00%	2.80%	2.88%	2.60%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
Expected long-term rate of return on plan assets	7.25%	7.25%	N/A	N/A

Assumptions used to determine the benefit obligation at December 31:

	Pension Benefits		Postretirement Medical
	2022	2021	2022	2021

Discount rate	5.46%	3.00%	5.43%	2.88%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
The Company's non-admitted pension asset was $186.7 million and $76.1 million at December 31, 2022 and 2021, respectively.
The Company utilizes a full yield curve approach in the estimation of liabilities, service cost, and interest cost for pension and postretirement benefits by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds. The discount rate was increased from 3.00% at December 31, 2021, to 5.46% at December 31, 2022. This resulted in a $327.6 million decrease in the pension benefit obligation in 2022. The discount rate was increased from 2.80% at December 31, 2020, to 3.00% at December 31, 2021. This resulted in a $23.5 million decrease in the pension benefit obligation in 2021.
The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. Historical returns are determined by asset class. The historical relationships between equities, fixed income securities, and other assets are reviewed. The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return. The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The asset allocation for the defined benefit pension plan at the end of 2022 and 2021, and the target allocation for 2022 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2022	2022	2021
Asset category:
Equity securities	55%	64%	55%
Fixed income securities	18	12	15
Short-term investments	2	—	5
Other	25	24	25
Total	100%	100%	100%
The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline. Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level. Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance. Investment mix is measured and monitored on an ongoing basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.
The Company’s pension plan assets consist primarily of debt and equity securities, mutual funds and private equity funds, all of which are carried at fair value.
Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets primarily include exchange-traded equity securities and mutual funds.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets include certain debt securities for which public price quotations are not available, but that use other market observable inputs from third-party pricing service quotes or internal valuation models using observable inputs. Level 2 assets also include private funds that invest primarily in domestic debt securities where the Company has the right to redeem its interest at net asset values. The underlying debt securities within these funds employ similar valuation methodologies as the Company’s other investments in debt securities.
•Level 3 - Significant unobservable inputs for the asset or liability. The Company does not have any significant assets carried at fair value that meet the definition of Level 3.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

Debt Securities
The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.
Equity Securities
The fair values of actively traded equity securities have been determined utilizing publicly quoted prices from third-party pricing services.
Mutual Funds
The fair values of mutual funds have been determined utilizing the net asset values of the funds.
Private Equity and Fixed Income Funds
The fair values of private equity and fixed income funds have been determined utilizing the net asset values of the funds.
Other Assets
Other assets primarily include securities lending reinvested collateral and cash equivalents. The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices. The fair value of the cash equivalents are based on quoted market prices.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

The fair value of the pension plan’s assets by asset category is as follows:

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2*	Level 3
	(In Thousands)
At December 31, 2022:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$2,040	$—	$2,040	$—
Corporate securities	112,201	—	112,201	—
Residential mortgage-backed securities	777	—	777	—
Asset-backed securities	11,843	—	11,843	—
Equity securities:
Common equity	555,090	513,330	41,760	—
Mutual funds	123,560	123,560	—	—
Preferred stock	2,597	—	2,597	—
Other invested assets:
Private equity and fixed income funds	225,570	—	225,570	—
Surplus notes	2,542	—	2,542	—
Real estate	20,321	—	20,321	—
Other assets	75,090	72,943	2,147	—
Total plan assets	$1,131,631	$709,833	$421,798	$—
* Includes investments using net asset value (NAV) as a practical expedient.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1		Level 2*	Level 3
	(In Thousands)
At December 31, 2021:
Debt securities:
Debt securities issued by states of the U.S. and political subdivisions of the states	$3,019	$—		$3,019	$—
Corporate securities	114,667	—		114,667	—
Residential mortgage-backed securities	1,041	—		1,041	—
Asset-backed securities	2,852	—		2,852	—
Equity securities:
Common equity	659,769	611,743		48,026	—
Mutual funds	174,122	174,122		—	—
Other invested assets:
Private equity and fixed income funds	239,447	—		239,447	—
Surplus notes	3,827	—		3,827	—
Real estate	7,177	—		7,177	—
Other assets	78,741	77,193	`	1,548	—
Total plan assets	$1,284,662	$863,058		$421,604	$—
* Includes investments using net asset value (NAV) as a practical expedient.
For measurement purposes of the postretirement benefit obligation at December 31, 2022, a 5.275 percent annual rate of increase in the per capita cost of covered health care benefits is assumed for 2023. The rate was assumed to decrease gradually to 4.75 percent for 2030 and remain at that level thereafter.
At December 31, 2022, the assets of the Company’s pension include approximately $67.0 million invested in the Touchstone Family of Funds, which are administered by the Company, and $251.4 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. At December 31, 2021, the assets of the Company’s pension include approximately $106.5 million invested in the Touchstone Family of Funds, which are administered by the Company, $229.1 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

As of December 31, 2022, future benefit payments for the pension plan are expected as follows (in millions):

2023	$56.3
2024	57.0
2025	57.6
2026	58.2
2027	59.0
Five years thereafter	308.0

Future benefit payments for the postretirement medical plan, net of amounts contributed by plan participants, are expected as follows (in millions):

2023	$8.1
2024	7.8
2025	7.7
2026	7.4
2027	7.2
Five years thereafter	33.8
The Company did not make any contributions to the pension plan in 2022 and 2021. The Company does not expect to make contributions to the pension plan during 2023.
The Company made contributions to the postretirement medical plan of $7.3 million in 2022 and expects to contribute $72.0 million between 2023 and 2032, inclusive. The Company received no subsidies in 2022. The Company’s postretirement medical plan did not collect the Medicare Part D Subsidy for claims activity occurring after January 1, 2013.
The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year. The total of the Company’s contributions to the defined contribution plan were $5.0 million, $4.8 million, and $6.8 million for 2022, 2021 and 2020, respectively.

The Western and Southern Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2022, 2021 and 2020

11. Premium and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2022, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$3,504	$247
Ordinary renewal	65,274	46,600
Accident and health renewal	417	327
Assumed investment type-contracts	408	408
Total	$69,603	$47,582

Supplementary Information

Place Holder for EY Letter

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Investment income earned:
U.S. Government debt securities	$963
Other debt securities (unaffiliated)	140,502
Debt securities of affiliates	—
Preferred stocks (unaffiliated)	1,392
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	26,144
Common stocks of affiliates	80,000
Mortgage loans	2,318
Real estate	9,983
Premium notes, policy loans and liens	10,704
Cash on hand and on deposit	1,491
Short-term investments	76
Other invested assets	274,692
Derivative instruments	—
Aggregate write-ins for investment income	252
Gross investment income	$548,517

Real estate owned (book value less encumbrances)	$25,538

Mortgage loans (book value):
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	55,841
Mezzanine real estate loan	—
Total mortgage loans	$55,841

Mortgage loans by standing (book value):
Good standing	$55,797
Good standing with restructured terms	$44
Interest overdue more than 90 days, not in foreclosure	$—
Foreclosure in process	$—

Other long-term assets (statement value)	$2,471,001
Collateral loans	$142,493

Debt securities and stocks of parents, subsidiaries and affiliates (book value):
Debt securities	$—
Preferred stocks	$—
Common stocks	$4,592,609

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Debt securities and short-term investments by NAIC designation and maturity:
Debt securities by maturity (statement value):
Due within one year or less	$107,497
Over 1 year through 5 years	247,337
Over 5 years through 10 years	646,228
Over 10 years through 20 years	711,465
Over 20 years	1,075,673
No maturity date	—
Total by maturity	$2,788,200

Debt securities and short-term investments by NAIC designation (statement value):
NAIC 1	$1,519,132
NAIC 2	1,178,375
NAIC 3	76,559
NAIC 4	13,134
NAIC 5	1,000
NAIC 6	—
Total by NAIC designation	$2,788,200
Total debt securities publicly traded	$2,120,656
Total debt securities privately placed	$667,544

Preferred stocks (statement value)	$42,514
Common stocks (market value)	$5,452,145
Short-term investments (book value)	$3,500
Securities lending reinvested collateral assets (book value)	$17,779
Options, caps and floors owned (statement value)	$—
Options, caps and floors written and in-force (statement value)	$—
Collar, swap and forward agreements open (statement value)	$—
Futures contracts open (current value)	$—
Cash on deposit (book overdraft)	$(29,265)

Life insurance in-force:
Industrial	$319,318
Ordinary	$10,750,292
Credit life	$—
Group life	$793,179

Amount of accidental death insurance in-force under ordinary policies	$1,196,825

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Life insurance policies with disability provisions in-force:
Industrial	$38,967
Ordinary	$1,886,256
Credit life	$—
Group life	$628,795

Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	$2,104
Amount of income payable	$105
Ordinary – involving life contingencies:
Amount of income payable	$95
Group – not involving life contingencies:
Amount on deposit	$—
Amount of income payable	$—
Group – involving life contingencies:
Amount of income payable	$—

Annuities:
Ordinary:
Immediate–amount of income payable	$133
Deferred–fully paid–account balance	$2,823
Deferred–not fully paid–account balance	$—
Group:
Amount of income payable	$—
Fully paid–account balance	$—
Not fully paid–account balance	$—

Accident and health insurance – premiums in-force:
Ordinary	$22,977
Group	$39,889
Credit	$—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$18,174
Dividend accumulations – account balance	$162,469

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

Claim payments 2022:
Group accident and health:
2022	$—
2021	$—
2020	$—
2019	$—
2018	$—
Prior	$—
Other accident and health:
2022	$3,861
2021	$2,203
2020	$275
2019	$450
2018	$126
Prior	$2,020
Other coverages that use developmental methods to calculate claims reserves:
2022	$—
2021	$—
2020	$—
2019	$—
2018	$—
Prior	$—

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH- SIS

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022 (In Thousands)

PH-SIRI

The Western and Southern Life Insurance Company
Note to Supplemental Schedule of Selected Statutory-Basis Financial Data
December 31, 2022

Basis of Presentation
The accompanying supplemental schedule presents selected statutory-basis financial data as of December 31, 2022, and for the year then ended, for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company’s 2022 Statutory Annual Statement as filed with the Ohio Department of Insurance.
Reinsurance
The Company has not identified any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 that would require disclosure in the supplemental schedule to life and reinsurance disclosures as required under SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance.